                              AMENDED AND RESTATED
                                 LOAN AGREEMENT


                          Dated as of October 28, 1998


                                 By and Between


                 CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC


                                       AND


                      INTERNATIONAL HOTEL ACQUISITIONS, LLC


                              LOCATION OF PROPERTY:

                          Honuala, District of Makawao
                   Island and County of Maui, State of Hawaii

                                TABLE OF CONTENTS
                                                                            PAGE
Section 1   PARTICULAR TERMS; DEFINITIONS......................................1

Section 2   THE LOAN..........................................................17

     2.1      Intentionally Omitted...........................................17

     2.2      Loan Term.......................................................17

     2.3      Interest Rate...................................................17

     2.3.1    Rate During Term................................................17

     2.3.2    Calculation of Interest.........................................17

     2.4      Payments........................................................17

     2.4.1    Interest........................................................17

     2.4.2    Repayment of Outstanding Principal Balance......................17

     2.4.3    General.........................................................17

     2.5      Funding Losses; Change in Law, Etc..............................18

     2.6      Prepayment......................................................20

     2.7      Default Interest; Late Charge...................................21

     2.8      Excess Interest.................................................21

     2.9      Loan Taxes......................................................22

     2.10     Servicing.......................................................24

     2.11     Loan Term Reduction.............................................24

Section 3   CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWER................24

     3.1      Borrower Organization...........................................24

     3.2      Borrower Address................................................25

     3.3      Borrower's Organizational Documents.............................25

     3.4      Member's Organizational Documents...............................25

     3.5      Hotel Uses......................................................25

     3.6      No Condemnation.................................................25

     3.7      No Casualty.....................................................25

     3.8      Purchase Options................................................26

     3.9      Litigation......................................................26

     3.10     No Conflict with Law or Agreements..............................26

     3.11     Personal Property...............................................26

     3.12     Leases..........................................................26

     3.13     Environmental...................................................27

     3.14     Financial Statements............................................28


     3.15     No Insolvency...................................................28

     3.16     Fraudulent Conveyance...........................................28

     3.17     Broker..........................................................29

     3.18     Fiscal Year.....................................................29

     3.19     No Other Financing..............................................29

     3.20     ERISA...........................................................29

     3.21     FIRPTA..........................................................29

     3.22     PUHCA...........................................................30

     3.23     No Margin Stock.................................................30

     3.24     Investment Company Act..........................................30

     3.25     Taxes...........................................................30

     3.26     Full and Accurate Disclosure....................................30

     3.27     Contracts.......................................................30

Section 4   CERTAIN COVENANTS OF BORROWER.....................................31

     4.1      Payment and Performance of Obligations..........................31

     4.2      Transfers.......................................................31

     4.3      Liens...........................................................32

     4.4      Indebtedness....................................................32

     4.5      Compliance with Restrictive Covenants, Etc......................33

     4.6      Leases..........................................................34

     4.7      Delivery of Notices.............................................36

     4.8      ERISA...........................................................37

     4.9      Agreements with Affiliates......................................38

     4.10     After Acquired Property.........................................38

     4.11     Books and Records...............................................38

     4.12     Delivery of Estoppel Certificates...............................38

     4.13     Management, Etc.................................................39

     4.13.1   Management......................................................39


     4.13.2   Management Termination..........................................40

     4.14     Financial Statements; Audit Rights..............................40

     4.14.1   Statements to be Delivered......................................40

     4.14.2   Time for Delivery...............................................41

     4.15     Maintenance of Non-Taxable Status...............................41

     4.16     Lender's Attorneys' Fees and Expenses...........................41

     4.17     Environmental...................................................42

     4.18     Report Updates..................................................43

     4.19     Lender Access to Premises.......................................44

     4.20     Delivery of Documents Regarding Ownership.......................44

     4.21     Use of Premises.................................................44

     4.22     Insurance.......................................................45

     4.23     Contracts.......................................................45

     4.24     Intentionally Omitted...........................................45

     4.25     Intentionally Omitted...........................................45

     4.26     Franchise Provisions............................................45

     4.27     Interest Rate Cap Agreement.....................................45

     4.27.1   Purchase and Maintenance of Interest Rate Cap...................45

     4.27.2   Transfer or Release of Interest Rate Cap Agreement
               Upon Permitted Assumption of Loan..............................46

Section 5   EVENTS OF DEFAULT.................................................46

     5.1      Events of Default; Defaults.....................................46

     5.1.1    Non-Payment.....................................................46

     5.1.2    Affirmative Covenants...........................................46

     5.1.3    Negative Covenants..............................................46

     5.1.4    Representations.................................................47

     5.1.5    Other Loan Documents............................................47

     5.1.6    Intentionally Omitted...........................................47

     5.1.7    Reserves; Deposits..............................................47


     5.1.8    Transfers.......................................................47

     5.1.9    Liens...........................................................47

     5.1.10   Involuntary Bankruptcy, Etc.....................................47

     5.1.11   Voluntary Bankruptcy, Etc.......................................47

     5.1.12   Intentionally Omitted...........................................48

     5.1.13   Intentionally Omitted...........................................48

     5.1.14   ERISA...........................................................48

     5.1.15   Intentionally Omitted...........................................48

     5.1.16   Other Conditions for Acceleration...............................48

     5.1.17   Misapplication of Receipts......................................48

     5.2      Rights upon Event of Default....................................48

     5.3      Waiver of Stay, Extension and Moratorium Laws, Appraisal  and
               Valuation, Redemption and Marshalling..........................49

     5.4      Preferences.....................................................50

Section 6   GENERAL PROVISIONS................................................50

     6.1      Rights Cumulative; Waivers......................................50

     6.2      Lender's Action for its Own Protection Only.....................51

     6.3      No Third Party Beneficiaries....................................52

     6.4      Payment of Expenses, Etc........................................52

     6.4.1    Payment of Expenses.............................................52

     6.4.2    Advances Secured................................................53

     6.5      Indemnification.................................................53

     6.6      Notices.........................................................55

     6.7      No Oral Modification............................................56

     6.8      Assignment by Lender............................................57

     6.8.1    Assignment......................................................57

     6.8.2    Participations..................................................57

     6.8.3    Assignment and Acceptance.......................................57

     6.8.4    Other Business..................................................57


     6.8.5    Privity of Contract.............................................58

     6.8.6    Availability of Records.........................................58

     6.9      Severability....................................................58

     6.10     No Assignment by Borrower.......................................58

     6.11     Governing Law...................................................58

     6.12     Successors and/or Assigns.......................................58

     6.13     Entire Agreement................................................59

     6.14     Liability.......................................................59

     6.15     Counterparts; Headings..........................................59

     6.16     Time of the Essence.............................................59

     6.17     Consents........................................................59

     6.18     No Partnership..................................................60

     6.19     Waiver of Jury Trial............................................60

     6.20     Limited Recourse................................................60

     6.21     Intentionally Omitted...........................................62

     6.22     Jurisdiction, Venue, Service of Process.........................62

     6.23     Intentionally Omitted...........................................62

     6.24     Rule of Construction............................................62

     6.25     Further Assurances..............................................63

     6.26     Recitals........................................................64

     6.27     Sale of Loan and Securitization.................................64

     6.27.1   Rating Agency Requirements......................................64

     6.27.2   Securitization Indemnification..................................65

     6.28     Amendment and Restatement of Original Loan Agreement............67

Section 7   SPECIAL PROVISIONS................................................67

     7.1      Tax and Insurance Escrow........................................67

     7.1.1    Tax and Insurance Deposits......................................67

     7.1.2    Payment of Taxes and Insurance Premiums.........................67

     7.1.3    Application upon Event of Default...............................68


     7.1.4    Reliance........................................................68

     7.1.5    Borrower's Obligations..........................................68

     7.1.6    No Third Party Beneficiary......................................68

     7.2      Mortgage Subaccounts............................................69

     7.2.1    FF&E Reserve Subaccount.........................................69

     7.3      Intentionally Omitted...........................................70

     7.4      Application of Receipts.........................................70

     7.4.1    Deposits into Clearing Account..................................70

     7.4.2    Application of Receipts.........................................70

     7.4.3   Quarterly DCR Tests..............................................72

Section 8   SINGLE PURPOSE ENTITY/SEPARATENESS................................72

     8.1      Representations, Warranties and Covenants.......................72

Section 9   REFINANCING THE LOAN; LOAN ASSUMPTION.............................75

     9.1      Intentionally Omitted...........................................75

     9.2      Intentionally Omitted...........................................75

     9.3      Assumption of Loan..............................................75

     9.3.1    General Conditions to All Assumptions...........................71

     9.3.2    Conditions Upon Second Assumption...............................76

     9.3.3    Loan to Value and DCR...........................................77

     9.3.4    Termination of Right to Loan Term Reduction.....................77

                       AMENDED AND RESTATED LOAN AGREEMENT

     THIS AMENDED AND RESTATED LOAN AGREEMENT (as amended from time to time in accordance with the terms hereof and in effect, this "Agreement"), entered into as of October 28, 1998, by and between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company having an address at 11
Madison  Avenue,  New  York,  New York  10010,  its  successors  and/or  assigns
("Lender"), and INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited liability company having an address at c/o Hotel Operations Inc., 11 Madison Avenue, New York, New York 11010 ("Borrower").

                              W I T N E S S E T H:

     WHEREAS, Borrower is the owner of the fee estate in a certain tract of land known as the "Grand Wailea Hotel" in Honuala, District of Makawao, Island and County of Maui, State of Hawaii, as more particularly described in Schedule A annexed hereto (the "Land"), and the building and other improvements located thereon (collectively, the "Improvements");

     WHEREAS, on or about June 15, 1998, Lender made a loan to Borrower in the original principal amount of Three Hundred Fifty Seven Million Dollars
($357,000,000) (the "Original Loan") pursuant to the terms and conditions of that certain Assumption Agreement and Consolidated, Amended and Restated Loan Agreement (the "Original Loan Agreement") and the other "Loan Documents" (as defined in the Original Loan Agreement, and herein collectively referred to as the "Original Loan Documents"), the proceeds of which Original Loan were used by Borrower to acquire the Land and the Improvements; and

     WHEREAS, Borrower and Lender have agreed to reduce the portion of the Original Loan secured by the "Mortgage" (as defined in the Original Loan Agreement) to Two Hundred Seventy Five Million Dollars ($275,000,000) (as reduced, the "Loan") and to amend and restate in their entirety the Original Loan Agreement and the other Original Loan Documents as herein provided and as provided in the "Loan Documents" (as defined below), with the remainder of the Original Loan to be evidenced by the "Mezzanine Loan Documents" (as defined below);

     NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

                                   Section 1
                         PARTICULAR TERMS; DEFINITIONS

     For all purposes of this Agreement, the following terms shall have the respective meanings hereinafter specified, such definitions to be applicable equally to the singular and plural forms of such terms:

     "ACM" shall mean asbestos-containing materials.

     "Affiliate" shall mean, with respect to a specified Person, (i) a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the specified Person, (ii) any Person who is an officer, director, partner, manager, employee, or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner, manager or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person who, directly or indirectly, has an Ownership Interest in the specified Person, (iv) any Person in which the specified Person has an Ownership Interest,
(v) the spouse, issue, or parent of the specified Person, and (vi) any Person which would constitute an Affiliate of any such Person described in clauses (i) through (v) above.

     "Affirmative Covenant" shall mean a promise or covenant by any Person to perform, act, suffer, permit or consent to.

     "Agreement"   shall  have  the  meaning   ascribed  to  such  term  in  the
introductory paragraph hereof.

     "Annualized Net Operating Income" means the difference between (i) the sum of all Receipts generated during the twelve (12) full calendar months immediately preceding any Determination Date (including any calendar month ending on a  Determination  Date) less (ii) all Expenses  paid during the twelve
(12) full calendar months immediately preceding such Determination Date (including any calendar month ending on a Determination Date).

     "Approved Accountant" shall mean such independent certified public accountant of nationally recognized standing selected by the Person required to deliver the applicable Financial Statements and other reports specified herein, which Approved Accountant shall be approved by Lender.

     "Approved Budget" shall have the meaning ascribed to such term in Section 4.14.1(d) hereof.

     "Approved Contracts" shall mean the Contracts listed on Schedule B annexed hereto and any other Contract entered into after the date hereof in accordance with Section 4.23 hereof.

     "Approved Leases" shall mean the Leases set forth on Schedule C annexed hereto and all Leases entered into after the date of this Agreement in accordance with Section 4.6 hereof.

     "Assignees" shall have the meaning ascribed to such term in Section 6.8.1 hereof.

     "Assignment of Leases and Rents" shall mean that certain Amended and Restated Assignment of Leases and Rents, dated as of the date hereof, made by Borrower in favor of Lender, relating to the Loan, as the same may hereafter be amended or modified from time to time.

     "Bankruptcy Code" shall mean Title 11 of the United States Code, 11 U.S.C. ss.ss.101 et seq., as amended.

     "Base Rate" shall mean the rate per annum equal to the sum of the Interest Rate Spread plus the then applicable Treasury Rate during the period prior to and including the Scheduled Maturity Date.

     "Best knowledge" or "knowledge" shall mean, for the purpose of this Agreement and the other Loan Documents, the actual knowledge of the Person in question. If any entity with respect to which this term would be applicable is a corporation, knowledge of such entity shall refer to actual knowledge of its officers or directors. If any such entity is a partnership, knowledge of such entity shall refer to actual knowledge of each of its partners who participates in the management of such partnership (directly or indirectly). If any such entity is a limited liability company, knowledge of such entity shall refer to actual knowledge of its sole member or managing member(s), as applicable.

     "Borrower" shall have the meaning ascribed to such term in the introductory paragraph hereof.

     "Buyer" shall have the meaning ascribed to such term in Section 9.3 hereof.

     "Capital  Adequacy  Events" shall have the meaning ascribed to such term in
Section 2.5(d) hereof.

     "Cash Collateral Account" shall have the meaning ascribed to such term in the Cash Management Agreement.

     "Cash Management Agreement" shall mean that certain Amended and Restated Cash Management Agreement, dated as of the date hereof, between Borrower and Lender, as the same may be amended or modified from time to time.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601, et seq.), as the same may be amended from time to time.

     "Certificates" means the securities issued in connection with a Securitization of the Loan.

     "Claim" shall have the meaning ascribed to such term in Section 6.5(b) hereof.

     "Clearing Account" shall have the meaning ascribed to such term in the Cash Management Agreement.

     "Closing Date" shall mean the time of execution and delivery of this Agreement by Borrower to Lender.

     "Collateral" shall mean all collateral pledged to Lender in respect of the Loan hereunder or under any of the other Loan Documents.

     "Collection Period" shall have the meaning ascribed to such term in the Cash Management Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Contract" shall mean (i) any management, brokerage or leasing agreement or
(ii) any cleaning, maintenance, service or other contract or agreement of any kind (other than Leases) of a material nature (materiality for these purposes to include contracts in excess of Ten Thousand Dollars ($10,000) or which extend beyond one year (unless cancelable on thirty (30) days or less notice)), in either case relating to the ownership, leasing, management, use, operation, maintenance, repair or restoration of the Premises, whether written or oral.

     "Control" (and the correlative terms "controlled by" and "controlling") shall mean, with respect to a specified Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided, however, that, without limiting the generality of the foregoing, (i) any Person (including family members of such Person) which owns, directly or indirectly, securities representing twenty percent (20%) or more of the value or ordinary voting power of a corporation or twenty percent (20%) or more of the partnership or membership or other Ownership Interests (based upon value or vote) of any other Person is deemed to control such corporation or other Person, (ii) a general partner shall always be deemed to control any partnership of which it is a general partner, and (iii) a manager or member-manager of a limited liability company shall always be deemed to control any limited liability company of which it is a manager or member-manager, as the case may be.

     "DCR" shall mean the ratio of (i) Annualized Net Operating Income as of any Determination Date to (ii) the payments of interest that would be due and payable on the Outstanding Principal Balance as of such Determination Date and for the following twelve (12) month period, assuming a monthly constant payment of interest based on the LIBOR Interest Rate in effect as of the date of such calculation.

     "DCR Lock Box Event" shall have the meaning set forth in Section 7.4.2(b) hereof.

     "DCR Lock Box Threshold" shall have the meaning set forth in Section 7.4.2(b) hereof.

     "Default"  shall have the  meaning  ascribed  to such term in  Section  5.1 hereof.

     "Default Rate" shall have the meaning ascribed to such term in Section 2.7 hereof. In no event shall the Default Rate exceed the maximum interest rate permitted under applicable law.

     "Deposit Bank" shall have the meaning ascribed to such term in the Cash Management Agreement.

     "Designated Officer" shall mean (i) if Borrower is a corporation, the chief financial officer of such corporation or such other officer of such corporation as is fully familiar with the financial affairs of Borrower and is approved by Lender, (ii) if Borrower is a partnership, such officer of Borrower's managing general partner as satisfies the first sentence of this definition, or (iii) if Borrower is a limited liability company, such officer of Borrower's sole member or managing member, as applicable, as satisfies the first sentence of this definition.

     "Designee" shall have the meaning ascribed to such term in Section 6.23 hereof.

     "Determination Date" shall mean each date as of which a determination of DCR is required to be made pursuant to Sections 7.4.3 or 9.3.3 hereof.

     "Disbursement Instructions" shall have the meaning ascribed to such term in the Cash Management Agreement.

     "Disbursement Period" shall mean a period of thirty (30) calendar days.

     "Disclosure  Document"  shall  have the  meaning  ascribed  to such term in
Section 6.27.2 hereof.

     "Discount Amount" shall mean, with respect to any prepayment of the Loan, the amount equal to the product of (i) the principal amount of such prepayment,
(ii) the Interest Rate Spread, and (iii) a fraction, the numerator of which shall equal the actual number of days from and including the date of such prepayment through but excluding the Yield Maintenance Termination Date, and the denominator of which is 360.

     "Disqualified  Person"  shall  have the  meaning  ascribed  to such term in
Section 3.20 hereof.

     "Dollar" or "$" shall mean lawful money of the United States of America.

     "Domestic Business Day" shall mean any day except a Saturday, Sunday or other day on which commercial banks are required or permitted by law to close in New York City.

     "Engineering Consultant" shall mean Wimberly Allison Tong & Goo.

     "Engineer's Report" shall mean the report prepared by the Engineering Consultant.

     "Environmental Consultant" shall mean Dames & Moore.

     "Environmental Costs" shall mean "Indemnified Costs" as such term is defined in the Environmental Indemnification Agreement.

     "Environmental Indemnification Agreement" shall mean that certain Amended and Restated Environmental Indemnification Agreement, dated as of the date hereof, made by Borrower to Lender, as the same may hereafter be amended or modified from time to time.

     "Environmental Laws" shall mean CERCLA; The Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq.; The Hazardous Substances
Transportation Act, 49 U.S.C. ss. 5101, et seq.; The Emergency Planning & Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001, et seq.; The Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; The Clean Air Act, 42 U.S.C. ss. 7401 et seq.; The Clean Water Act, 33 U.S.C. ss. 1251 et seq.; The Safe Drinking Water Act, 42 U.S.C. ss. 201 et seq.; as any of the foregoing may be amended from time to time; and any other federal, state and local laws or regulations, codes, statutes, orders, decrees, guidance documents, judgments or injunctions, now or hereafter issued, promulgated, amended, approved or entered thereunder, relating to pollution, contamination, community right to know notification, clean up or protection of the environment, or pertaining to health, industrial hygiene or safety, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata, buildings or facilities) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

     "Environmental Matter" shall mean any matter arising out of, relating to, or resulting from pollution, contamination or protection of the environment (including natural resources), and any matters relating to emission, discharge, release or threatened release, of Hazardous Substances into the air (indoor and outdoor), surface water, groundwater, soil, land surface or subsurface, buildings or facilities or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, release or threatened release of Hazardous Substances in violation of any Environmental Law.

     "Environmental Report" shall mean the Phase I and Phase II environmental reports prepared by the Environmental Consultant.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder from time to time.

     "Eurodollar Business Day" shall mean any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London, England.

     "Event of Default" shall have the meaning  ascribed to such term in Section
5.1 hereof.

     "Excess  Interest" shall have the meaning  ascribed to such term in Section
2.8 hereof.

     "Exchange  Act" shall  have the  meaning  ascribed  to such term in Section
6.27.2 hereof.

     "Excluded Revenue Items" shall have the meaning ascribed to such term in the definition of "Receipts" set forth below.

     "Expenses" shall mean all actual and customary operating expenses and all other unanticipated or non-recurring expenses by Borrower or (if and to the extent pursuant to the Management Agreement) Manager for or in connection with the ownership, use, management, operation or disposition of the Premises (as adjusted by Lender to reflect, inter alia, timing of the payment of expenses and such other factors as Lender shall reasonably determine to be relevant), including, without limitation (i) recurring expenses (e.g. capital or non-capital improvements, fixtures, furnishings and/or equipment replacements, and such others as determined by Lender), but excluding any of the same to the extent paid for out of any of the Mortgage Subaccounts or paid from equity of the Borrower (whether as new equity contributed by the equity holders of the Borrower or from the Remaining Receipts retained by the Borrower pursuant to
Section 7.4), (ii) Taxes (whether paid directly by Borrower or escrowed with Lender in accordance with Section 7.1 hereof), (iii) Insurance Premiums (whether paid directly by Borrower or escrowed with Lender in accordance with Section 7.1 hereof), (iv) management fees due under the Management Agreement (whether paid or not) in an amount not to exceed four percent (4.0%) of Receipts, (v) the FF&E Reserve Payments, and (vi) general, administrative and legal expenses incurred in connection with any of the foregoing.

     "FF&E Payment Date" shall have the meaning ascribed to such term in Section
7.2.1 hereof.

     "FF&E Replacements" shall have the meaning ascribed to such term in Section
7.2.1 hereof.

     "FF&E  Reserve  Payment"  shall have the  meaning  ascribed to such term in
Section 7.2.1 hereof.

     "FF&E Reserve Subaccount" shall have the meaning ascribed to such term in the Cash Management Agreement.

     "FF&E Reserve Payment Credit" shall have the meaning ascribed to such term in Section 7.2.1 hereof.

     "Financial Statements" shall mean the financial statements and other documentation required to be delivered pursuant to Section 4.14 hereof.

     "First  Boston"  shall have the  meaning  ascribed  to such term in Section
6.27.2 hereof.

     "First  Boston  Group"  shall  have the  meaning  ascribed  to such term in
Section 6.27.2 hereof.

     "First Mezzanine Lender" shall have the meaning set forth in Schedule D hereof.

     "Funding Losses" shall have the meaning ascribed to such term in Section 2.5(a) hereof.

     "Funding Party" shall mean any bank or other entity, if any, which is indirectly or directly funding Lender with respect to the Loan, in whole or in part, including, without limitation, any direct or indirect assignee of, or participant in, the Loan.

     "Governmental Authority" shall mean the United States, the State of Hawaii, the City where the Land is located, and any political subdivision of any of the foregoing, and any agency, department, commission, board, court, bureau or instrumentality of any of them.

     "Hazardous Substances" shall mean asbestos, ACM, PCBs, urea-formaldehyde and urea-formaldehyde foam insulation, nuclear fuel or waste, petroleum products and any hazardous waste, toxic substance, related components, related constituents, pollutant or contaminant, including, without limitation, any substance defined or treated as a "hazardous substance", "extremely hazardous substance" or "toxic substance" (or comparable term) in any applicable Environmental Law and any other material.

     "Improvements" shall have the meaning ascribed to such term in the Recitals hereof.

     "Indebtedness" shall mean any and all liabilities and obligations owing by any Person to any Person, including principal, interest, charges, fees, reimbursements and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, (i) in respect of any borrowed money (whether by loans, the issuance and sale of debt securities or the sale of any property to another Person subject to an understanding, agreement, contract or otherwise to repurchase such property) or for the deferred purchase price of any property or services (other than trade accounts payable, or accrued expenses, that are or would be incurred in the ordinary course of business of such Person ("Trade Payables") and payable within ninety (90) days), (ii) as lessee under any leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (iii) under direct or indirect guarantees and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise assure any creditor against loss in respect of the obligations of others, (iv) in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such indebted Person, or (v) in respect of unfunded vested benefits under plans covered by ERISA or any similar liabilities to, for the benefit of, or on behalf of, any employees of such indebted Person.

     "Indemnified Parties" shall mean each of Lender, the Affiliates of Lender and the Participants and their respective successors, assigns, partners, members, shareholders, officers, directors, employees, agents and attorneys.

     "Insolvent" shall mean (i) the inability of a Person to pay its debts as they become due and/or (ii) the fair value of such Person's debts is greater than the fair value of such Person's assets.

     "Insurance  Premiums"  shall  have the  meaning  ascribed  to such  term in
Section 7.1 hereof.

     "Interest Accrual Period" shall mean, with respect to any Payment Date, the period commencing on the eleventh (11th) day of the preceding calendar month and terminating on the tenth (10th) day of the calendar month in which such Payment Date occurs; provided, however, that no Interest Accrual Period shall end later than the Maturity Date (other than for purposes of calculating interest at the Default Rate), and the initial Interest Accrual Period shall commence on the date of this Agreement and shall end on November 10, 1998.

     "Interest Rate Cap Pledge" shall mean that certain Pledge and Security Agreement executed by Borrower, as pledgor, in favor of Lender, as pledgee, of even date herewith, providing for, among other things, the collateral pledge of the Interest Rate Cap Agreement referred to in Section 4.27 below.

     "Interest Rate Spread" shall mean, (i) if Borrower makes the election provided for in Section 2.11 hereof when and as required therein, two hundred fifty (250) basis points; and (ii) under all other circumstances, two hundred seventy-five (275) basis points.

     "Land" shall have the meaning ascribed to such term in the Recitals hereof.

     "Law Change" shall have the meaning ascribed to such term in Section 2.9(c) hereof.

     "Lease" shall mean any lease now or hereafter on or affecting the Premises, or any part thereof, whether written or oral, and all licenses and other agreements for the use and/or occupancy of the Premises, or any part thereof, as the same shall have been or shall hereafter be amended.

     "Legal Requirement" shall mean any law, statute, ordinance, order, rule, regulation, decree or other requirement of a Governmental Authority, and all conditions of any Permit.

     "Lender" shall have the meaning ascribed to such term in the introductory paragraph hereof.

     "Lender's Counsel" shall mean Cox, Castle & Nicholson LLP, located in Los Angeles, California, and any other law firm acting as counsel to Lender.

     "Lender's Counsel Fees" shall mean all reasonable fees and disbursements of Lender's Counsel.

     "Liabilities"  shall  have the  meaning  ascribed  to such term in  Section
6.27.2 hereof.

     "LIBOR" shall mean, with respect to any Interest Accrual Period, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth (1/16th) of one percent (1%)) reported, with respect to the initial Interest Accrual Period, at 11:00 a.m. London time on the date of this Agreement (or if such date is not a Eurodollar Business Day, the immediately preceding Eurodollar Business
Day), and thereafter, at 11:00 a.m. London time on the date three (3) Eurodollar

Business Days after the tenth (10th) day of the calendar month in which such Interest Accrual Period commences (such date, the "LIBOR Determination Date"), on Dow Jones Telerate Service Page 3750 (British Bankers Association Settlement
Rate) as the non-reserve adjusted London Interbank Offered Rate for U.S. dollar deposits having a thirty (30) day term and in an amount of $1,000,000 or more (or on such other page as may replace said Page 3750 on that service or such other service or services as may be nominated by the British Bankers Association for the purpose of displaying such rate, all as determined by Lender in its sole but good faith discretion). In the event that (i) more than one such LIBOR is provided, the average of such rates shall apply, or (ii) no such LIBOR is published, then LIBOR shall be determined from such comparable financial reporting company as Lender in its sole but good faith discretion shall determine. LIBOR for any Interest Accrual Period shall be adjusted from time to time by increasing the rate thereof to compensate Lender and any Funding Party for any aggregate reserve requirements (including, without limitation, all basic, supplemental, marginal and other reserve requirements and taking into account any transitional adjustments or other scheduled changes in reserve requirements during any Interest Accrual Period) which are required to be maintained by Lender or such Funding Party with respect to "Eurocurrency Liabilities" (as presently defined in Regulation D of the Board of Governors of the Federal Reserve System) of the same term under Regulation D, or any other regulations of a Governmental Authority having jurisdiction over Lender or such Funding Party of similar effect.

     "LIBOR Determination Date" shall have the meaning ascribed to such term in the definition of "LIBOR" above.

     "LIBOR  Interest  Rate"  shall have the  meaning  ascribed to such terms in
Section 2.3 hereof.

     "Liens" shall have the meaning ascribed to such term in Section 4.3 hereof.

     "Loan" shall have the meaning ascribed to such term in the Recitals hereof.

     "Loan Amount" shall mean Two Hundred Seventy Five Million Dollars ($275,000,000).

     "Loan Documents" shall mean this Agreement, the Note, the Mortgage, the Assignment of Leases and Rents, the Environmental Indemnification Agreement, the Cash Management Agreement, the Manager Assignment and Subordination, the Interest Rate Cap Pledge and any other document or agreement now or hereafter executed by Borrower or any other Person for the benefit of Lender securing, evidencing or otherwise relating to the Loan.

     "Loan Taxes" shall have the meaning ascribed to such term in Section 2.9(a) hereof.

     "Loan Term  Reduction"  shall  have the  meaning  ascribed  to such term in
Section 2.11 hereof.

     "Lock Out Date" shall have the meaning ascribed to such term in Section 2.6 hereof.

     "Major  Decision"  shall mean any  decision of or on behalf of Borrower to:
(i) engage in any business or activity other than as set forth in Borrower's Organizational Documents in effect as of the Closing Date; (ii) incur any Indebtedness (other than the Mezzanine Indebtedness) or assume or guaranty any

Indebtedness of any other Person, other than in connection with any business or activity as set forth in Borrower's Organizational Documents in effect as of the Closing Date; (iii) voluntarily dissolve or liquidate, in whole or in part; (iv) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person other than as set forth in Borrower's Organizational Documents in effect as of the Closing Date; (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, including, but not limited to, the Bankruptcy Code, or seek the appointment of a trustee, receiver, liquidator, custodian, examiner or other similar official of it or any substantial part of its property, or consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or make a general assignment for the benefit of creditors, or fail generally to pay its debts as they become due, or take any action to authorize any of the foregoing; or (vi) amend Borrower's Organizational Documents.

     "Major Lease" shall mean any Lease described on Schedule C annexed hereto, which is marked with an asterisk, and any other Lease which either (i) is with an Affiliate of Borrower or (ii) when taken together with all Leases, if any, to Affiliates of the tenant thereunder demises in excess of 10,000 square feet of the net rentable square feet in the Improvements. For purposes of this definition only, in determining the net rentable square footage demised under any Lease, all space in the Improvements which may in the future be demised to the tenant under such Lease by reason of such tenant exercising any right or option contained in such Lease shall be included in the calculation of the square footage demised under such Lease.

     "Management Agreement" shall mean that certain Incentive Hotel Operating Agreement dated as of June 15, 1998, between Borrower and Grand Wailea Company, for the management of the Premises, as the same may be amended or modified in accordance with the terms hereof and any replacement thereof entered into in accordance with the terms of this Agreement.

     "Manager" shall have the meaning ascribed to such term in Section 4.13.1(a) hereof. The Manager on the date hereof is Grand Wailea Company.

     "Manager Assignment and Subordination" shall have the meaning ascribed to such term in Section 4.13.1(b) hereof.

     "Material Adverse Effect" shall mean a material adverse effect on (i) the property, business, operations, financial condition, prospects or liabilities of any Significant Party, (ii) the ability of any Significant Party to perform its material obligations under any of the Loan Documents, including, without limitation, the timely payment of principal of or interest on the Loan or other amounts payable in connection therewith by any Significant Party liable therefor, (iii) the validity or enforceability of any of the Loan Documents by or against any Significant Party, (iv) the rights and remedies of Lender under any of the Loan Documents, or (v) without limiting the foregoing, the Premises or any use or occupancy thereof and/or the Collateral and the priority of the Liens thereon in favor of Lender.

     "Maturity Date" shall mean the day which is the earlier to occur of (i) the Scheduled Maturity Date, or (ii) the date on which payment of the Loan shall have been accelerated pursuant to the terms of this Agreement.

     "Member" shall mean IHA Holdings LLC, a Delaware limited liability company.

     "Mezzanine Indebtedness" shall mean indebtedness described on Schedule D hereof.

     "Mezzanine Indebtedness Loan Documents" shall mean the loan documents executed in connection with the Mezzanine Indebtedness.

     "Mortgage" shall mean that certain Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Fixture Filing, dated as of the date hereof, made by Borrower in favor of Lender, as the same may hereafter be amended, modified, increased, consolidated or extended from time to time.

     "Mortgage Subaccounts" shall have the meaning ascribed to such term in the Cash Management Agreement.

     "Negative Covenant" shall mean a promise or covenant by any Person to not act, perform, suffer, permit or consent to.

     "Note" shall mean that certain Amended and Restated Mortgage Note, dated the date hereof, made by Borrower to Lender, in the original principal amount of Two Hundred Seventy-Five Million Dollars ($275,000,000), as the same may hereafter be amended, modified, extended or substituted from time to time.

     "Notices"  shall have the  meaning  ascribed  to such term in  Section  6.6 hereof.

     "Obligated Party" shall have the meaning ascribed to such term in Section 5.2(a) hereof.

     "Obligations" shall mean Borrower's obligation to pay the principal, interest and any other sums payable to Lender in respect of the Loan hereunder and/or under the Note, the Mortgage or any of the other Loan Documents, and to perform and observe all of the terms, covenants and provisions of each of the Loan Documents.

     "Officer's Certificate" shall mean a certificate delivered to Lender and signed by the President or a Vice President of Borrower (or if, at any time, Borrower shall be a partnership or limited liability company, by such an officer of a general partner, sole member or managing member, as the case may be, of Borrower, or if such general partner or member is a limited liability company, by such an officer of such general partner or member, as the case may be). Any Officer's Certificate shall be based on the actual knowledge, upon due inquiry, of the officer executing the same and shall contain a statement by such officer that (i) in the ordinary course of the performance of his duties he would normally obtain knowledge of, or (ii) he has made such inquiry as in his judgment is reasonably sufficient to obtain knowledge of, the existence of any condition or event necessary to make the statement(s) otherwise set forth in such Officer's Certificate.

     "Organizational Documents" shall mean, with respect to any Person who is not a natural person, the certificate or articles of incorporation, memorandum of association, articles of association, trust agreement, by-laws, partnership agreement, limited partnership agreement, certificate of partnership or limited partnership, limited liability company articles of organization, limited liability company operating agreement or any other organizational document, and all shareholder agreements, voting trusts and similar arrangements with respect to its stock, partnership interests, membership interests or other equity interests.

     "Outstanding Principal Balance" shall mean, as of any date, the outstanding principal balance of the Loan.

     "Ownership Interest" shall mean, with respect to any Person, ownership of the right to profits and losses of, and/or the right to exercise voting power to elect directors, managers, operators or other management of, or otherwise to affect the direction of management, policies or affairs of, such Person, whether through ownership of securities or partnership, membership or other interests therein, by contract or otherwise.

     "Ownership Period" shall have the meaning ascribed to such term in the definition of "Annualized Net Operating Income" set forth above.

     "Participants"  shall  have the  meaning  ascribed  to such term in Section
6.8.2 hereof.

     "Party In Interest" shall have the meaning ascribed to such term in Section
3.20 hereof.

     "Payment Date" shall mean November 11, 1998 and the eleventh (11th) day of each month thereafter during the Term.

     "PCBs" shall mean polychlorinated biphenyls.

     "Permit" shall mean all approvals, consents, registrations, franchises, permits, licenses (including, without limitation liquor licenses), variances, certificates of occupancy and other authorizations with regard to zoning, landmark, ecological, environmental, air quality, subdivision, planning, building or land use required by any Governmental Authority for the construction, lawful occupancy and operation of the Improvements and the actual and contemplated uses thereof.

     "Permitted Encumbrances" shall mean the encumbrances listed on Schedule B of the Title Policy.

     "Person" shall mean any individual, partnership, corporation (including a business trust), limited liability company, joint stock company, estate, trust, unincorporated association, joint venture or other entity or a government or an agency or political subdivision thereof.

     "Premises" shall mean the Land, the Improvements and all personal property and other items described in the granting clauses of the Mortgage, and any other property owned and/or leased by Borrower and used or usable in the operation of the Improvements.

     "Prohibited Transaction" shall mean a prohibited transaction as described under Section 406 of ERISA or Section 4975 of the Code which is not the subject of a statutory exemption under Section 408(b) of ERISA or an administrative exemption granted pursuant to Section 408(a) of ERISA.

     "Provided  Information"  shall have the  meaning  ascribed  to such term in
Section 6.27.1 hereof.

     "Quarterly  DCR  Test"  shall  have the  meaning  ascribed  to such term in

Section 7.4.3 hereof.

     "Rating Agencies" shall mean (i) any nationally-recognized statistical rating organizations that provide a rating on any of the Certificates on the date of issuance of such Certificates, or (ii) prior to the issuance of the Certificates, Standard & Poor's Rating Group, a division of The McGraw-Hill Corporation, and any other nationally-recognized statistical rating organization that has been designated by Lender in its sole discretion.

     "Receipts" shall mean all receipts, revenues, income (including service charges), fees, payments and proceeds of sales of every kind received by or on behalf of Borrower, directly or indirectly, from operating the Premises for that period, and services rendered to, and rentals, percentage rentals and other fees, payments and charges received from, tenants, sub-tenants, licensees, concessionaires and occupants of commercial, hotel, public and retail space located in or at the Premises, calculated on a cash basis, whether in cash or on credit, including, without limitation, revenues from the rental of rooms, guest suites, conference and banquet rooms, food and beverage facilities, telephone services, laundry, vending, television and parking at the Premises, the fair market value of any barter transaction, and other fees and charges resulting from the operations of the Premises by or on behalf of Borrower in the ordinary course of business (including without limitation all deposits that are paid to Borrower by Persons becoming members (collectively, the "Members") of the
Borrower's resident advisors program and/or special advisors program, or any successor refundable membership program to either thereof (collectively, "Membership Deposits")), and proceeds, if any, from business interruption or other loss of income insurance (net of the costs of collection thereof) and also including any proceeds received by Borrower in respect of the Interest Rate Cap; provided, however, that Receipts shall not include: (i) non-recurring income and non-Premises related income (as determined by Lender in its reasonable discretion); (ii) security deposits received from any tenant unless and until the same are applied to rent or any other of such tenant's obligations in accordance with the terms of such tenant's Lease; (iii) any loan proceeds or proceeds of capital or equity contributions received by Borrower; (iv)
gratuities or service charges or other similar receipts which are to be paid over to Premises employees or persons occupying similar positions for performing similar duties; (v) proceeds of insurance or other money or credits received in settlement for loss, theft or damage to property relating to or used in or at the Premises; (vi) excise taxes, sales taxes, use taxes, bed taxes, admission taxes, tourist taxes, gross receipts taxes, value added taxes, entertainment taxes, or other taxes or similar charges payable to any Governmental Authority;
(vii) credit or refunds to guests and patrons, if the transaction originally was included in Receipts; (viii) condemnation awards; (ix) proceeds from the sale of furniture, fixtures and/or equipment no longer required for the operation of the Premises; and (x) Membership Deposits that are deposited into a segregated trust account for the benefit of the Members (the revenue exclusions in the preceding clauses (i) through (x), collectively, the "Excluded Revenue Items").

     "Related  Party"  shall have the  meaning  ascribed to such term in Section
6.20 hereof.

     "Remaining  Receipts"  shall  have the  meaning  ascribed  to such  term in
Section 7.4.2(a) or Section 7.4.2(b) hereof.

     "Rent Roll" shall mean a rent roll for the Premises supplied to Lender, in such form as Lender shall reasonably request. The Rent Roll must indicate whether any tenant is in arrears in the payment of rent or expense reimbursement obligations under its Lease, and the duration and amount of any such arrears.

     "Required  Records" shall have the meaning ascribed to such term in Section
6.27.2 hereof.

     "Retained Receipts" shall have the meaning ascribed to such term in Section 7.4.2(b) hereof.

     "RICO" shall have the meaning ascribed to such term in Section 6.20 hereof.

     "Sale" shall have the meaning ascribed to such term in Section 9.3 hereof.

     "Sale Loan-to-Value Ratio" shall mean, as of the date of a sale, the ratio, expressed as a percentage, of (i) the Outstanding Principal Balance, all accrued and unpaid interest thereon and all other obligations of Borrower to Lender, to
(ii) the sale price of the Premises in connection with any Sale.

     "Sale Notice" shall have the meaning ascribed to such term in Section 9.3 hereof.

     "Scheduled Maturity Date" shall mean (subject to adjustment pursuant to Section 2.11 below) November 11, 2002.

     "Secondary Market Transaction" shall have the meaning ascribed to such term in Section 6.27.1 hereof.

     "Second Mezzanine Lender" shall have the meaning set forth in Schedule D hereto.

     "Securities" shall have the meaning ascribed to such term in Section 6.27.1 hereof.

     "Securities  Act" shall have the  meaning  ascribed to such term in Section
6.27.2 hereof.

     "Securitization"  shall have the  meaning  ascribed to such term in Section
6.27.1 hereof.

     "Servicer" shall have the meaning ascribed to such term in Section 2.10 hereof.

     "Servicing  Fee" shall have the  meaning  ascribed  to such term in Section
2.10 hereof.

     "Significant Party" shall mean each of Borrower and Member.

     "Survey" shall mean that survey of the Land, dated December 14, 1992, last revised April 17, 1998, prepared by Alden S. Kajioka, Licensed Land Surveyor Certificate No. 6605-LS, with Controlpoint Surveying and Engineering, Inc.

     "Tax and Insurance Deposits" shall have the meaning ascribed to such term in Section 7.1.1 hereof.

     "Tax and Insurance Escrow Subaccount" shall have the meaning ascribed to such term in the Cash Management Agreement.

     "Taxes" shall have the meaning ascribed to such term in the Mortgage.

     "Term" shall mean the period commencing on the date hereof and ending on the date on which the entire Outstanding Principal Balance and all other sums that shall be due and payable to Lender hereunder and under any of the other Loan Documents shall be paid in full to Lender.

     "Title Insurer" shall mean First American Title Insurance Company.

     "Title Policy" shall mean that certain title insurance policy, dated as of June 15, 1998, issued by the Title Insurer to Lender under Policy No. CW1566563 in the amount of the Loan (including all endorsements thereto).

     "Trade Payables" shall have the meaning ascribed to such term in the definition of "Indebtedness" set forth above.

     "Transfer" shall have the meaning ascribed to such term in Section 4.2(a) hereof.

     "Transfer Agreement" shall mean that certain Deed in Lieu Agreement dated as of May 15, 1998, by and between Grand Wailea Company and the Borrower.

     "Treasury Note" shall have the meaning ascribed thereto in the definition of "Treasury Rate" set forth below.

     "Treasury Rate" shall mean, with respect to any Interest Accrual Period, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth (1/16th) of one percent (1%)) reported, with respect to the initial Interest Accrual Period, at 11:00 a.m. New York time on the date of this Agreement (or if such date is not a Domestic Business Day, the immediately preceding Domestic Business Day), and during any Interest Accrual Period thereafter, at 11:00 a.m. New York time on the date on the date three (3) Domestic Business Days after the tenth (10th) day of the calendar month in which such Interest Accrual Period, equal to the then current yield to maturity, on an annual equivalent bond basis (recalculated to a three hundred sixty (360) day year basis), of a U.S. Treasury bill, note or bond selected by Lender (a "Treasury Note") that is then actively trading in the secondary market and maturing one year following the date of such determination; provided, however, that if such a Treasury Note is not then outstanding, the Treasury Rate shall be the per annum rate as of each applicable determination date, equal to the current yield to maturity, on an annual equivalent bond basis (recalculated to a three hundred sixty (360) day year basis), of a Treasury Note that Lender shall, in each case in its reasonable discretion, determine as being appropriate to determine the Treasury Rate. If two or more issues of such Treasury Notes mature on the same day, then Lender shall in its reasonable discretion select one such issue for purposes of determining the Treasury Rate.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code of the State of Hawaii, Hawaii Revised Statutes, Chapter 490.

     "U.S. Person" shall mean any Person that is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized under the laws of the United States or any state thereof or (iii) any estate or trust that is subject to United States federal income taxation, regardless of the source of its income.

     "Underwriter Group" shall have the meaning ascribed to such term in Section
6.27.2 hereof.

     "Working Capital Reserve" shall mean the working capital reserve maintained by Borrower and utilized by the Management Company pursuant to the terms and conditions of the Management Agreement.

     "Yield Maintenance Termination Date" shall have the meaning ascribed to such term in Section 2.6(c) hereof.


                                   Section 2
                                    THE LOAN

     2.1 Intentionally Omitted.

     2.2 Loan Term. The Loan shall mature on the Maturity Date, at which time the entire Loan shall be due and payable.

     2.3 Interest Rate.

          2.3.1 Rate During Term.Subject to the further provisions of this Agreement, including, without limitation, Sections 2.5, 2.7 and 2.11 hereof, the Outstanding Principal Balance evidenced by the Note shall bear interest throughout the Term at a floating rate per annum equal to the sum of LIBOR plus the Interest Rate Spread for any Interest Accrual Period. The interest rate referred to in the preceding sentence, as it relates to the Note, is referred to herein as the "LIBOR Interest Rate."

          2.3.2 Calculation of Interest. All interest payable hereunder shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall, subject to Section 2.4.3 hereof, be excluded.

     2.4 Payments.

          2.4.1 Interest. Prior to the Maturity Date, interest accruing under the Note during each Interest Accrual Period shall be payable by Borrower monthly in arrears on each Payment Date.

          2.4.2 Repayment of Outstanding Principal Balance. The entire Outstanding Principal Balance evidenced by the Note together with all accrued and unpaid interest thereon and all other amounts payable hereunder or under any of the other Loan Documents, shall, to the extent not sooner paid pursuant to the terms of the Note and the other Loan Documents, be due and payable in full on the Maturity Date.

          2.4.3 General. All sums payable to Lender hereunder shall be payable, without setoff, deduction or counterclaim, in immediately available funds, no later than 12:00 P.M. New York City time on the date when due by wire transfer to the following account: LaSalle National Bank, Chicago, Illinois 60603, ABA No.: 071000505, Account Number: 677952707, Account Name:
     International Hotel Acquisitions, LLC, or to such other account or address as Lender may from time to time designate in a written notice to Borrower. Payments received by Lender in immediately available funds on any day after 12:00 P.M. New York City time shall be treated for all purposes of the Loan as having been paid and received by Lender on the next Domestic Business Day. Notwithstanding anything to the contrary contained herein, when any payment is due hereunder or under any of the other Loan Documents on a day which is not a Domestic Business Day, such payment shall be made on the next succeeding Domestic Business Day.

     2.5 Funding Losses; Change in Law, Etc.

          (a) Borrower hereby agrees to pay to Lender any amount necessary to compensate Lender and any Funding Party for any losses or costs (including, without limitation, the costs of breaking any "LIBOR" contract, if applicable, or funding losses determined on the basis of Lender's or such Funding Party's reinvestment rate and the interest rate thereon) (collectively, "Funding Losses") sustained by Lender or any Funding Party:
     (i) if the Loan, or any portion hereof, is repaid for any reason whatsoever on any date other than a Payment Date (including, without limitation, from condemnation or insurance proceeds); and/or (ii) upon the conversion of the interest rate on the Loan to the Base Rate in accordance with Section 2.5(b) hereof. Payment of Funding Losses hereunder shall be in addition to any obligation to pay a prepayment premium under Section 2.6 hereof in circumstances where such prepayment premium would be due and owing.

          (b) If Lender determines (which determination shall be conclusive and binding upon Borrower, absent manifest error) (i) that Dollar deposits in an amount approximately equal to the then Outstanding Principal Balance are not generally available at such time in the London Interbank Market for deposits in Eurodollars, (ii) that reasonable means do not exist for ascertaining LIBOR, or (iii) that the LIBOR Interest Rate would be in excess of the maximum interest rate which Borrower may by law pay, then, in any such event, Lender shall so notify Borrower and, as of the date of such notification with respect to an event described in clause (iii) above, or as of the expiration of the applicable Interest Accrual Period with respect to an event described in clause (i) or (ii) above, interest shall accrue at the Base Rate until such time as the situations described above are no longer in effect, or as otherwise provided herein.

          (c) If the introduction of, or any change in, any law, regulation or treaty, or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof, shall make it unlawful for Lender or any Funding Party to maintain either LIBOR Interest Rate with respect to the Loan, or any portion thereof, or to fund the Loan, or any portion thereof, in Eurodollars in the London Interbank Market, then, (i) the Loan (or such portion of the Loan) shall thereafter bear interest at the Base Rate (unless the Default Rate shall be applicable), and (ii) Borrower shall pay to Lender the amount of Funding Losses (if any) incurred in connection with such conversion. The accrual of interest at the Base Rate shall continue until such Payment Date, if any, as the situation described in this Section 2.5(c) is no longer in effect.

          (d) If Lender or a Funding Party, as the case may be, shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption of any other law, rule, regulation or guideline (including, but not limited to, any United States law, rule, regulation or guideline) regarding capital adequacy, or any change becoming effective in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any domestic or foreign governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by Lender or its holding company or such Funding Party or its holding company, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of materially reducing the rate of return on the capital of Lender, Lender's holding company, such Funding Party or such Funding Party's holding company, as the case may be, to a level below that which Lender or its holding company or the Funding Party or its holding company, as the case may be, could have achieved but for such applicability, adoption, change or compliance (taking into consideration Lender's or its holding company's or such Funding Party's or its holding company's, as the case may be, policies with respect to capital adequacy) (the foregoing being hereinafter referred to as "Capital Adequacy Events"), then, upon demand by Lender, Borrower shall pay to Lender, from time to time, such additional amount or amounts as will compensate Lender or such Funding Party for any such reduction suffered.

          (e) Any amount payable by Borrower under Section 2.5(a) or 2.5(d) hereof shall be paid to Lender within five (5) days of receipt by Borrower of a certificate signed by an officer of Lender setting forth the amount due and the basis for the determination of such amount, which statement shall be made in good faith by Lender and shall be conclusive and binding upon Borrower, absent manifest error. Failure on the part of Lender to demand payment from Borrower for any such amount attributable to any particular period shall not constitute a waiver of Lender's right to demand payment of such amount for any subsequent or prior period. Lender shall use reasonable efforts to deliver to Borrower prompt notice of any event described in Sections 2.5(a) or 2.5(d) hereof and of the amount to be paid under this Section 2.5 as a result thereof; provided, however, any failure by Lender to so notify Borrower shall not affect Borrower's obligation to make the payments to be made under this Section 2.5 as a result thereof. All amounts which may become due and payable by Borrower in accordance with the provisions of this Section 2.5 shall constitute additional interest hereunder and shall be secured by the Mortgage and the other Loan Documents.

          (f) If Lender or any Funding Party requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of Section 2.5(d) hereof, or if any event occurs as described in Sections 2.5(b) or 2.5(c) hereof which would cause the Note no longer to bear interest at the LIBOR Interest Rate then, upon request of Borrower, Lender or such Funding Party shall use reasonable efforts, in a manner consistent with such institution's practice in connection with loans like the Loan, to designate a different lending office for funding or booking the Loan or to assign its rights and obligations under this Agreement to another of its offices, branches or Affiliates if such designation or assignment, in Lender's sole but good faith judgment, (i) would eliminate, mitigate or reduce amounts payable by Borrower in connection with Funding Losses or Capital Adequacy Events or, with respect to an event described in Sections 2.5(b) or 2.5(c) hereof, would allow the Loan to continue to bear interest at the LIBOR Interest Rate without additional cost to Lender, and
     (ii) would not be otherwise prejudicial to Lender. Borrower hereby agrees to pay all reasonably incurred costs and expenses incurred by Lender or any Funding Party in connection with any such designation or assignment.

     2.6 Prepayment.

          (a) Borrower expressly waives any right to prepay the Loan, in whole or in part, except as hereinafter provided.

          (b) Notwithstanding anything herein or in any other Loan Documents to the contrary, except as the result of an acceleration of the Scheduled
     Maturity Date or if expressly required or permitted under any Loan Document, including as a result of any of the prepayment events specified in the last sentence of Section 2.6(d) hereof, Borrower may not voluntarily prepay the Loan, in whole or in part, prior to May 11, 2000 (the "Lock Out Date").

          (c) Provided that no Event of Default shall have occurred and be continuing, Borrower may, at any time subsequent to the Lock Out Date, elect to prepay the Loan, in whole or in part, on any Payment Date, provided, in either case, and with respect to any prepayment (i) Borrower has given Lender written notice of such prepayment not more than thirty
     (30) days and not less than fifteen (15) days prior to the date of such prepayment, (ii) such prepayment is accompanied by all interest accrued on the amount so prepaid and all other fees and other sums due hereunder and under the other Loan Documents, if any, including, without limitation, any amounts due under Section 2.5 hereof up to and including the date of prepayment, and (iii) if such prepayment occurs prior to November 11, 2001 (the "Yield Maintenance Termination Date") such prepayment also shall be accompanied by the Prepayment Fee. For purposes hereof, the "Prepayment Fee" shall be an amount equal to the present value of the Discount Amount, discounted at a rate per annum equal to LIBOR (as in effect for the Interest Accrual Period in which such prepayment shall occur). In the event that any Prepayment Fee is due hereunder, Lender shall deliver to Borrower a statement setting forth the amount and determination of the Prepayment Fee. Lender shall not be obligated or required to have actually reinvested the prepaid principal balance at LIBOR or otherwise as a condition to receiving the Prepayment Fee.

          (d) The Prepayment Fee shall be due, to the extent permitted by applicable law, under any and all circumstances where all or any portion of the Loan is paid prior to the Yield Maintenance Termination Date, whether such prepayment is involuntary or a voluntary payment in full prior to a scheduled foreclosure under the Mortgage, to the extent such prepayment results from Lender's exercise of its rights upon Borrower's default and acceleration of the Scheduled Maturity Date (irrespective of whether foreclosure proceedings have been commenced), and shall be in addition to any other fees or sums due hereunder or under any of the other Loan Documents. No tender of a prepayment with respect to which a Prepayment Fee is due shall be effective unless such prepayment is accompanied by the Prepayment Fee.

          (e) Notwithstanding anything herein or in any other Loan Document to the contrary, Borrower may not voluntarily make any prepayment of the Loan, whether in whole or in part, during the period between the day following any Payment Date and the day following the next succeeding LIBOR
     Determination Date immediately following such Payment Date. If any mandatory prepayment (whether in connection with the application of insurance proceeds or condemnation awards pursuant to the Mortgage, or otherwise) shall be received during any such period, the applicable LIBOR Interest Rate shall be the LIBOR Interest Rate as determined for the

     Interest Accrual Period immediately preceding the date of any such mandatory prepayment.

     2.6 Default Interest; Late Charge.

          (a) If any payment of principal, interest or other sum payable hereunder, or under any of the other Loan Documents, is not paid when due, or all principal, interest and all other amounts due hereunder and under the other Loan Documents are not paid in full on the Maturity Date (or such earlier date as the same may become due, whether by acceleration or otherwise)), such principal amount, interest or other sum shall bear interest at a rate per annum equal to three percent (3%) in excess over the LIBOR Interest Rate (or, if at such time Lender shall have notified Borrower that reasonable means do not exist for ascertaining LIBOR as provided in clause (iii) of Section 2.5(b) hereof or the Base Rate is otherwise being employed by Lender, three percent (3%) in excess of the Base Rate) (the "Default Rate"), which Default Rate shall apply from the date such amount was due until the date such amount is indefeasibly paid to Lender. Without limiting the foregoing, upon the occurrence of, and during the continuance of, an Event of Default hereunder, the entire principal balance of the Loan shall bear interest at the Default Rate. Interest at the Default Rate shall be paid immediately upon demand, which demand may be made as frequently as Lender shall elect.

          (b) If any installment of interest or principal (other than a payment of principal upon the Maturity Date or acceleration) when due, or if any other amount payable hereunder or under any other Loan Document is not paid when due, Borrower shall pay to Lender a late charge of three percent (3%) of the amount so overdue in order to defray part of the expense incident to handling such delinquent payment or payments. Such late charge shall be immediately due and payable without notice or demand by Lender. Such late charge shall be in addition to, and separate from, any increase in interest due hereunder as a result of calculation of interest due hereunder at the Default Rate. Acceptance by Lender of any late charge or interest at the Default Rate shall not be deemed a waiver of any of Lender's rights hereunder or under the other Loan Documents with respect to such late payment. Such late charge shall be in addition to, and separate from, any increase in interest due hereunder as a result of calculation of interest due hereunder at the Default Rate.

     2.8 Excess Interest.

     It is agreed that, notwithstanding any provision to the contrary in this Agreement, the Note, the Mortgage or any of the other Loan Documents, no such provision shall require the payment or permit the collection of any amount ("Excess Interest") in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by the Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in the Note, this Agreement or any of the other Loan Documents, then in such event:

          (a) the provisions of this Section 2.8 shall govern and control;

          (b) neither Borrower nor any of the other Persons required to pay any amounts with respect to the Loan shall be obligated to pay any Excess Interest;

          (c) any Excess Interest that Lender may have received hereunder shall, at the option of Lender, (i) be applied as a credit against the then Outstanding Principal Balance (without payment of prepayment premium) due hereunder, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) be refunded to the payor thereof, or
     (iii) any combination of the foregoing;

          (d) the applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate and this Agreement, the Note, the Mortgage and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

          (e) neither Borrower nor any of the other Persons required to pay any amounts with respect to the Loan shall have any action or remedy against Lender for any damages whatsoever, or any defense to enforcement of this Agreement, the Note, the Mortgage or any of the other Loan Documents, arising out of the payment or collection of any Excess Interest.

     2.9 Loan Taxes.

          (a) Any and all payments by Borrower to Lender hereunder and under the other Loan Documents shall, provided that Lender complies with the requirements of Section 2.9(c) hereof, be made free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto, except for the following, for which Borrower shall not be responsible: (i) taxes imposed on or measured by Lender's net income or net receipts; or (ii) franchise taxes imposed on Lender by the jurisdiction in which (A) Lender is organized, (B) Lender is "doing business" (unless such determination of "doing business" is made solely as a result of Lender's interest in the Loan and the security therefor), or (C) Lender's applicable lending office is located (all such taxes, levies, imposts, deductions, charges or withholdings and liabilities (except those described in the foregoing clauses (i) and (ii)) being hereinafter referred to as "Loan Taxes"). If Borrower shall be required by law to deduct or withhold any Loan Taxes from or in respect of any sum payable hereunder or under any other Loan Document, then (1) any such sum payable hereunder or under any other Loan Document shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 2.9), Lender receives an amount equal to the sum it would have received had no such deductions or withholdings (including deductions applicable to additional sums payable under this Section 2.9) been made, (2) Borrower shall make such deductions or withholdings, and (3) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable law. Borrower will indemnify Lender for the full amount of any Loan Taxes (including, without limitation, any Loan Taxes (as well as taxes described in clauses (i) and (ii) of the second preceding sentence) imposed by any jurisdiction on any amounts payable under this Section 2.9) paid or payable by Lender and any liability (including, without limitation, penalties, interest and expenses) arising therefrom or with respect thereto, but only to the extent such Loan Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability delivered to Borrower by Lender in good faith shall be conclusive absent manifest error. The agreements and obligations of Borrower contained in this Section 2.9 shall survive the payment in full of principal and interest under this Agreement and the Note.

          (b) Within thirty (30) days after the date of any payment of Loan Taxes withheld by Borrower in respect of any payment to Lender, Borrower will furnish to Lender the original or a certified copy of a receipt or other evidence satisfactory to Lender evidencing payment thereof.

          (c) If Lender is a U.S. Person (other than the lender originally named herein), Lender shall deliver to Borrower, upon request, a Form W-9 (unless it establishes to the reasonable satisfaction of Borrower that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax). If Lender is not a U.S. Person, Lender shall deliver to Borrower, upon request, a Form W-8 and either (i) a Form 1001 which indicates a 0% rate of tax or (ii) a Form 4224. If Lender is not a U.S. Person, Lender further undertakes to deliver to Borrower additional Forms W-8, 1001, 4224 (or any successor forms) or other manner of certification, as the case may be, (A) on or before the date that any such form expires or becomes obsolete, (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it to Borrower, and (C) such extensions or renewals thereof as may reasonably be requested by Borrower, certifying that Lender is entitled to receive payments hereunder without deduction or withholding of any Loan Taxes. However, in the event that any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof (a "Law Change"), has occurred prior to the date on which any delivery pursuant to the preceding sentence would otherwise be required which renders such form inapplicable, or which would prevent Lender from duly completing and delivering any such form, or if such Law Change results in Lender being unable to deliver a Form W-9 (or other satisfactory evidence that it is otherwise eligible for an exemption from backup withholding tax or other withholding tax), Lender shall not be obligated to deliver such forms but shall, promptly following such Law Change, but in any event prior to the time the next payment hereunder is due following such Law Change, advise Borrower in writing whether it is capable of receiving payments without any deduction or withholding of Loan Taxes. In the event of such Law Change, Borrower shall have the obligation to make Lender whole and to "gross-up" under Section 2.9(a) hereof, despite the failure by Lender to deliver such forms.

          (d) If Lender receives a refund in respect of Loan Taxes paid by Borrower, it shall promptly pay such refund, together with any other amounts paid by Borrower pursuant to Section 2.9(a) hereof in connection with such refunded Loan Taxes, to Borrower; provided, however, that Borrower agrees to promptly return such refund to Lender if it receives notice from Lender that it is required to repay such refund. Nothing contained herein shall be construed to require Lender to seek any refund and Lender shall have no obligation to Borrower to do so.

          (e) All amounts payable under this Section 2.9 shall constitute additional interest hereunder and shall be secured by the Mortgage and the other Loan Documents. The provisions of this Section 2.9 shall survive any payment or prepayment of the Loan and any foreclosure or satisfaction of the Mortgage.

          (f) Any reference under this Section 2.9 to "Lender" shall be deemed to include any Participant and any Assignees.

     2.10 Servicing. The Loan shall be serviced by an insured financial servicer selected by Lender in its sole discretion (the "Servicer"). Lender may change the Servicer from time to time without the consent of Borrower, on notice to Borrower. Borrower expressly acknowledges and agrees that the Servicer's fees for servicing the Loan (the "Servicing Fee"), which shall in no event exceed one eighth of one percent (.125%) per annum on the Outstanding Principal Balance, shall be payable by Borrower and shall constitute a portion of the Obligations.

     2.11 Loan Term Reduction. Borrower shall have the right, to be exercised by Borrower delivering written notice to Lender on or before March 31, 1999, to reduce the term of the this Loan to three (3) years (the "Loan Term Reduction"). If Borrower elects to make the Loan Term Reduction, and notwithstanding any other term herein or in the other Loan Documents to the contrary, the following terms shall apply and shall supercede all such contrary terms: (a) the Interest Rate Spread shall be two hundred fifty (250) basis points; (b) the Scheduled Maturity Date shall be November 11, 2001; (c) the Lock Out Date shall be
November 11, 1999; and (d) the Yield Maintenance Termination Date shall be November 11, 2000.


                                   Section 3
               CERTAIN REPRESENTATIONS AND WARRANTIES OF BORROWER

     As an inducement to Lender to enter into this Agreement and to make the Loan, Borrower hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof and which shall survive the Closing Date hereunder and shall remain true and correct until all of the Obligations are repaid in full:

     3.1 Borrower Organization. Borrower is a duly formed limited liability company under the laws of the State of Delaware, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver to Lender this Agreement and all other Loan
Documents to which it is a party, and to own and operate the Premises and perform the obligations and carry out the duties imposed upon Borrower by this Agreement and the other Loan Documents. All Loan Documents to be executed by Borrower have been duly authorized, approved, executed and delivered by all necessary parties and constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. Borrower is authorized to do business in the State of Hawaii and is not required by applicable law to be authorized to do business in any other jurisdiction. The only member in Borrower is Member. The structural chart of Borrower set forth on Schedule F annexed hereto is true, complete and correct in all respects. No Person other than those Persons shown on Schedule F annexed hereto has any Ownership Interest in, or right to control, directly or indirectly, Borrower.

     3.2 Borrower Address. Borrower's principal place of business is at the address first set forth above, and shall not be changed during the Term without giving Lender at least thirty (30) days' prior notice thereof. Borrower uses no trade name, and has not and will not do any business under any name other than its actual name set forth herein.

     3.3 Borrower's Organizational Documents. A true and complete copy of Borrower's Organizational Documents have been furnished to Lender. Borrower's Organiza-tional Documents constitute the entire agreement among the members in Borrower and are binding upon and enforceable against all of such members in accordance with their respective terms. There are no other agreements, oral or written, among any of the members in Borrower relating to Borrower. No party is in default of its obligations under Borrower's Organizational Documents and no condition exists which, with the giving of notice and/or the passage of time, would constitute a default under Borrower's Organizational Documents.

     3.4 Member's Organizational Documents. A true and complete copy of Member's Organizational Documents have been furnished to Lender. Member's Organizational Docu-ments constitute the entire agreement relating to Member among the members in Member and are binding upon and enforceable against all of such members in accordance with their respective terms. No party is in default of its obligations under Member's Organizational Documents and no condition exists which, with the giving of notice and/or the passage of time, would constitute a default under Member's Organizational Documents.

     3.5 Hotel Uses. The Premises consists solely of a hotel and related operations and is used for no other purpose.

     3.6 No Condemnation. To the Borrower's knowledge, other than the obligation to convey the "Parking Parcels" (as defined in and pursuant to the Transfer Agreement) to the County of Maui, there does not exist any actual, proposed or threatened exercise of the power of eminent domain or other taking by any governmental or quasi-governmental body or agency, of all or any portion of the Premises, or any interest therein, or any right of access thereto.

     3.7 No Casualty. To the Borrower's knowledge, the Improvements have suffered no material casualty or damage which has not been fully repaired and the cost thereof fully paid.

     3.8 Purchase Options. To the Borrower's knowledge, other than the obligation to convey the Parking Parcels to the County of Maui, neither the Premises nor any part thereof are subject to any purchase options or other similar rights in favor of third parties.

     3.9  Litigation.  To the  Borrower's  knowledge,  except  as set  forth  in
Schedule E attached hereto, there are no actions, suits, proceedings, arbitrations, tenant disputes, labor disputes or governmental investigations pending or threatened against or affecting Borrower or the Premises, which, if successful, could have a Material Adverse Effect. Neither Borrower nor Member is operating under, or is subject to, any order, writ, injunction, decree or demand of any court or any Governmental Authority. No actions, suits, proceedings or arbitrations are pending or, to the Borrower's knowledge, threatened against Borrower or Member which involve claims, damages or sums of money not covered (including all applicable deductibles) by insurance.

     3.10 No Conflict with Law or Agreements. To the Borrower's knowledge, the execution and delivery of this Agreement and the other Loan Documents, and the performance and consummation of the transactions contemplated hereby and thereby, on the part of Borrower, and fulfillment of the terms of the Loan Documents by Borrower, (a) do not and will not conflict with, violate, or constitute a default (or a condition or event which, after notice or lapse of time or both, would constitute such a default) under any provision of any Organizational Document or any contractual obligation of Borrower, or any Legal Requirement or any court decree or order applicable to the Premises, Borrower, and (b) will not result in, or require, the creation or imposition of any lien or encumbrance on, or conveyance of, any of Borrower's properties pursuant to any contractual obligation, and (c) do not require the consent or approval of any Governmental Authority or other Person, except for consents and approvals already obtained.

     3.11 Personal Property. To the Borrower's knowledge, all equipment and other personal property necessary for (or otherwise actually used in connection with) the proper and efficient operation and maintenance of the Premises, the actual and contemplated uses of the Premises and/or Borrower's compliance with its obligations under the Leases, are owned or leased by Borrower and constitute part of the Premises subject to the Mortgage and located thereat, other than (a) any such equipment which is owned by a utility company, or (b) any such equipment and personal property which is owned by tenants of the Premises and utilized solely by such tenant.

     3.12 Leases.

          (a) Borrower has not entered into any Lease which continues in existence, and is not bound by any such Lease, other than the Approved Leases.

          (b) Rent has not been collected by Borrower under any of the Leases more than one (1) month in advance of the due date. Except as disclosed on the Rent Roll, the term of each Lease has commenced and the tenant has commenced the full payment of rent under such Lease without the tenant thereunder being entitled to any abatement thereof. To the Borrower's knowledge, and except as disclosed on the Rent Roll, (i) the landlord is not required to perform any tenant work or pay any work allowances under any Lease, (ii) all security and other escrow deposits made under any Lease are being, and have been held, in accordance with all Legal Requirements and the terms of such Lease, and (iii) no tenant under a Lease has any right of expansion, extension, cancellation or any other option pursuant to such Leases, and no tenant has any right of set off or reduction against rent.

          (c) To the Borrower's knowledge, each of the Leases is in full force and effect and there are no monetary or other material defaults by Borrower thereunder, and, except as set forth on the Rent Roll, there are no monetary or other material defaults by any tenant thereunder. None of Borrower, and to the Borrower's knowledge, Manager or any other Person acting on Borrower's or Manager's behalf, has given or received any notice of default under any of the Leases that remains uncured or in dispute, and Borrower is not intending to deliver such a notice of default within the thirty (30) days following the date hereof.

          (d) To the Borrower's knowledge, the Rent Roll for the Premises and the list of security deposits made by tenants at the Premises which have not been applied (including accrued interest thereon) delivered to Lender are true, correct and complete in all material respects.

          (e) No tenant under any Lease (or any sublease) is an Affiliate of Borrower, except as may be disclosed otherwise on Schedule C annexed hereto.

          (f) There are no brokerage fees or commissions due and payable in connection with the leasing of space at the Premises, except as has been disclosed to Lender in the Leases, the Rent Roll or otherwise in writing, and no such fees or commissions will become due and payable in the future in connection with the Leases, including by reason of any extension of such Lease or expansion of the space leased thereunder, except as has previously been disclosed to Lender in the Leases, the Rent Roll or otherwise in writing.

     3.13 Environmental. To the Borrower's knowledge, except as may be actually disclosed in the Environmental Report or otherwise disclosed to Lender in writing,

          (a) no Hazardous Substances are currently located, stored or used at the Premises, except with respect to such Hazardous Substances which are
     (i) customarily located, stored or used in hotels similar to the Premises, or (ii) unique and necessary to a tenant's business located in the Premises, provided that such Hazardous Substances described in clause
     (a)(i) or (a)(ii) are at all times stored, located and used in compliance with all Environmental Laws;

          (b) no Hazardous Substances have been discharged, released or emitted, upon or from the Premises into the environment, which would subject the Borrower of the Premises to any damages, penalties or liabilities under any applicable Environmental Laws;

          (c) the Premises have not ever been used as or for a mine, a landfill, a dump or other disposal facility, or a gasoline service station;

          (d) no underground storage tank is now located on or in the Premises or, if previously located therein, each such tank has been removed therefrom in compliance with all applicable Environmental Laws and any clean-up of the surrounding soil in connection therewith has been completed;

          (e) no asbestos, ACM, materials containing urea-formaldehyde, or transformers, capacitors, ballasts or other equipment that contain PCBs are located about the Premises;

          (f) the Premises have never been used by Borrower, as a permanent or temporary treatment, storage or disposal site for any Hazardous Substance;

          (g) (i) no notice of any violation or any alleged violation of any Environmental Law has been issued or given by any Governmental Authority, and (ii) there is not now any investigation or report involving the Premises by any Governmental Authority or agency which in any way relates to Hazardous Substances;

          (h) no Person has given any notice of or asserted any claim, cause of action, penalty, cost or demand for payment or compensation, allegedly resulting from any activity or event described in clauses (a)-(g) above;

          (i) there are not now any actions, suits, proceedings or damage settlements relating in any way to Hazardous Substances in, upon, under, over or from the Premises;

          (j) no notification of a Release (as such term is defined in 42 U.S.C. ss. 9601(22)) of any Hazardous Substances has been filed by or on behalf of Borrower through authorized employees or agents and the Premises are not listed on the United States Environmental Protection Agency's List of Hazardous Waste Sites or any other list of Hazardous Substance sites maintained by any federal, state or local Governmental Authority;

          (k)  there  are  no  environmental   liens  on  the  Premises  and  no
     governmental actions have been taken or are in process which could subject the Premises to such liens; and

          (l) Borrower has not transported or arranged for the transportation of any Hazardous Substances to any location which is listed or proposed for listing under CERCLA or on any similar state list or which is the subject of federal, state or local enforcement actions or other.

     3.14 Financial Statements. All financial statements of Borrower heretofore delivered to Lender in connection with the Loan are true and correct in all material respects and fairly present the financial condition of the subjects thereof as of the respective dates thereof, and no material adverse change has occurred in the financial condition reflected therein, or the operations or business of, such Persons since the respective dates of the most recent financial statements delivered to Lender. The financial statements heretofore delivered have been prepared in accordance with the procedures and accounting principles and standards required by Section 4.14 hereof.

     3.15 No Insolvency. Borrower is not Insolvent and will not be rendered Insolvent by the execution of this Agreement, the Note or any other Loan Documents, or by the consummation of the transactions contemplated hereby or thereby.

     3.16 Fraudulent Conveyance. Borrower (a) has not entered into the transactions contemplated by this Agreement or any other Loan Document with the actual intent to hinder, delay, or defraud any creditor, and (b) has received reasonably equivalent value in exchange for its obligations under the Note, this Agreement and the other Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair salable value of Borrower's assets exceeds, and will, immediately following the execution and delivery of the Loan Documents and the advance of the Loan proceeds thereunder, exceed, Borrower's total probable liabilities, including, without limitation, the maximum amount of its subordinated, unliquidated, disputed and/or contingent liabilities. Borrower's assets do not, and, immediately following the execution and delivery of the Loan Documents and the advance of the Loan proceeds thereunder, will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts and liabilities as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

     3.17 Broker. No broker or consultant has been retained by Borrower or any Affiliate of Borrower in connection with the Loan or the Loan Documents. Borrower will indemnify, defend and hold the Indemnified Parties harmless from and against all loss, cost, liability and expense arising from the claims of all brokers and consultants relating to the Loan and/or the Premises with whom Borrower, any Affiliate of Borrower or any employee or agent of Borrower has dealt, including, without limitation, sales, mortgage or leasing brokers or consultants.

     3.18 Fiscal Year. Each fiscal year of Borrower commences on January 1.

     3.19 No Other Financing. Other than the Mezzanine Indebtedness, Borrower has not borrowed any funds which have not heretofore been repaid in full, except for the Loan.

     3.20 ERISA.

          (a) To the Borrower's knowledge, the execution, delivery and performance of this Agreement, the Mortgage and the other Loan Documents do not constitute a Prohibited Transaction, assuming solely for this purpose that Lender is a party in interest as defined in Section 3(14) of ERISA ("Party In Interest") or a disqualified person as defined in Section 4975(e)(2) of the Code ("Disqualified Person") with respect to an employee benefit plan, if any, which has directly invested in Borrower.

          (b) To the Borrower's knowledge, (i) Borrower has made, and shall continue to make, all required contributions to all employee benefit plans, if any, within the time periods required by the applicable provisions of ERISA and any other federal or state law, and Borrower has no knowledge of any material liability which has been incurred by Borrower which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any multi-employer plan, and (ii) each such plan has been administered in compliance with its terms and the applicable provisions of ERISA and any other federal or state law.

     3.21 FIRPTA. Borrower is not a "foreign person" within the meaning of Sections 1445 or 7701 of the Code.

     3.22 PUHCA. Borrower is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company", all as defined in the Public Utility Holding Company Act of 1935, as amended.

     3.23 No Margin Stock. None of the proceeds of the Loan will be used by Borrower for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation G, T, U or X issued by the Board of Governors of the Federal Reserve System, as at any time amended, and Borrower agrees to execute all instruments which may be necessary from time to time, if any, to comply with all the requirements of Regulation U of the Federal Reserve System, as at any time amended.

     3.24 Investment Company Act. Borrower is not (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) subject to any other United States federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     3.25 Taxes. Borrower has filed all federal, state and local tax returns required to be filed prior to the date hereof and has paid all taxes, charges and assessments shown to be due from Borrower on such tax returns. All Taxes due and owing in respect of, and affecting, the Premises have been paid. There are no pending, or to Borrower's best knowledge, proposed special or other assessments for public improvements or otherwise affecting the Premises.

     3.26 Full and Accurate Disclosure. To the Borrower's knowledge, no statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. To the Borrower's knowledge, there is no material fact which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, the Premises or the business, operations or condition (financial or otherwise) of Borrower, other than with regard to market risk inherent in projecting future operations.

     3.27 Contracts.

          (a) Borrower has not entered into, and is not bound by, any material Contract which continues in existence, except the Approved Contracts.

          (b) To the Borrower's knowledge, each of the Contracts is in full force and effect, there are no monetary or other material defaults by Borrower thereunder and, there are no monetary or other material defaults thereunder by any other party thereto. None of Borrower, or to the Borrower's knowledge, Manager or any other Person acting on Borrower's or Manager's behalf, has given or received any notice of default under any of the Contracts that remains uncured or in dispute.

          (c) Borrower has delivered  true,  correct and complete  copies of the
     Contracts  in  Borrower's   possession   (including   all   amendments  and
     supplements thereto) to Lender.

          (d) All fees and other compensation for services previously performed under the Management Agreement have been paid in full.


                                   Section 4
                         CERTAIN COVENANTS OF BORROWER

     Borrower hereby covenants and agrees with Lender as follows:

     4.1 Payment and Performance of Obligations. Borrower shall pay and otherwise perform the Obligations in accordance with the terms of the Loan Documents.

     4.2 Transfers.

          (a) Other than in connection with an assumption of the Loan when and as provided in Section 9.3 hereof or in connection with the Mezzanine Indebtedness, Borrower will not, directly or indirectly, sell, assign, convey, pledge, hypothecate, encumber or otherwise transfer (each of the foregoing constituting a "Transfer") the Premises or any part thereof, or any interest therein, or suffer, consent to or permit the foregoing, without, in each instance, the prior written consent of Lender. Borrower will not permit any owner (directly or indirectly) of a legal or beneficial interest in Borrower (including, without limitation, any owner, (directly or indirectly) of a legal or beneficial ownership interest in Member) to Transfer such interest, whether by transfer of stock, assignment of partnership interest or other transfer of legal or beneficial interest in Borrower or in any direct or indirect owner thereof, or otherwise permit any new or additional legal or beneficial ownership interests in Borrower or any direct or indirect owner to be issued, including, without limitation, by admission of new managing members or general partners, without, in each instance, the prior written consent of Lender.

          (b) To the extent that Lender elects to consent to any Transfer as to which its consent is required hereunder, Lender shall be entitled to condition its consent on such matters as Lender may elect, in its sole discretion, including, without limitation, execution of instruments of assignment and assumption with respect to the Loan Documents and the Collateral, delivery of Officer's Certificates and affidavits and indemnities, including an affidavit and indemnification regarding Code Sections 1445 and 7701, agreements restricting actions which may or may not be taken by any transferee or its owners or restrictions in any such Person's Organizational Documents with respect thereto, additional or replacement security for the Loan, restrictions as to the use of any consideration paid for such Transfer, and opinions, including opinions regarding the assumptions of obligations hereunder, substantive consolidation and such other matters as Lender may request. Within ten (10) days after the closing of any Transfer, whether or not such Transfer required Lender's consent, if (i) the Premises or any part thereof or any interest therein, or (ii) any direct or indirect ownership interests in Borrower, is transferred, Borrower will provide Lender with a copy of the deed or other instrument of Transfer to the transferee. Borrower will promptly after request therefor provide Lender with such other information and documentation with respect to such Transfer as Lender shall reasonably request, including, without limitation, information as to ownership of such transferee.

          (c)  Upon the  occurrence  of any  Transfer,  the  provisions  of this
     Section 4.2 shall continue to apply to the transferee as if it were the transferor hereunder, and any consent by Lender permitting a transaction otherwise prohibited under this Section 4.2, or any right of Borrower or any other Person to Transfer without such consent, shall not constitute a consent to or waiver of any right, remedy or power of Lender to withhold its consent on a subsequent occasion to a transaction not otherwise permitted by the provisions of this Section 4.2. Notwithstanding the giving of any consent hereunder by Lender, Borrower shall not engage in any Prohibited Transaction.

          (d) Notwithstanding the provisions of this Section 4.2, "Obsolete Collateral" (as such term is defined in the Mortgage) may be sold or otherwise disposed of, provided, however, that either (i) such Obsolete Collateral has been or is contemporaneously being replaced by Collateral (as such term is defined in the Mortgage) of at least equal value and utility which is subject to the Lien of the Mortgage with the same priority as with respect to the Obsolete Collateral, or (ii) such Obsolete Collateral may be removed without adversely affecting the maintenance, safety and operations at the Premises.

     4.3 Liens. Other than in connection with the Mezzanine Indebtedness, Borrower shall not create, suffer or permit to exist any mortgage, pledge, lien, security interest (including, without limitation, a purchase money security interest), encumbrance, charge, attachment, levy, distraint or other judicial process (collectively, "Liens") on, of or against, or otherwise affecting, all or any portion of the Premises (including, without limitation, fixtures and other personal property), or any other property of Borrower (whether tangible or intangible and now owned or hereafter acquired) in favor of any Person other than Lender, without the prior written consent of Lender (which consent may be withheld in Lender's sole but reasonable discretion) in each instance, other than the Permitted Encumbrances.

     4.4 Indebtedness.

          (a) Borrower shall not without Lender's prior written consent, create, incur or assume any Indebtedness, except for (i) the Loan and the Mezzanine

     Indebtedness, (ii) Trade Payables in connection with the operation of the Premises payable within ninety (90) days, which shall in no event exceed at any one time Five Hundred Thousand Dollars ($500,000) (or such greater sum as shall be included in any Approved Budget), (iii) Indebtedness evidenced by capital lease agreements which are secured solely by the assets financed thereby, but in no event shall all of such capital leases, in the aggregate, exceed at any time Two Million Dollars ($2,000,000), and (iv) Indebtedness relating to the Borrower's obligation to repay Membership Deposits that are included within the definition of Receipts. Each month, together with the other financial statements required to be furnished hereunder, Borrower shall furnish Lender a Certification detailing the Indebtedness then outstanding, including the number of days (in increments of 30 days) that each Trade Payable of Borrower has been outstanding. Borrower shall not create, incur or assume any other Indebtedness, if doing so would cause Borrower to be in violation of Section 8.1(h) hereof, or any other provision of this Agreement or the other Loan Documents applicable thereto.

          (b) Notwithstanding that any Trade Payables incurred with respect to the Premises are otherwise permitted hereunder, Borrower shall (subject to the terms of the next sentence) pay any portion of such Trade Payables which becomes due and payable within sixty (60) days following the date on which each such amount is due and payable. Except with respect to the Loan and the Mezzanine Indebtedness, nothing contained in this Section 4.4 shall be deemed to require Borrower to pay any amount, so long as Borrower is in good faith, and by proper legal proceedings, diligently contesting the validity, amount or application thereof, provided, however, that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding (i) adequate reserves with respect thereto are maintained on the books of Borrower in accordance with generally accepted accounting procedures (as determined by the Approved Accountant), (ii) such contest operates to suspend collection or enforcement, as the case may be, of the contested amount and such contest is maintained and prosecuted continuously and with diligence, and (iii) Borrower shall deliver to Lender cash in an amount equal to one hundred twenty-five percent (125%) of the amounts being contested which exceed One Hundred Thousand Dollars ($100,000) in the aggregate and any estimated additional interest, charge or penalty arising from such contest. Any cash so delivered shall constitute additional security for the Loan. Any such cash shall be held and invested in the same manner and subject to the same general terms as amounts deposited in the Cash Collateral Account under the Cash Management Agreement and, upon the occurrence of an Event of Default, Lender may apply such monies in the same manner as other monies held in the Cash Collateral Account. Borrower shall execute such instruments as Lender shall require to evidence Lender's perfected first priority security interest therein and to effectuate the provisions hereof. If, prior to the occurrence of an Event of Default, Borrower shall provide evidence satisfactory to Lender, in its reasonable judgment, that Borrower has paid the disputed amount, or otherwise settled the same and paid any amount to be paid under such settlement, or that Borrower has received a final unappealable judgment in its favor that it need not pay any disputed amount, together with an Officer's Certificate confirming the foregoing, then Lender shall return any cash deposited with Lender with respect to such disputed amount. If Borrower ceases to contest continuously and with due diligence any contest described above, or fails to provide Lender with evidence satisfactory to Lender that it is doing so within ten (10) days after Lender's request, or if there shall be a final judgment against

     Borrower with respect thereto, then Lender may apply all or any portion of the cash to pay such disputed amount and Lender shall have no liability to Borrower for any determination made by Lender, in good faith, that it is entitled to do so or as to the amount to then be paid with respect to such disputed amount, whether or not that determination is found to be accurate.

     4.5 Compliance with Restrictive Covenants, Etc.

          (a) Borrower will timely comply in all material respects with the terms of all Easements, restrictive covenants and all other Permitted Encumbrances. Borrower shall take such further actions as Lender may reasonably request from time to time with respect to such Easements, restrictive covenants or Permitted Encumbrances.

          (b) Borrower shall observe and comply with any conditions and requirements necessary to preserve and extend any and all rights, privileges, franchises and concessions that are applicable to the Premises, the use and occupancy thereof, or the business conducted thereat, and will timely comply in all material respects with all regulations, rules, ordinances, statutes, orders and decrees of any Governmental Authority or court applicable to it and/or the Premises or any part thereof.

     4.6 Leases.

          (a) Except as permitted in this Section 4.6, Borrower will not enter into, modify, amend, consent to the cancellation or surrender of (except to the extent such cancellation or surrender is by the tenant thereunder pursuant to a pre-existing right to do so under a Lease) or terminate any Lease, whether now existing or hereafter entered into, without the prior written consent of Lender, which may be granted or withheld in Lender's sole but reasonable discretion, provided, however, that (i) the tenant under the Lease in question is not an Affiliate of Borrower, (ii) such transaction is entered into on arms length terms (without consideration of any other relationship Borrower or any Affiliate of Borrower may have with the tenant or any Affiliate of such tenant), and (iii) the fair market value of the Premises and the ability of Borrower to make all payments under the Loan Documents is not adversely affected thereby.

          (b) Borrower will timely comply with all material terms and conditions on its part to be performed under each Lease. Borrower shall neither do nor neglect to do, nor permit to be done, anything which may cause the termination of any Lease, other than due to the default of the tenant(s) under such Lease. Borrower shall not collect any rent or other payment under any Lease more than one month in advance of the due date thereof. Borrower will use its best efforts to require the performance of all of the obligations of tenants and other Persons bound by the Leases and to enforce the Leases, subject, however, to the limitation on termination described in this Section 4.6.

          (c) Borrower may, without Lender's prior written consent, enter into any Lease which will not be a Major Lease when such Lease comes into effect, provided that each of the following conditions is satisfied: (i) the rent and other material business terms of such Lease are on market terms for similarly situated properties; (ii) such Lease does not contain any options to purchase or other rights with respect to the ownership of the Premises; (iii) such Lease does not contain any restrictions on the landlord's rights to lease remaining portions of the Premises, except that such Lease may contain options to lease additional space in the Premises on then existing market terms; (iv) such Lease does not contain any options for the tenant thereunder to terminate such Lease, other than in the event of a material casualty or condemnation or other events on market terms; (v) such Lease does not contain any extraordinary landlord obligations (including obligations which an unaffiliated landlord would have difficulty performing); (vi) such Lease is entered into on the standard form of Lease which Lender has previously approved, with such changes therein as are necessitated by the then prevalent market terms or such other non-material changes thereto as a proposed tenant may request and Borrower is willing to agree to; (vii) such Lease is entered into on arms length terms, without consideration of any relationship Borrower or any Affiliate of Borrower may otherwise have with the tenant thereunder or any Affiliate thereof; and
     (ix) the  Lease  shall  contain  each of the  provisions  required  by this
     Section 4.6.

          (d) Borrower may, without Lender's prior written consent, modify or amend any Lease which is not a Major Lease, provided that either (i) such modification or amendment is required to be entered into pursuant to the terms of such Lease, or (ii) each of the following conditions is satisfied:
     (A) such amendment or modification is entered into on an arms-length basis without consideration of any relationship of Borrower or any Affiliate of Borrower with the tenant thereunder or any Affiliate thereof; (B) such Lease would not be a Major Lease and would, after such amendment or modification, satisfy the conditions set forth in clauses (ii), (iii),
     (iv), (v), (vi), (vii) and (ix) of Subsection 4.6(c) hereof, to as great an extent as it did prior to such amendment or modification; (C) to the extent that any additional space is demised pursuant to such amendment or modification, with respect thereto, such amendment or modification satisfies the provisions of this Section 4.6; (D) such amendment or modification does not reduce the rent paid under the Lease; and (E) such amendment or modification does not otherwise have a material adverse effect on the fair market value of the Premises or the Lien of the Mortgage on the Premises. Borrower may, without the prior written consent of Lender, terminate any Lease which is not a Major Lease in its good faith exercise of its remedies under such Lease, or at law or in equity, by reason of a material monetary default having continued under such Lease for at least thirty (30) days after notice to the tenant thereof. Without first obtaining Lender's prior written consent, Borrower shall not consent to any assignment or subletting of any Lease unless the consent of Borrower may not be withheld under such circumstances under the terms of the applicable Lease, except that Borrower may, without Lender's prior written consent, consent to any assignment or subletting which does not release the liability of any Person then liable thereunder as tenant, guarantor or otherwise (1) if such assignment or subletting is of a Lease which is not a Major Lease, or (2) is for a sublease under a Major Lease, which, if Borrower had entered into such sublease directly, would not constitute a Major Lease.

          (e) Each Lease executed by Borrower after the date hereof shall provide for (i) automatic subordination of such Lease to the Liens of the Mortgage and the Assignment of Leases and Rents, (ii) attornment by the tenant or licensee thereunder to Lender promptly after the giving by Lender of a notice to such tenant requiring such attornment, (iii) the tenant or licensee thereunder to give a notice to Lender of each material default by the landlord or licensor thereunder, simultaneously with the giving of notice of such default to such landlord or licensor, (iv) Lender to have the right, but not the obligation, to cure any default by the landlord or licensor thereunder after the expiration of the landlord's or licensor's cure period, if any, and (v) execution and delivery (not more than ten (10) days after a request therefor) of an estoppel certificate satisfactory to Lender. Without limiting the foregoing, each Lease shall also provide that Lender (or any other successor to the landlord or licensor acquiring the Premises by foreclosure, deed in lieu of foreclosure or otherwise in connection with the enforcement of the Loan Documents) shall not be: (A) liable for any previous act or omission of the landlord or licensor under such Lease; (B) subject to any credit, demand, claim, counterclaim, offset or defense which theretofore accrued to such tenant or licensee against the landlord or licensor; (C) unless consented to by Lender or permitted without Lender's consent under this Section 4.6, bound by any previous modification of such Lease, or by any previous prepayment of more than one month's fixed rent or additional rent; (D) bound by any covenant or obligation of the landlord or licensor to perform, undertake or complete any work in the leased space of the Premises or to prepare it for occupancy; (E) required to account for any security deposit of the tenant or licensee other than any security deposit actually delivered to Lender by Borrower; (F) bound by any obligation to make any payment to such tenant or licensee or grant any credits, except for services, repairs, maintenance and restoration provided for under the Lease to be performed by landlord or licensor after the date of such attornment; and (G) responsible for any monies owing by the landlord or licensor to such tenant or licensee. Lender shall, upon request, execute and exchange with any tenant under a Major Lease or any other Lease of office space at the Premises demising one full floor or more of office space, a non-disturbance, subordination and attornment agreement in such form as Lender shall approve in its sole and absolute discretion, provided, however, that Borrower shall deliver with such request an Officer's Certificate stating that such Lease was entered into in accordance with the terms of this Section 4.6 and any other provisions of the Loan Documents applicable thereto. All reasonable out of pocket costs and expenses of Lender (including, without limitation, attorneys' fees and disbursements) in connection with Lender's review of any Lease and the negotiation, preparation, execution and delivery of any non-disturbance agreement shall be paid by Borrower within five (5) days after request therefor by Lender. Prior to seeking Lender's consent to any Lease, Borrower shall deliver to Lender a copy of such Lease, blacklined to show the changes from the standard form of Lease previously approved by Lender.

          (f) All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under any applicable legal requirements (i) shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as herein above described, (ii) shall be issued by an institution reasonably satisfactory to Lender, (iii) shall, if permitted pursuant to any legal requirements, name Lender as payee or mortgagee thereunder (or at Lender's option, be fully assignable to Lender), and (iv) shall in all respects comply with any applicable Legal Requirements and otherwise be satisfactory to Lender. Borrower shall, upon request, provide Lender with evidence satisfactory to Lender of Borrower's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, upon Lender's demand, Borrower shall turn over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Premises, to be held by Lender subject to the terms of the Leases. If Borrower is entitled to retain a security deposit, then such amount shall be transferred by Borrower into the Clearing Account.

          (g) Notwithstanding anything to the contrary herein contained or contained in any other Loan Document, Borrower shall have the right to terminate, amend or modify (i) any existing Leases in connection with the transfer of the liquor licenses relating to the Premises to the Borrower or an entity affiliated with the Borrower, and (ii) any Lease with Grand Wailea Company or any of its affiliates upon a termination of Grand Wailea Company as the Manager.

     4.7 Delivery of Notices. Borrower will promptly, but in no event later than five (5) days after Borrower becomes aware of any of the following events, furnish a written notice to Lender (together with the applicable correspondence and papers relating thereto) specifying the nature and period of existence of such condition or event and, with respect to events described in clause (a) below, what action Borrower is taking or proposes to take with respect thereto (compliance with the provisions of this Section 4.7 shall not be deemed or construed to constitute a waiver of or consent to any Default or Event of Default of which Borrower has given Lender notice pursuant to this Section 4.7):

          (a) any Default hereunder or under any of the other Loan Documents, or any Event of Default;

          (b) (i) any receipt or delivery by Borrower of a notice of default or termination, (ii) any proposed action with respect to any default, or (iii) any failure by any person or entity to perform any material obligation, maintain any material representation or warranty or satisfy any material condition, in each instance, (1) in connection with any Lease, the Management Agreement, any Contract, any Easement, any recorded instrument or any Permit and (2) if likely to result in a Material Adverse Effect;

          (c) the filing of any action, suit or proceeding against or affecting Borrower or the Premises that, if adversely determined, could singly or collectively (i) impair the validity or enforceability of this Agreement or any of the other Loan Documents or otherwise have a Material Adverse Effect, or (ii) result in a Lien on any portion of the Premises; and/or

          (d) any notice received from any Governmental Authority asserting a violation of any material Legal Requirement and any correspondence to or from Borrower with respect thereto.

          Without limiting the generality of the foregoing, Borrower will transmit to Lender, immediately upon receipt thereof, any communication (addressed to Borrower or any Affiliate of Borrower) which relates to matters which could result in a Material Adverse Effect on the Premises or the financial condition of Borrower, and will promptly respond fully to any inquiry of Lender made with respect thereto.

     4.8 ERISA. In addition to the prohibitions set forth in Section 4.2 hereof, and not in limitation thereof, Borrower shall not Transfer or hypothecate its interest or rights in this Agreement or in the Premises, or attempt to do any of the foregoing or suffer any of the foregoing, nor shall any Person owning a direct or indirect interest in Borrower Transfer any of its rights or interest

(direct or indirect) in Borrower, attempt to do any of the foregoing or suffer any of the foregoing, nor shall Borrower or any Person owning a direct or indirect interest in Borrower take, without limitation, any action or fail to take any action, if, in any such case, doing so would (i) cause the Loan or the exercise of any of Lender's rights in connection therewith to constitute a Prohibited Transaction (unless Borrower furnishes a legal opinion reasonably satisfactory to Lender that the same is exempt from the Prohibited Transaction provisions of ERISA and the Code or otherwise does not constitute a Prohibited Transaction), assuming solely for this purpose that Lender is a Party In Interest or a Disqualified Person with respect to an employee benefit plan, if any, which has directly or indirectly invested in Borrower or Member, or (ii) otherwise result in Lender being deemed in violation of any applicable provisions of ERISA with respect to the Loan. Borrower and Member shall take such steps as are necessary to assure that each of them (and their respective shareholders, partners and members) does not commit any act, or fail to commit any act, the occurrence of which or the failure of which to occur would cause the Loan to be a Prohibited Transaction.

     If the provisions of this Section 4.8 are violated, Borrower agrees, at its own cost and expense, to take such steps as Lender shall reasonably request to prevent the occurrence of a Prohibited Transaction or to correct the occurrence of a Prohibited Transaction. Borrower agrees to indemnify, defend and hold the Indemnified Parties free and harmless from and against all loss, costs (including attorney's fees and expenses), taxes, penalties, damages and expenses any Indemnified Party may suffer by reason of the investigation, defense and settlement of claims based upon a breach of the foregoing provisions. The provisions of Section 6.5 hereof shall apply to such indemnification. The foregoing indemnification shall survive repayment of the Loan.

     4.9 Agreements with Affiliates. Borrower shall not enter into any contract, agreement or other arrangement with any Affiliate of Borrower without Lender's prior written consent, which consent shall not be unreasonably withheld provided such contract or agreement provides for market rates which would be charged by third parties which are not Affiliates in respect of the goods and/or services provided thereunder. If requested by Lender, such contract or agreement shall provide Lender the right to terminate it upon Lender's (or its designee's) acquisition of the Premises through foreclosure, a deed-in-lieu of foreclosure, Uniform Commercial Code sale or otherwise.

     4.10 After Acquired Property. Borrower will grant to Lender a first lien security interest in and to all equipment and other personal property owned by Borrower, whether or not used in the construction, maintenance and/or operation of the Improvements, immediately upon acquisition of same or any part of same.

     4.11 Books and Records. Borrower shall keep and maintain at all times at its principal office complete, true and accurate books of account and records reflecting the results of its operations. Borrower shall permit Lender, its agents, consultants and representatives, upon reasonable notice (which may be given orally or in writing) and at reasonable times, to examine and audit the books and records of Borrower and make copies thereof, at Borrower's expense. Borrower shall cause the Manager and its Affiliates to make all records relating to the Premises available to Lender and shall cause the Manager to cooperate with any examination, audit or other inquiry (including causing the personnel responsible for the Premises to be available to respond to inquiries).

     4.12 Delivery of Estoppel Certificates. Borrower shall, from time to time, within thirty (30) days after written request from Lender, furnish to Lender or such other party (or parties as may be requested by Lender) a written certificate setting forth the unpaid principal of and interest due on the Note and any other sums evidenced or secured by the Mortgage, and/or the other Loan Documents, stating the date through which interest has been paid, and stating whether or not any offsets, defenses or counterclaims exist with respect to the Loan Documents. If requested, such certificate will also attach true and correct copies of any Loan Documents and state such other information as Lender shall require. Upon request of Lender, Borrower shall cause Manager within thirty (30) days after such request to furnish Lender or such other party or parties as Lender may request, a written certificate certifying as to such matters as Lender may reasonably request. Borrower shall use all reasonable efforts to deliver to Lender upon request, which may be made from time to time, tenant estoppel certificates from each commercial tenant at the Premises in form and substance reasonably satisfactory to Lender.

     4.13 Management, Etc.

          4.13.1 Management.

          (a) The Premises are at all times to be managed on Borrower's behalf in a competent and professional manner appropriate for hotels similar to the Premises by a prominent professional managing agent ("Manager"). Prior to engaging such Manager or executing a Management Agreement, such Manager and Management Agreement shall be subject to approval by Lender in its reasonable discretion, it being understood that Grand Wailea Company is hereby approved by Lender as the current Manager for the building and the agreement in existence on the date hereof with Manager is approved as the Management Agreement.

          (b) Lender hereby pre-approves the entities set forth on Schedule D hereto as replacement Managers to the Grand Wailea Company (the "Pre-approved Replacement Managers"), and hereby agrees that Borrower shall have the one time right to terminate the Grand Wailea Company as Manager and replace it with any Pre-Approved Replacement Manager without the need to obtain any consent from Lender. Notwithstanding the foregoing (i) any new Manager, including a Pre-approved Replacement Manager, shall be required to execute an assignment and subordination agreement in the form attached hereto as Schedule G, and (ii) upon the appointment of a Pre-Approved Replacement Manager, any successor Managers there-after shall be subject to the prior approval of the Lender, which shall not be unrea-son-ably with-held.

          (c) Borrower represents it has delivered to Lender a true, correct and complete copy of the Management Agreement, which Management Agreement is hereby approved by Lender, subject to the terms of the assignment and subordination between Lender, Borrower and Manager executed in connection with the Original Loan (the "Manager Assignment and Subordination"); provided, however, that the terms and conditions of any subsequent
     Management Agreement between Manager and Borrower, or any amendment or modification of any Management Agreement between Manager and Borrower, and any compensation of Manager with respect to its services performed at or in connection with the Premises (other than an extension of the existing Management Agreement for compensation which is no greater, a modification of the existing Management Agreement (including with respect to compensation to be paid to the Manager or rent to be paid by the Manager) in connection with the transfer of the liquor licenses relating to the Premises to the Borrower or an entity affiliated with the Borrower, and on terms and conditions no less favorable to Borrower, than those contained in the existing Management Agreement) are subject to approval by Lender in its sole and absolute discretion.

          4.13.2 Management Termination. In the event that there shall have occurred and be continuing an Event of Default, then, upon Lender's request, Borrower shall be required to promptly replace the present Manager with a managing agent approved by Lender in its sole discretion. 4.14 Financial Statements; Audit Rights.

          4.14.1 Statements to be Delivered. Until the Loan is repaid in full, Borrower shall cause the following financial statements and documentation to be delivered at the time and in the form and manner referenced below:

          (a) audited statements of financial position (balance sheet) of Borrower as of the close of each fiscal year of Borrower during the Term, and of Receipts, Expenses and retained earnings, changes in financial position and cash flows for such fiscal year, which statements shall be duly certified by the Designated Officer to fairly represent the financial condition of Borrower as of the date thereof and to have been prepared in accordance with generally accepted accounting principles and accompanied by an opinion of the Approved Accountant (which opinion shall be unqualified and shall not contain any "statement of emphasis") to the effect that such financial statements present fairly, in all material respects, the financial condition of Borrower as of the end of the fiscal year being reported on and that the results of the operations and cash flows for said year are in conformity with generally accepted accounting principles, consistently applied, and that the examination of the Approved Accountant in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as the Approved Accountant deemed necessary in the circumstances;

          (b) an unaudited quarterly balance sheet of Borrower, a statement of profits and losses and a calculation of net cash flows for the applicable quarter, including Receipts and Expenses and occupancy and daily rate statistics, such quarterly financial statements to be certified by a Designated Officer to fairly represent the financial condition of Borrower as of the date thereof and to have been prepared in accordance with generally accepted accounting principles;

          (c) a monthly operating statement showing all Receipts, Expenses and net cash flow for the applicable calendar month, year-to-date results and variances from the same month in the prior calendar year and from the Approved Budget, and such other matters as Lender shall reasonably require, which monthly operating statements shall be certified by a Designated Officer to be true, correct and complete in all material respects and shall be prepared on a cash basis;

          (d) not later than each December 1 during the Term, Borrower shall submit to Lender a detailed budget for the Premises covering the calendar year commencing on the following January 1, each of which budgets shall be subject to Lender's approval (provided that Borrower shall have the option to submit to Lender a revised budget not later than June 30 of each year during the Term to adjust such budget on the basis of the actual results of Borrower to such point in such calendar year)(each such budget when so approved, is referred to as an "Approved Budget") until Lender shall approve a new budget, the Approved Budget from the prior year shall remain in effect;

          (e) the annual Form 1065 (with accompanying schedules K-1) (or any substitute therefor) prepared by Borrower;

          (f) a schedule of all accounts payable at the end of each calendar quarter, certified by a Designated Officer to be true, correct and complete in all material respects; and

          (g) such other reports and information which Lender reasonably requires certified by a Designated Officer to be true, correct and complete in all material respects.

          4.14.2 Time for Delivery. The statements referred to in paragraph (a) of Section 4.14.1 hereof shall be delivered to Lender within one hundred twenty (120) days after the last day of each fiscal year of Borrower. The statements referred to in paragraphs (b) and (f) of Section 4.14.1 hereof shall be delivered to Lender within sixty (60) days after the last day of each calendar quarter. The reports referred to in paragraph (c) of Section
     4.14.1 hereof shall be delivered to Lender within twenty five (25) days after the last day of each calendar month. Notwithstanding anything to the contrary, the information required under paragraph (g) of Section 4.14.1 hereof shall be delivered to Lender simultaneously with delivery to the partners/members of Borrower but in no event later than one hundred twenty
     (120) days after the last day of each fiscal year of Borrower. All Financial Statements shall be in form and substance satisfactory to Lender.

     4.15 Maintenance of Non-Taxable Status. Borrower will maintain its status of being taxed as a partnership for the purposes of federal, state and local income taxes.

     4.16 Lender's Attorneys' Fees and Expenses. Borrower shall appear in and defend any action or proceeding purporting to affect the security of the Mortgage or the security interests granted under any of the other Loan Documents, or the rights and powers of Lender under any of the Loan Documents, and Borrower (in addition to Lender's attorneys' fees and expenses to be paid by Borrower otherwise pursuant to this Agreement or the other Loan Documents) shall pay all of Lender's attorneys' fees and expenses in connection with the enforcement of this Agreement and the other Loan Documents and the collection of all amounts payable hereunder and thereunder. In case of any Default under this Agreement or any of the other Loan Documents, or if any action or proceeding is commenced in which it becomes necessary to defend or uphold the Lien or priority of the Mortgage or the other Loan Documents, or which adversely affects Lender's interests in the Premises or any part thereof, including, but not limited to, eminent domain, or proceedings of any nature affecting the Premises or involving the bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief with respect to Borrower or any other Significant Party or relating to a decedent, then Lender may, but without obligation to do so, and without releasing Borrower or any other Significant Party from any obligation hereunder or under the other Loan Documents, make such appearances, disburse such reasonable sums and take such action as Lender deems necessary or appropriate to protect Lender's interest in the Premises. All costs incurred by Lender, including attorneys' fees and disbursements, in taking any action described above shall be paid by Borrower within thirty (30) days of written demand, together with interest thereon at the Default Rate from the date paid by Lender through the date of repayment by Borrower if not paid within such thirty (30) day period, and the same shall be deemed to constitute protective advances evidenced by the Note and secured by the Mortgage and the other Loan Documents. In addition to, and without limiting the generality of, the foregoing, if, at any time hereafter, Lender employs counsel to protect, collect, lease, sell, take possession of, foreclose upon or liquidate all or any part of the Premises, or to attempt to enforce any security interest or Lien in all or on any part of the Premises, or to enforce any rights of Lender or any of Borrower's obligations hereunder or under any of the other Loan Documents, or any obligations of any other Person which may be obligated to Lender by virtue of this Agreement or any other agreement, instrument or document heretofore or hereafter delivered to Lender by or for the benefit of Borrower, then, in any such event, all of the attorneys' fees and expenses arising from such services, and all expenses, costs and charges relating thereto, shall be paid by Borrower within thirty (30) days of demand, together with interest thereon at the Default Rate from the date paid by Lender through the date of repayment by Borrower if not paid within such thirty (30) day period, and the same shall be deemed to constitute protective advances evidenced by the Note and secured by the Mortgage and the other Loan Documents.

     4.17 Environmental.

          (a) Except as may already be located on the Premises and as disclosed to Lender in the Environmental Report or other written materials delivered to Lender, Borrower shall not (and it shall not permit any tenant, subtenant, contractor, agent or manager to) locate, produce, use, store, treat, transport, incorporate, discharge, emit, release, deposit or dispose of any Hazardous Substance in, upon, under, at, over or from the Premises, except that Borrower (and its tenants, subtenants, manager, contractors or agents) may store, locate and use on the Premises Hazardous Substances which are (a) customarily located, stored or used in hotels similar to the Premises, or (b) unique to a tenant's business located in the Premises, provided that such Hazardous Substances described in clauses (a) or (b) above are at all times stored, located and used in compliance with all Environmental Laws. Except as may already be located on the Premises and as disclosed to Lender in the Environmental Report or other written materials delivered to Lender, Borrower shall not permit any Hazardous Substances to be located, produced, used, stored, treated, transported, incorporated, discharged, emitted, released, deposited, disposed of or to escape in, upon, under, over or from the Premises in violation of any Environmental Law, and shall comply with all Environmental Laws which are applicable to the Premises. Borrower shall not engage in any conduct in connection with the Premises that may subject Borrower to Environmental Costs or contribute to or aggravate a release of Hazardous Substances. In addition to the foregoing restrictions, Borrower agrees that no asbestos, ACM, materials containing urea-formaldehyde, or transformers, capacitors, ballasts or other equipment that contain PCBs are, or will at any time be, located about the Premises.

          (b) Borrower shall, promptly within the time permitted by Environmental Laws, initiate and diligently pursue to completion, any and all remedial action required pursuant to any Environmental Laws in response to the presence of any Hazardous Substances at, on, under or about, or emanating from, the Premises, and shall take such remedial action as is required to minimize any impairment of Lender's Lien on, and security interest in, the Premises. If Borrower undertakes any remedial action with respect to any Hazardous Substance about the Premises, Borrower shall conduct and complete such remedial action in compliance with all applicable

     Environmental Laws. If any Hazardous Substance is removed or caused to be removed from the Premises by Borrower, the generator number assigned by the Environmental Protection Agency to such Hazardous Substance shall not be in the name of Lender, and Borrower shall assume any and all liability for such removed Hazardous Substance.

          (c) Upon becoming aware thereof, Borrower shall give written notice to Lender of: (i) any proceeding or inquiry by any Governmental Authority with respect to the presence of any Hazardous Substance on the Premises or the migration thereof from or to other property; (ii) all claims made or threatened by any third party against Borrower or the Premises relating to any loss or injury resulting from any Hazardous Substance; (iii) the storage, production, release, discharge or disposal of any Hazardous Substances on the Premises other than in accordance with all applicable Environmental Laws; and/or (iv) Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises that could cause the Premises or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Law.

          (d) Borrower shall keep Lender apprised of the status of, and any material developments in, any governmental investigation relating to Environmental Matters at or about the Premises, any and all enforcement, clean-up, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any Environmental Law with respect to the Premises and any other claims, actions or proceedings with respect to the Premises relating to Environmental Matters. Borrower shall provide Lender with copies of all communications with all Governmental Authorities relating to Hazardous Substances Claims. Without Lender's prior written consent, Borrower shall not enter into any settlement agreement, consent decree or other compromise with respect to any such governmental investigation or action, or other claim, action or proceeding relating to Hazardous Substances which Borrower does not have the funds available to pay or which may adversely affect Lender's Lien on, or the value of, the Premises.

          (e) The foregoing rights and remedies contained in this Section 4.17 are cumulative with, and in addition to, any rights and remedies Lender may have against Borrower or any other Significant Party under the other terms and provisions of this Agreement, under any other Loan Document or under any Environmental Law, including, without limitation, CERCLA.

     4.18 Report Updates. Lender reserves the right at any time during the Term to conduct or require Borrower to conduct, at Borrower's expense, such environmental inspections, audits and tests as Lender shall deem reasonably necessary or advisable from time to time utilizing a company acceptable to Lender; provided, however, that Borrower shall not be required to pay for such environmental inspections, audits and tests so long as:

          (a) no Event of Default exists under this Agreement or any other Loan Document;

          (b) Lender has reason to believe, in Lender's sole but good faith judgment, that there has been a release or a threatened release of Hazardous Substances at the Premises or that Borrower or the Premises is in violation of any applicable Environmental Law;

          (c) such inspections, audits and tests are not being obtained in satisfaction of the provisions of Section 6.27 hereof; and

          (d) such inspection, audit or test has not been recommended in any other audit, inspection, test or consultants report previously conducted with respect to the Premises. In the event that any environmental site assessment report prepared for the Premises recommends that an operations and maintenance plan be implemented for any Hazardous Substance, including, without limitation, asbestos, Borrower shall cause such operations and maintenance plan to be prepared and implemented at Borrower's expense upon request of Lender and in accordance with the recommendation.

          Lender shall have the right from time to time throughout the Term to order additional engineering reports with respect to the Premises. Such additional engineering reports shall be paid for by Borrower in accordance with Section 6.4 hereof; provided, however, that Borrower shall not be required to pay for such additional engineering reports unless (i) an Event of Default has occurred, (ii) any such additional engineering report is being obtained pursuant to Section 6.27 hereof, (iii) any such additional engineering report is required by applicable Legal Requirements to be obtained, or (iv) in Lender's sole but good faith judgment, a material adverse change in the condition of the Premises has occurred.

          Lender shall not be liable for any action or inaction by Borrower with respect to any remedial or other response activity in connection with any Hazardous Substance or any repair or replacement recommended in any engineering report, notwithstanding any review or approval of Borrower's method of remediation or repair or replacement, as applicable, or any response by Lender.

     4.19 Lender Access to Premises. Borrower will permit Lender and its agents, consultants or representatives, to enter upon the Premises on reasonable written notice at reasonable times to inspect the Improvements. Lender or its agents, consultants or representatives as part of any inspection may take soil, air, water, building material and other samples, subject to the rights of tenants under Leases.

     4.20 Delivery of Documents Regarding Ownership. Borrower will deliver to Lender, on demand made therefor by Lender, copies of all documents which evidence Borrower's title in or to any materials, fixtures or articles incorporated in the Improvements or subject to the Lien of any of the Loan Documents.

     4.21 Use of Premises. Unless required by applicable law, Borrower shall not permit changes in the use of any part of the Premises from the use existing on the date hereof. Borrower shall not initiate or acquiesce in a change in the plat of subdivision or zoning classification of the Premises without Lender's prior written consent.

     4.22 Insurance. Borrower shall at all times maintain all Insurance Policies required to be obtained and maintained by Borrower pursuant to the terms of the Mortgage.

     4.23 Contracts. Except as provided in this Section, Borrower shall not enter into any Contract without the prior written consent of Lender, which consent shall not be unreasonably withheld; provided, that Borrower may enter into contracts without Lender's consent so long as such contracts are (a) cancelable on thirty (30) days' notice without payment of any termination or cancellation fee, (b) on market terms, and (c) with a third party which is unaffiliated with the Borrower.

     4.24 Intentionally Omitted.

     4.25 Intentionally Omitted.

     4.26 Franchise Provisions. Borrower shall obtain the approval of Lender, which approval shall not be unreasonably withheld or delayed by Lender, before entering into any license agreement (the "License Agreement") with any Licensor (hereafter defined), providing for the operation of the Premises. Borrower shall deliver to Lender any such License Agreement for Lender's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     4.27 Interest Rate Cap Agreement.

          4.27.1  Purchase and  Maintenance  of Interest Rate Cap.  Within sixty
     (60) days after the date hereof, Borrower will deliver to Lender a fully executed interest rate cap agreement, in form and substance and with such financial institution having a claims paying ability by the Rating Agencies of "A" or higher and shall be otherwise acceptable to Lender in its reasonable discretion, in a notational amount equal to the Loan Amount, insuring against the risk that LIBOR shall at any time during the term of the Loan exceed a per annum rate of eight and one half percent (8.50%) (the "Interest Rate Cap Agreement"). Borrower shall maintain the Interest Rate Cap Agreement, or such supplement or replacement thereto as is approved by Lender in its reasonable discretion, throughout the entire term of the Loan, and Borrower shall not materially amend, modify or terminate the Interest Rate Cap Agreement without the prior written consent of Lender.

          4.27.2 Transfer or Release of Interest Rate Cap Agreement upon Permitted Assumption of Loan. In connection with a Sale and assumption of the Loan as permitted in Section 9.3 hereof, Borrower shall be permitted to transfer the Interest Rate Cap Agreement to the applicable Buyer. If Borrower elects not to so transfer the Interest Rate Cap Agreement, so long as the Buyer obtains a new interest rate cap agreement meeting the requirements of Section 4.27.1 hereof and pledges such new interest rate cap agreement to Lender pursuant to a pledge and security agreement in the form and substance of the Interest Rate Cap Pledge, Lender agrees to release the Interest Rate Cap Agreement from the lien of the Interest Rate Cap Pledge.


                                   Section 5
                               EVENTS OF DEFAULT

     5.1 Events of Default; Defaults. The term "Default" as used herein shall mean any one or more of the events set forth below prior to the expiration of the applicable notice or grace period, if any. The term "Event of Default", wherever used in this Agreement, shall mean any one or more of the events set forth below after the expiration of the applicable notice or grace period, if any.

          5.1.1 Non-Payment. Failure by Borrower to pay: (a) any periodic installment of interest or principal when the same shall become due and payable hereunder or under the Note, in each case, when the same shall become due and payable; (b) the outstanding principal balance of the Note, together with the interest accrued thereon and all other sums which may then be owed by Borrower to Lender, at maturity or upon prepayment of the
     Note in full; and (c) any other sums to be paid by Borrower hereunder or under any other Loan Documents within ten (10) days following the date on which Lender gives Borrower written notice of such failure.

          5.1.2 Affirmative Covenants. Failure by Borrower or any other Person to duly keep, perform and observe in any material respect any Affirmative Covenant or agreement in this Agreement, the Note, the Mortgage or any other Loan Document (unless same constitutes a Default under any other clause of this Section 5.1 or any other Loan Document, in which case, the grace or cure period, if any, set forth in such other clause shall govern) within sixty (60) days after Lender gives Borrower written notice of such failure; provided, however, that in the event such failure is not susceptible of cure within such sixty (60) day period, it shall not be an Event of Default hereunder if such failure is curable, Borrower commences to cure such failure within such sixty (60) day period, and Borrower diligently prosecutes such cure to completion.

          5.1.3 Negative Covenants. If Borrower or any other Person shall breach or otherwise not comply with any Negative Covenant set forth herein or in any other Loan Document (unless same constitutes a Default under any other clause of this Section 5.1 or any other Loan Document, in which case, the grace or cure period, if any, set forth in such other clause shall govern) and such Default shall continue for sixty (60) days after written notice thereof by Lender to Borrower, provided that no such notice and grace shall be required with respect to a knowing, intentional and willful breach of a Negative Covenant; provided, however, that in the event such failure is not susceptible of cure within such sixty (60) day period, it shall not be an Event of Default hereunder if such failure is curable, Borrower commences to cure such failure within such sixty (60) day period, and Borrower diligently prosecutes such cure to completion.

          5.1.4 Representations. If, at any time, any representation, warranty or certification made by Borrower in this Agreement, the Note or any other Loan Document, or in any document delivered pursuant to any Loan Document shall be (a) untrue, incorrect or misleading in any material respect when made and (b) shall have a Material Adverse Effect.

          5.1.5 Other Loan Documents. If an "Event of Default" shall occur under the Mortgage or any other Loan Document.

          5.1.6 Intentionally Omitted.

          5.1.7 Reserves; Deposits. If Borrower or Manager fails to deposit any Receipts into the Clearing Account within the time period provided herein or in the Cash Management Agreement.

          5.1.8 Transfers. If, in violation of Section 4.2 hereof, (a) the Premises or any part thereof is Transferred, or (b) any direct or indirect legal or beneficial interest in Borrower is Transferred.

          5.1.9 Lien. If, in violation of Section 4.3 hereof, the Premises or any part thereof is mortgaged or any other Lien is voluntarily placed thereon by Borrower and not removed within sixty (60) days of receipt of written notice from Lender to so remove such Lien.

          5.1.10 Involuntary Bankruptcy, Etc. The entry by a court of (a) a decree or order for relief in respect of Borrower in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law; or (b) a decree or order adjudging any Borrower a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any Borrower under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of any Borrower or of any substantial part of the property of any Borrower, or ordering the winding up or liquidation of the affairs of any Borrower, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of ninety
     (90) days.

          5.1.11 Voluntary Bankruptcy, Etc. (a) The commencement by any Borrower of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or of any other case or proceeding, to be adjudicated a bankrupt or insolvent; (b) the consent by any Significant Party (i) to the entry of a decree or order for relief in respect of Borrower or such Significant Party in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or (ii) to the commencement of any bankruptcy or insolvency case or proceeding against Borrower or such other Significant Party; (c) the filing by any Significant Party of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law; (d) the consent by any Significant Party to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any Significant Party, or of any substantial part of any property of any Significant Party; (e) the making by any Significant Party of an assignment for the benefit of creditors; or
     (f) the admission by any in writing of its inability to pay its debts generally as they become due.

          5.1.12 Intentionally Omitted.

          5.1.13 Intentionally Omitted.

          5.1.14 ERISA.If Borrower shall breach any of the provisions of Section
     4.8 hereof.

          5.1.15 Intentionally Omitted.

          5.1.16 Other Conditions for Acceleration. The occurrence of any conditions set forth herein or in the Note, the Mortgage or any other Loan Document permitting Lender to accelerate the Loan.

          5.1.17 Misapplication of Receipts. If Borrower shall (i) apply any monies delivered to Borrower pursuant to Section 8 of the Cash Management Agreement (or the Disbursement Instructions effectuating the same) other than to pay amounts permitted to be paid with such funds pursuant to the provisions of Section 8 of the Cash Management Agreement, and such breach shall continue for three (3) Domestic Business Days following written notice thereof; provided, however, that no such notice and grace shall be required with respect to an intentional breach of such provision; or (ii) fail to pay to Lender any amounts required to be paid to Lender pursuant to
     Section 8 of the Cash Management Agreement at the time such payment is to be made to Lender thereunder.

     5.2 Rights upon Event of Default. Upon the occurrence and during the continuance of any Event of Default, Lender shall, in addition to all other remedies conferred upon Lender at law or in equity or by the terms of the Note, the Mortgage and the other Loan Documents, have the right, but not the obligation, to pursue any one or more of the following remedies, concurrently or successively, it being the intent hereof that all such remedies shall be cumulative and that no such remedy shall be to the exclusion of any other:

          (a) take any action which, in Lender's sole judgment, is necessary or appropriate to effect observance and performance of the covenants, agreements  and  obligations  (under  this  Agreement  and the  other  Loan
     Documents) of Borrower or any other Person providing Collateral pursuant to, or obligated to perform any of the terms and provisions of, this Agreement or the other Loan Documents (each, an "Obligated Party");

          (b) declare the Note to be immediately due and payable;

          (c) use and apply any monies deposited in or credited to, as the case may be, the Clearing Account, the Cash Collateral Account (or any Mortgage Subaccount established thereunder) or any other monies deposited by Borrower with Lender, regardless of the purpose for which the same were deposited, to cure any Default or Event of Default, or to apply such monies on account of any indebtedness under this Agreement or any of the other Loan Documents which is due and owing to Lender, or to operate the Premises, or for any other purposes described herein or in any other Loan Document;

          (d) take such actions as Lender  shall deem  necessary to realize upon
     any  or  all  of  the  Collateral,   including,   without  limitation,  the
     institution of foreclosure actions and/or Uniform Commercial Code sales;

          (e) institute an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Mortgage, the Note or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy; and/or

          (f) setoff against the obligations to Lender of Borrower or any other Obligated Party, any sum owed by Lender or any Affiliate of Lender in any capacity to Borrower or such other Obligated Party, or any property of any of them in the possession of Lender or any Affiliate of Lender.

     5.3 Waiver of Stay, Extension and Moratorium Laws, Appraisal and Valuation, Redemption and Marshalling.

          (a) Borrower shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of any of the Collateral, or any part of any thereof, wherever enacted, which may affect the covenants and terms of performance of the Loan Documents, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of any of the Collateral, or any part of any thereof, prior to any sale or sales thereof which may be made pursuant to any provision of any Loan Document, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute to redeem the property so sold, or any part thereof, and Borrower hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Lender, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Borrower, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises marshalled upon any foreclosure.

          (b) In the event that any bankruptcy or insolvency proceeding under any federal, state or local law is filed by or against Borrower or any of its assignees or designees at any time prior to full satisfaction of the Loan, Lender shall, to the extent permitted by law, be absolutely and unconditionally entitled to relief from any automatic stay imposed with respect to Borrower or its assignees or designees and/or the Premises by the filing of such bankruptcy or insolvency proceeding, including, but not limited to, the stay imposed by section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a), effective as of any such filing, without further action by Lender or order of any court, and Lender shall be authorized to exercise all of its rights and remedies with respect to the Premises, including, but not limited to, commencing a foreclosure action, seeking the appointment of a receiver therein and selling the Premises therein, and Borrower hereby irrevocably consents to the foregoing. Without limiting the previous sentence, Borrower hereby irrevocably consents to, shall not oppose or contest, and shall not request or cause any creditors' committee or any party in interest to oppose or contest, any application for relief from the automatic stay or for "adequate protection," as that term is defined in the Bankruptcy Code, which may be filed by Lender in any future bankruptcy or insolvency proceeding with respect to Borrower and/or the Premises. No other action, inaction or agreement by Lender in any future bankruptcy or insolvency proceeding shall be deemed to be a waiver of the rights given to Lender hereby.

     5.4 Preferences. Lender shall have no obligation to marshal any assets in favor of Borrower or any other party or against or in payment of the Loan. To the extent Borrower makes a payment to Lender, which payment or the proceeds or any part thereof are subsequently invalidated, declared to be fraudulent, preferential or avoidable, set aside or required to be repaid to a trustee, receiver or any other party having requisite authority under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligation hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received.


                                   Section 6
                               GENERAL PROVISIONS

     6.1 Rights Cumulative; Waivers.

          (a) Each right, power and remedy conferred upon Lender herein or in any of the other Loan Documents is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter provided by law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised, concurrently or independently, from time to time as often and in such order as may be deemed expedient to Lender. The exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy; and no delay or omission of Lender in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Default or acquiescence therein. Enumeration of special rights or powers herein, in the Mortgage or in the other Loan Documents shall not be construed to limit any grant of general rights or powers herein, in the Mortgage or in the other Loan Documents or to limit Lender's exercise of any and all rights granted under the laws of the State of New York, the state where the Premises are located or the United States of America. No act of Lender shall be construed as an election to proceed under any provision herein or in any other Loan Document to the exclusion of any other provision herein or in any other Loan Document. Except as otherwise specifically required herein, notice of the exercise of any right, remedy or power granted to Lender by this Agreement or any other Loan Document is not required to be given. Lender shall be entitled to enforce payment of the Loan and any other amount payable under the Loan Documents, and performance of this Agreement and the other Loan Documents, and to exercise all rights and remedies under this Agreement or the other Loan Documents or otherwise at law or in equity, notwithstanding that some or all of the indebtedness secured thereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Agreement nor its enforcement shall prejudice or in any manner affect Lender's right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Agreement, the Mortgage and any other security now or hereafter held by Lender hereunder, under any of the other Loan Documents or otherwise, in such order and manner as Lender may determine in its absolute discretion.

          (b) Lender may, by written notice to Borrower, at any time and from time to time, waive in whole or in part, and absolutely or conditionally, any Default or Event of Default hereunder. Any such waiver shall be subject to such conditions or limitations as shall be specified in any such notice. In the case of any such waiver, the rights of Borrower shall be otherwise unaffected, and any Default or Event of Default so waived shall be deemed to be cured and not continuing only to the extent, and only on the conditions or limitations, set forth in such waiver, but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right, remedy or power consequent thereupon.

     6.2 Lender's Action for its Own Protection Only. The authority herein conferred upon Lender, and any action taken by Lender, to inspect the Premises, to review and/or approve all documents and instruments submitted to Lender, or otherwise, will be exercised and taken by Lender and by Lender's employees, agents, consultants or representatives for their own protection only and may not be relied upon by Borrower or any other party for any purposes whatever; and neither Lender nor Lender's employees, agents, consultants or representatives shall be deemed to have assumed any responsibility to Borrower or any other party with respect to any such action herein or under any of the other Loan

Documents authorized to be taken by Lender or Lender's employees, agents and representatives. Any review, investigation or inspection conducted by Lender, any architect, engineer or other consultant retained by Lender, or any agent or representative of Lender, in order to verify independently Borrower's satisfaction of the covenants, agreements and obligations of Borrower under this Agreement or any of the other Loan Documents, or the validity of any representations and warranties made by Borrower or any other party (regardless of whether or not the party conducting such review, investigation or inspection should have discovered that any of such conditions precedent were not satisfied or that any such covenants, agreements or obligations were not performed or that any such representations or warranties were not true) shall not affect (or constitute, except as may specifically be provided in this Agreement or in the other Loan Documents to the contrary, a waiver by Lender of) (i) any representations and warranties under this Agreement or the other Loan Documents or Lender's reliance thereon, or (ii) Lender's reliance upon any certifications of Borrower or any other party in connection with the Loan, or any other facts, information or reports furnished to Lender by Borrower or any other party in connection with the Loan. Lender neither undertakes nor assumes any responsibility or duty to Borrower to select, review, inspect, supervise, pass judgment upon or inform Borrower of any matter in connection with the Premises, and Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information to Borrower by Lender in connection with such matters is for the protection of Lender only and neither Borrower nor any third party is entitled to rely thereon.

     6.3 No Third Party Beneficiaries. All conditions to the obligations of Lender hereunder and under the other Loan Documents are imposed solely and exclusively for the benefit of Lender and its Assignees and Participants, if any, and its or their successors and assigns, and no other Person (other than Servicer) shall have standing to require satisfaction of such conditions in accordance with their terms, or be entitled to assume that Lender will refuse to advance proceeds of the Loan or refuse to agree or consent to any matter in the absence of strict compliance with any or all thereof, and no other Person (other than Servicer) shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if, in its sole discretion, it deems it advisable to do so, it being further understood that Lender and its Assignees and Participants, if any, and its or their successors and assigns, shall have no obligation to see to it that the Improvements or any other work required or contemplated hereby or by the other Loan Documents are properly and/or timely completed.

     6.4 Payment of Expenses, Etc.

          6.4.1 Payment of Expenses. Borrower will, on the Closing Date and at all times thereafter, pay all costs and fees incurred by Lender in connection with the preparation, negotiation, consummation, execution, administration, repayment, collection and enforcement of the Loan, the Loan Documents and any approval, consent, amendment, modification or waiver related thereto. Without limiting the generality of the foregoing, Borrower will pay:

          (a) all Lender's Counsel Fees in connection with the foregoing;

          (b) all taxes and recording fees and expenses, including, without limitation, stamp and/or mortgage taxes and transfer taxes, if any;

          (c) all fees and out-of-pocket expenses incurred by Lender, including all expenses of Lender and its respective agents and representatives, in connection with any Default or Event of Default hereunder, under the Note or under any other Loan Document or the collection or enforcement thereof;

          (d) subject to Sections 4.18 and 6.27 hereof, all fees and expenses of any environmental, engineering, appraisal, construction, insurance or other consultants retained by Lender in connection with the Loan or the administration, enforcement or collection thereof; and (e) all brokers' fees and commissions relative to the Loan, the Premises and/or any lease or purchase contract affecting same.

          Without limiting the generality of the foregoing, to the extent that Lender, after the Closing Date, deems it necessary to employ counsel and/or any other consultant for whatever purpose relative to the Loan or Lender's interest in the Premises, including, without limitation, all future amendments, supplements, notices, recordings, approvals, consents and waivers with respect to the Loan Documents (or any proposal by Borrower therefor), whether or not consummated, the adjustment and collection of any and all insurance proceeds with respect to any insurance coverage required hereunder, or obtaining any and all awards in connection with any condemnation, the fees and expenses of such counsel and/or consultants shall be borne by Borrower. Any fees and expenses referred to in this
     Section 6.4 which are incurred by Lender are to be paid by Borrower within five (5) days after demand is made by Lender therefor. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any loss, cost (including attorneys' fees) or damage whatsoever incurred by Lender as a result of Borrower's failure to pay any cost or expense contemplated hereby. The provisions of this Section 6.4.1 are not intended to limit any other obligation of Borrower or any other Obligated Party to pay fees and expenses of Lender or other Persons contained herein or in any other Loan Document.

          6.4.2 Advances Secured. All costs and expenses incurred and payments made by Lender under this Agreement or any of the other Loan Documents from time to time, which are to be paid or reimbursed by Borrower as described herein or in any of the other Loan Documents shall, as and when advanced or incurred by Lender, constitute protective advances evidenced by the Note and secured by the Mortgage and the other Loan Documents to the same extent and with the same effect as if the terms and provisions of this Agreement were set forth therein, whether or not the principal balance of the Note plus such protective advances shall exceed the face amount of the Note. If Borrower shall fail to reimburse or pay to Lender the amount of such protective advances by the applicable due date therefor, interest at the Default Rate applicable under the Note shall accrue on such protective advances from the date such protective advances were made by Lender to and including the date that such protective advances are reimbursed or paid to Lender in full, together with all such accrued interest thereon.

     6.5 Indemnification.

          (a) In addition to any other indemnifications provided herein or in the other Loan Documents, Borrower shall protect, defend, indemnify and save harmless the Indemnified Parties from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs, expenses (including, without limitation, attorneys' fees and disbursements) and Environmental Costs, imposed upon or incurred by or asserted against any Indemnified Party (other than by reason of such Indemnified Party's gross negligence or willful misconduct, provided that such gross negligence or willful misconduct is determined to have occurred by a final and unappealable decision of a court of competent jurisdiction) by reason of Lender's ownership or holding of the Mortgage, this Agreement, the other Loan Documents and the Collateral. Any amounts payable to any Indemnified Party by reason of the application of this Section 6.5 shall become immediately due and payable within thirty (30) days of demand, and shall bear interest at the Default Rate under the Note from the date loss or damage is sustained by any Indemnified Party until paid if not paid within such thirty (30) day period. The obligations and liabilities of Borrower under this Section 6.5 shall survive any termination, satisfaction or assignment of this Agreement and the exercise by Lender of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Premises by foreclosure or a conveyance in lieu of foreclosure.

          (b) In case any claim, action or proceeding (a "Claim") is brought against any Indemnified Party in respect of which indemnification may be sought by such Indemnified Party pursuant to this Section 6.5, such Indemnified Party shall give notice thereof to Borrower, provided, however, that the failure of such Indemnified Party to so notify Borrower shall not limit or affect such Indemnified Party's rights to be indemnified pursuant to this Section 6.5, except to the extent such delay shall materially and adversely prejudice Borrower's defense of such Claim. Upon receipt of such notice of Claim, Borrower shall, at its sole cost and expense, diligently defend any such Claim with counsel reasonably satisfactory to such Indemnified Party (it being understood that counsel selected by Borrower's insurance carrier shall be deemed to be acceptable to such Indemnified Party, provided that such insurer is an acceptable insurer under this Agreement and the other Loan Documents or otherwise was accepted by Lender as an insurer), which counsel may, without limiting the rights of Indemnified Party pursuant to the next succeeding sentence, also represent Borrower in such Claim. In the alternative, the Indemnified Parties may elect to conduct their own defense through counsel of their own choosing, and at the expense of Borrower, if (i) the Indemnified Parties reasonably determine that the conduct of its defense by Borrower presents a conflict or potential conflict between Borrower and Lender that would make separate representation advisable or otherwise could be prejudicial to its interests, (ii) Borrower refuses to defend or (iii) Borrower (or, if applicable, its insurance carrier) shall have failed, in Lender's reasonable judgment, to diligently defend the Claim. Except as provided in the preceding sentence, Borrower shall not be responsible for the fees of counsel for any Indemnified Party incurred in connection with the indemnification contained in this Section 6.5. Borrower may settle any Claim against Indemnified Parties without such Indemnified Parties' consent, provided that (i) such settlement is without any liability, cost or expense whatsoever to such Indemnified Parties, (ii) the settlement does not include or require any admission of liability or culpability by such Indemnified Parties under any Legal Requirement, whether criminal or civil in nature, and (iii) Borrower obtains an effective written release of liability for such Indemnified Parties from the party to the Claim with whom such settlement is being made, which release must be reasonably acceptable to such Indemnified Parties, and a dismissal with prejudice with respect to all claims made by the party with whom such settlement is being made, with respect to any pending legal action against such Indemnified

     Parties in  connection  with such  Claim.  If the  Indemnified  Parties are conducting their own defense as provided above, Borrower shall be responsible for any good faith settlement of such Claim entered into by such Indemnified Parties, and such Indemnified Parties shall not be required to obtain Borrower's consent to any such settlement. Nothing contained herein shall be construed as requiring any Indemnified Parties to expend funds or incur costs to defend any Claim in connection with the matters for which such Indemnified Parties are entitled to indemnification pursuant to this Section 6.5.

     6.6 Notices. Any notice, report, demand or other instrument authorized or required to be given or furnished ("Notices") shall be in writing and shall be given as follows: (a) by hand delivery; (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (c) by overnight nationwide commercial courier service; or (d) by telecopy transmission with a confirmation copy to be delivered by duplicate notice in accordance with any of clauses (a) through (c) above, in each case, to the party intended to receive the same at the following address(es):

        Lender:             Credit Suisse First Boston Mortgage
                            Capital LLC
                            Principal Transactions
                            11 Madison Avenue
                            New York, New York 10010
                            Attention: Asset Manager
                            Re: Loan to International Hotel Acquisitions,
                              LLC/Lance Graber and Blair West
                            Telecopier: (212) 325-8164

        with a copy to:     Credit Suisse First Boston Mortgage
                            Capital LLC
                            Legal & Compliance Department
                            11 Madison Avenue
                            New York, New York 10010
                            Attention: Colleen Graham, Esq.
                            Re: Loan to International Hotel Acquisitions,
                              LLC/Lance Graber and Blair West
                            Telecopier: (212) 325-8220

        and                 Pacific Life Insurance Company
                            700 Newport Center Drive
                            Newport Beach, California 92660
                            Attention: Wendy Balden
                            Re: Loan to International Hotel Acquisitions, LLC
                            Telecopier: (949) 760-4356

                      or any successor Servicer of the Loan

        and                 Cox, Castle & Nicholson LLP
                            2049 Century Park East, 28th Floor
                            Los Angeles, California 90067
                            Attention:  Gregory J. Karns, Esq.
                            Telecopier: (310) 277-7889

        Borrower:           International Hotel Acquisitions, LLC
                            c/o Credit Suisse First Boston Mortgage
                            Capital LLC

                            Principal Transactions
                            11 Madison Avenue
                            New York, New York 10010
                            Attention: Asset Management
                            Re: Loan to International Hotel Acquisitions,
                              LLC/Lance Graber and Blair West
                            Telecopier: (212) 325-8164

        with a copy to:     International Hotel Acquisitions, LLC
                            c/o Secured Capital Corp
                            11150 Santa Monica Boulevard, Suite 1400
                            Los Angeles, California 90025
                            Attention: Mr. D. Michael Van Konyenburg
                              and Mark S. Kuskin
                            Telcopier: (310) 477-3436

        with a copy to:     O'Melveny & Meyers
                            400 South Hope Street, 15th Floor
                            Los Angeles, California 90071
                            Attention:  Mitchell B. Menzer, Esq.
                            Telecopier: (213) 669-6407

     Any party may change the address to which any such Notice is to be delivered, by furnishing ten (10) days written notice of such change to the other parties in accordance with the provisions of this Section 6.6. Notices shall be deemed to have been given on the date they are actually received; provided, however, that the inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice offered for delivery shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept delivery. Notice for either party may be given by its respective counsel. Additionally, notice from Lender may also be given by Servicer.

     6.7 No Oral Modification. Borrower recognizes that, in general, borrowers who experience difficulties in honoring their loan obligations, in an effort to inhibit or impede lenders from exercising the rights and remedies available to lenders pursuant to mortgages, notes, loan agreements or other instruments evidencing or affecting loan transactions, frequently present in court the argument, often without merit, that some loan officer or administrator of lender made an oral modification or made some statement which could be interpreted as an extension or modification or amendment of one or more debt instruments and that the borrower relied to its detriment upon such "oral modification of the loan document." For that reason, and in order to protect Lender from such allegations in connection with the transaction contemplated by this Agreement, Borrower acknowledges that this Agreement, the Mortgage, the Note and the other Loan Documents and all instruments referred to in any of them can be extended, modified or amended only in a writing executed by Lender and Borrower and that none of the rights or benefits of Lender can be waived permanently except in a written document executed by Lender. Borrower further acknowledges Borrower's understanding that no officer or administrator of Lender has the power or the authority from Lender to make an oral extension or modification or amendment of any such instrument or agreement on behalf of Lender.

     6.8 Assignment by Lender.

          6.8.1 Assignment. Lender may assign (and thereafter, at any time and from time to time, repurchase) all or a portion of its rights and obligations under this Agreement and the other Loan Documents to one or more Persons ("Assignees"; the term "Assignee" or "Assignees" shall, unless otherwise expressly indicated, include Lender) and, with respect to any Assignee, be released from its rights and obligations as Lender in respect of such portion of the Loan, this Agreement and the other Loan Documents.

          6.8.2 Participations. Lender and each of the other Assignees may sell participations in the Loan to one or more Persons (collectively, the "Participants"). In order to assist Lender in any sales of interests in the Loan, Borrower agrees for itself, and agrees to cause Member and the Manager, to reasonably cooperate with Lender in connection with any efforts by Lender to obtain one or more Assignees or Participants, to provide additional information and to execute and deliver such further documents, instruments or agreements, in each case, as Lender or any Assignee or Participant may reasonably require.

          6.8.3 Assignment and Acceptance. From and after the effective date of any assignment to an Assignee, (a) such Assignee shall be a party hereto and to each of the other Loan Documents to the extent of the applicable percentage or percentages assigned to such Assignee and, except as otherwise specified herein, shall succeed to the rights and obligations of Lender hereunder in respect of such applicable percentage or percentages, and (b) Lender shall relinquish its rights and be released from its obligations hereunder and under the Loan Documents to the extent of such applicable percentage or percentages. The liabilities of Lender and each of the other Assignees shall be separate and not joint and several. Neither Lender nor any Assignee shall be responsible for the obligations of any other Assignee.

          6.8.4 Other Business. Lender, each Assignee and each Participant and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, any Affiliate of Borrower, any of Borrower's subsidiaries and any Person who may do business with or own interests in or securities of Borrower or any such Affiliate or subsidiary, without any duty to account therefor to each other.

          6.8.5 Privity of Contract. This Agreement is being entered into by Lender individually and as agent for all present and future Assignees, and privity of contract is hereby created among Lender, all present and future Assignees and Borrower.

          6.8.6 Availability of Records. Borrower acknowledges and agrees that Lender may provide to any Assignees or prospective Assignees, and that Lender and each of the Assignees may provide to any Participants or prospective Participants, originals or copies of this Agreement, all other Loan Documents and all other documents, instruments, certificates, opinions, insurance policies, letters of credit, reports, requisitions and other materials and information of every nature or description, and may communicate all oral information, at any time submitted by or on behalf of Borrower, Member, the Manager, any other Significant Party or any Affiliate of any of the foregoing.

     6.9 Severability. In the event that any of the covenants, agreements, terms or provisions contained in the Note, this Agreement, the Mortgage or any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein or in the Note, the Mortgage or any other Loan Document shall be in no way affected, prejudiced or diminished thereby.

     6.10 No Assignment by Borrower. Other than as provided in Article 9 below, Borrower shall not assign or transfer any of its rights hereunder without the prior written consent of Lender. Any assignment made without Lender's prior written consent shall be null and void.

     6.11 Governing Law. The place of negotiation, execution and delivery of this Agreement is the State of New York. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, except that the provisions of the laws of the State of Hawaii shall be applicable to the creation, perfection and enforcement of the Liens created by the Mortgage and the Assignment of Leases and Rents. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York apply to this Agreement.

     6.12 Successors and/or Assigns. Subject to the restrictions on transfer and assignment contained in this Agreement and the other Loan Documents, whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and/or assigns of such party, and this Agreement shall inure to the benefit of and shall be binding on the parties hereto and the successors and/or assigns of such party.

     6.13 Entire Agreement. This Agreement and the other Loan Documents, including all annexes, schedules and exhibits hereto and all other documents furnished to Lender in connection with this Agreement and/or the Loan, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby, including, without limitation, any letter of intent or loan commitment letter.

     6.14 Liability. If Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder and under the other Loan Documents shall be joint and several.

     6.15 Counterparts; Headings. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute but one instrument. The captions and headings of the various sections of this Agreement are for purposes of reference only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.

     6.16 Time of the Essence. Time is of the essence as to Borrower's obligations under this Agreement and the other Loan Documents.

     6.17 Consents. Any consent or approval by Lender in any single instance shall not be deemed or construed to be Lender's consent or approval in any like matter arising at a subsequent date. Any consent or approval requested of and granted by Lender pursuant hereto or to any of the other Loan Documents shall be narrowly construed to be applicable only to Borrower and to the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof. Wherever this Agreement, the Mortgage, the Cash Management Agreement or any other Loan Document refers to the consent or approval of Lender, or provides that any document or Person will be satisfactory or acceptable to Lender or words of similar import, (a) such consent or approval may be given or withheld by Lender, and such document or Person must be satisfactory or acceptable to Lender, in its reasonable discretion, unless otherwise expressly provided herein or therein, and (b) such consent or approval shall not be effective unless given in writing. Wherever this Agreement, the Mortgage, the Cash Management Agreement or any other Loan Document refers to the provision of documents or other items being as Lender may require, provides for the selection by Lender of any person to provide reports or other items hereunder or thereunder or for the selection by Lender of any means of determining any matter, or otherwise refers to terms and conditions hereof or thereof being as Lender deems appropriate, any such requirement, selection or determination of appropriateness shall be made by Lender in its reasonable discretion, unless expressly provided otherwise herein or therein. The foregoing provisions are intended to be effective whether or not the applicable provision hereof or of any other Loan Document specifies that the applicable consent, approval or other matter is to be determined by Lender in its "reasonable discretion" or words of similar import.

     6.18 No Partnership. Nothing contained in this Agreement or the other Loan Documents shall be deemed to create an equity investment in Borrower or the Premises on the part of Lender or a joint venture or partnership between Lender and Borrower, it being the intent of the parties hereto that only the relationship of lender and borrower shall exist with respect to the Premises. Borrower agrees that it shall report this transaction for income tax purposes, and file all related tax returns, in a manner consistent with the form of this transaction as a loan.

     6.19 Waiver of Jury Trial. EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE MORTGAGE, THE CASH MANAGEMENT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF BORROWER, MEMBER OR LENDER RELATING TO THE LOAN AND/OR THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     6.20 Limited Recourse. Notwithstanding anything to the contrary contained in this Agreement or in any of the other Loan Documents, and except as provided otherwise in this Section 6.20, neither Borrower nor any direct or indirect member, shareholder, partner, principal, Affiliate, employee, officer, director, agent or representative of Borrower (each, a "Related Party") shall have any personal liability for (a) the payment of any sum of money which is or may be payable hereunder or under the Note or any other Loan Document, including but not limited to the repayment of the Loan, or (b) the performance or discharge of any covenants, obligations or undertakings of Borrower hereunder or under any Loan Document, and no monetary or deficiency judgment shall be sought or enforced against Borrower or any Related Party with respect thereto; provided, however, that a judgment may be sought against Borrower or any Related Party to enforce the rights of Lender in, to or against the Premises, including the Receipts and any other Collateral, and Lender shall have full recourse to and the right to proceed against the Premises, the Receipts and any other Collateral. Notwithstanding the foregoing, nothing contained herein shall impair the validity of the Obligations or in any way affect or impair the Lien of the Mortgage, or the right of Lender to enforce any and all rights and remedies under and by virtue of the Note, this Agreement and/or any other Loan Document

(limited, however, as expressly provided otherwise above), including, without limitation, naming Borrower as a party defendant in any foreclosure action, or limit Lender from pursuing or seeking to enforce the rights of Lender against any third parties, including any guarantor, indemnitor or surety under any guaranty or indemnity delivered in connection with this Agreement, the Note or any other Loan Document or otherwise in connection with the Loan. Additionally, the provisions of this Section 6.20 shall not relieve Borrower from any personal liability for, and Borrower shall be fully liable for each of the following (all of which are referred to herein as the "Recourse Carve Out Liabilities"): (i) the full recourse obligation to pay the Obligations upon the occurrence of any event set forth in clause (M) below, and (ii) any liabilities, costs, losses (including without limitation any reduction in value of the Premises or any other Collateral, or the loss of any such Collateral or Lender's security interest therein), damages, expenses (including, without limitation, reasonable attorneys' fees and disbursements and court costs, if any), or claims suffered or incurred by Lender (or any Indemnified Party) by reason of or in connection with the occurrence of any event set forth in any of clauses (A) through (M) below: (A) any fraud or breach of trust by Borrower or any Related Party, including by reason of any claim under the Racketeer Influenced and Corrupt Organizations Act ("RICO"); (B) the misapplication of any insurance proceeds or condemnation awards; (C) the failure of Borrower or any Related Party to direct or pay Receipts received by Borrower or any Related Party to the Clearing Account or the Cash Collateral Account; (D) the misapplication by Borrower or any Related Party (or at any such Person's direction) of monies held in or paid out from any account (including any reserve or escrow) maintained under this Agreement, the Cash Management Agreement or any of the other Loan Documents, including without limitation monies paid to Borrower pursuant to Section 8 of the Cash Management Agreement and the related Disbursement Instructions; (E) any and all tenant security deposits held by or on behalf of Borrower not being properly applied, returned to tenants when due or delivered to Lender, any receiver or any Person purchasing the Premises at a foreclosure sale upon the taking of possession of the Premises by Lender, such receiver or other Person as provided herein; (F) a breach by Borrower of any of the covenants contained in Sections 4.2 or 4.8 hereof; (G) intentional removal or destruction of a material portion of the Premises or any intentional waste of a material portion of the Premises by Borrower or a Related Party; (H) any Legal Requirement (including
RICO) mandating the forfeiture by Borrower of the Premises, or any material portion thereof, because of the conduct or purported conduct of criminal activity by Borrower or any Related Party in connection therewith; (I) any material misrepresentation, miscertification or breach of warranty by Borrower with respect to any representation, warranty or certification contained in this Agreement or any other Loan Document or in any document executed in connection therewith, pursuant to any of the Loan Documents or otherwise to induce Lender to make the Loan, or any advance thereof, or to release monies from any account held by Lender (including any reserve or escrow) or to take any other action with respect to any of the Collateral; (J) a breach of any of the provisions of
Article 8 hereof (if and to the extent a substantive consolidation of Borrower and another Person occurs as a result thereof); (K) any damage or destruction of the Premises or any material part thereof due to fire or other casualty to the extent not covered by insurance required under the Mortgage, but only to the extent the same would have been covered by insurance if Borrower had obtained and maintained the insurance coverage required under the Mortgage; (L) the amount of any Lien voluntarily placed on the Premises by Borrower (or any predecessor-owner of the Premises which is an Affiliate of Borrower) which is prior to the Lien of the Mortgage; or (M) (1) Borrower or Managing Member filing a voluntary petition under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or (2) any Related Party filing or joining in the filing of an involuntary petition against Borrower or Managing Member under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or
(3) Borrower or Managing Member filing an answer consenting to or acquiescing in any involuntary petition filed against it or against Borrower or Managing Member by any other Person under the Bankruptcy Code or any other federal or state bankruptcy or insolvency law, or (4) any Related Party consenting to or acquiescing in or joining in an application for the appointment of a custodian, receiver, trustee or examiner for Borrower or Managing Member or any portion of the Collateral, or (5) Borrower or Managing Member making an assignment for the benefit of creditors, or admitting its insolvency or inability to pay its debts as they become due. Nothing contained herein is intended to limit obligations and liabilities under any guaranty any indemnity agreement, including, without limitation, the Environmental Indemnification Agreement, executed by Borrower for the benefit of Lender

     6.21 Intentionally Omitted.

     6.22  Jurisdiction,   Venue,  Service  of  Process.  ANY  LEGAL  ACTION  OR
PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 6.6 HEREOF. BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

     6.23 Intentionally Omitted.

     6.24 Rule of Construction. This Agreement and the other Loan Documents shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Lender and Borrower have contributed substantially and materially to the preparation of this Agreement and the other Loan Documents.

     6.25 Further Assurances.

          (a) Borrower will, at its sole cost and expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, conveyances, notes, mortgages, assignments, security agreements, financing statements and assurances as Lender shall from time to time require or deem advisable (i) to carry into effect the purposes of this Agreement and the other Loan Documents, (ii) for the better assuring, conveying, mortgaging, assigning and confirming unto Lender of all property and rights mortgaged, granted, bargained, alienated, confirmed, pledged, hypothecated, conveyed or assigned by this

     Agreement or any of the other Loan Documents or property intended now or hereafter to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, (iii) for facilitating the placement of the Loan in a Securitization as described in Section 6.27 hereof, (iv) for the perfection of any Lien or security interest granted herein or in the other Loan Documents, and (v) for the better assuring and confirming of all of Lender's rights, powers and remedies hereunder and under the other Loan Documents. Borrower, on demand, will execute and deliver, and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Premises and the other Collateral.

          (b) Borrower forthwith upon the execution and delivery of this Agreement and thereafter, from time to time, will cause the Mortgage and any security instrument creating a Lien or security interest or evidencing the Lien of the Mortgage and the other applicable Loan Documents upon the Premises or other property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future Legal Requirement in order to publish notice of and fully to protect the Lien or security interest of, and the priority of, each of the Mortgage and the other Loan Documents upon, and the interest of Lender in, the Premises or other applicable property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the foregoing and all taxes, duties, assessments and charges of any Governmental Authority arising out of or in connection with the execution and delivery of the Mortgage, any other security instrument, any instrument of further assurance or any other Loan Document. Upon Lender's request, Borrower shall, from time to time, furnish Lender with evidence reasonably satisfactory to Lender that such property is free of Liens and security interests (except as permitted hereunder), including searches of applicable public records.

          (c) Upon any failure by Borrower to do so, Lender may make, execute, record, file, re-record or refile any and all such mortgages, instruments, certificates and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints (which appointment is coupled with an interest and with full power of substitution) Lender the agent and attorney-in-fact of Borrower to do so, and Borrower shall reimburse Lender, on demand, for all costs and expenses (including attorneys' fees) incurred by Lender in connection therewith. Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower will, at the cost of Borrower and without expense to Lender, cooperate fully and completely to effect the assignment or transfer of any Permit, agreement or any other right necessary or useful to the operation of the Premises and shall deliver to Lender all books and records relating to the Premises.

     6.26 Recitals. The Recitals set forth at the beginning of this Agreement are hereby incorporated into the substantive provisions of this Agreement.

     6.27 Sale of Loan and Securitization.

          6.27.1 Rating Agency Requirements. At the request of the holder of the Loan and, to the extent not already required to be provided by Borrower under this Agreement, Borrower shall use reasonable efforts to satisfy the market standards to which the holder of the Loan customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Loan or a participation therein or the first successful securitization (such sale and/or securitization, the "Secondary Market Transaction" or "Securitization") of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Loan, including, without limitation, to:

          (a) (i) provide such financial and other information with respect to the Premises, Borrower and the Manager, (ii) provide budgets relating to the Premises, (iii) perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Premises, as may be reasonably requested by the holder of the Loan or the Rating Agencies or as may be necessary or appropriate in connection with the Secondary Market Transaction and (iii) make such representations and warranties as of the closing date of the Secondary Market Transaction with respect to the Premises, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Loan or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents (collectively, the "Provided Information"), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

          (b) at Borrower's expense, cause counsel to render opinions, which may be relied upon by the holder of the Loan, the Rating Agencies and their respective counsel, agents and representatives, as to non-consolidation, fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Premises and Borrower and its affiliates, which counsel and opinions shall be reasonably satisfactory to the holder of the Loan and the Rating Agencies; and

          (c) execute such amendments to the Loan Documents and Borrower and/or Member's Organizational Documents, enter into a lockbox or similar arrangement with respect to the Receipts and establish and fund such reserve funds (including, without limitation, reserve funds for deferred maintenance and capital improvements) as may be requested by the holder of the Loan or the Rating Agencies or otherwise to effect the Secondary Market Transaction; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would
     (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or (ii) modify or amend any other material economic term of the Loan.

          All reasonable third party costs and expenses incurred by Lender in connection with Borrower's complying with requests made under this Section
     6.27 shall be paid by Lender. In the event that the provisions of this Agreement or any Loan Documents require the receipt of written confirmation from each Rating Agency with respect to the ratings on the Securities, or, in accordance with the terms of the transaction documents relating to a Secondary Market Transaction, such a rating confirmation is required in order for the consent of Lender to be given, Lender shall pay all of the costs and expenses of Lender, Servicer and each Rating Agency in connection therewith, and, if applicable, shall pay any fees imposed by any Rating

     Agency as a condition to the delivery of such confirmation.

          6.27.2 Securitization Indemnification.

          (a) Borrower understands that certain of the Provided Information and the financial information required to be delivered by Borrower hereunder (the "Required Records") may be included in disclosure documents in connection with the Secondary Market Transaction, including, without limitation, a prospectus, prospectus supplement or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Secondary Market Transaction. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Borrower will cooperate with the holder of the Loan in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

          (b) Borrower agrees to provide in connection with each of (i) a preliminary and a private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, an indemnification certificate (A) indemnifying Lender (and for purposes of this Section 6.27, Lender hereunder shall include its officers and directors), the affiliate of Credit Suisse First Boston Corporation ("First Boston") that has filed the registration statement relating to the securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls the affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "First Boston Group"), and First Boston, each of its directors and each person who controls First Boston within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, the First Boston Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Provided Information or Required Records or upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (B) reimbursing Lender, the First Boston Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the First Boston Group or the Underwriter Group in connection with defending or investigating the Liabilities.

          (c) Promptly after receipt by an indemnified  party under this Section
     6.27.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6.27.2, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section
     6.27.2(b) or (c) is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 6.27.2(b) or (c), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) First Boston's and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

          (e) The liabilities and obligations of both Borrower and Lender under this Section 6.27 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt.

     6.28 Amendment and Restatement of Original Loan Agreement. This Amended and Restated Loan Agreement amends and restates the Original Loan Agreement and supercedes the Original Loan Agreement in its entirety.


                                   Section 7
                               SPECIAL PROVISIONS

     7.1 Tax and Insurance Escrow. In order to assure the payment of Taxes and premiums with respect to all insurance coverage required pursuant to Section 8 of the Mortgage (collectively, "Insurance Premiums") as and when the same shall become due and payable, the following provisions shall apply:

          7.1.1 Tax and Insurance Deposits. As of the date hereof, $597,578.79 of the Original Loan proceeds have been advanced to Borrower and currently are on deposited with Lender for deposit into the Tax and Insurance Escrow Subaccount (and shall constitute part of the Outstanding Principal Balance) and shall be pledged to Lender as additional Collateral, all as more particularly described in the Cash Management Agreement. Thereafter, on each Payment Date, Borrower shall pay to Lender, in immediately available funds for deposit into the Tax and Insurance Escrow Subaccount, an amount equal to one-twelfth (1/12) of the Taxes and Insurance Premiums to become due during the period commencing on the first day of the first month following such Payment Date and ending twelve (12) months following such first day. In all cases there must be paid hereunder, to be deposited and held in the Tax and Insurance Escrow Subaccount, an amount sufficient to pay such Taxes and Insurance Premiums, one month prior to the date when they are due and payable. The amounts of all of the foregoing deposits with respect to Taxes and Insurance Premiums together with all interest accruing thereon from time to time, being (herein collectively called "Tax and Insurance Deposits") shall be determined by Lender based on actual invoices, or if such invoices are not available, based on one hundred percent (100%) of the cost of the prior year's Taxes and Insurance Premiums. Borrower shall promptly, upon the demand of Lender, make additional Tax and Insurance Deposits as Lender may from time to time require due to (i) failure of Borrower to make Tax and Insurance Deposits in previous months, (ii) underestimation of the amounts of Taxes and/or
     Insurance Premiums, (iii) the particular due dates and amounts of Taxes and/or Insurance Premiums, or (iv) application of the Tax and Insurance Deposits pursuant to this Agreement. All Tax and Insurance Deposits shall be held by Lender in the Tax and Insurance Escrow Subaccount and invested and applied as provided in the Cash Management Agreement.

          7.1.2 Payment of Taxes and Insurance Premiums. Provided that no Event of Default has then occurred and is continuing, Lender will, out of the funds in the Tax and Insurance Escrow Subaccount (provided such funds are sufficient for such purpose), upon the presentation to Lender by Borrower of the bills therefor, pay the Taxes and Insurance Premiums or will, upon the presentation of official receipted bills therefor, reimburse Borrower for such payments made by Borrower. If the total funds on deposit in the Tax and Insurance Escrow Subaccount shall not be sufficient to pay all of the Taxes and Insurance Premiums when the same shall become due, then Borrower shall pay to Lender on demand the amount necessary to make up the deficiency. Lender shall be entitled, without request of Borrower, but, prior to an Event of Default upon two (2) Domestic Business Days notice to Borrower, to apply any funds in the Tax and Insurance Escrow Subaccount to the payment of any Taxes (other than any Taxes which Borrower has notified Lender that it is contesting and such contest is then permitted under the Mortgage) and Insurance Premiums which have become due and have not yet been paid. Borrower and Lender acknowledge and agree that Borrower shall not be in default under the Mortgage for failure to pay Taxes or Insurance Premiums, if such failure arises by reason of Lender's failure to comply with its agreement contained in this Section 7.1.2.

          7.1.3 Application upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, Lender may, at its option, without being required to do so, apply any Tax and Insurance Deposits on hand to pay Taxes or Insurance Premiums or to pay principal, interest and other amounts payable to Lender hereunder or under the other Loan

     Documents, all in such order and manner as Lender, in its sole discretion, may elect. When the principal and interest under the Note and all prepayment premiums, if any, in connection therewith and all other Obligations have been fully and properly paid, any remaining Tax and Insurance Deposits shall be returned to Borrower.

          7.1.4 Reliance. Lender shall be absolutely entitled to rely on any statements of any Governmental Authority with respect to Taxes and any statement of Borrower's insurance carrier or its agent with respect to Insurance Premiums.

          7.1.5 Borrower's Obligations. Borrower and Lender acknowledge that Borrower shall not be in Default hereunder in its obligation to make the Tax and Insurance Deposit on any Payment Date, to the extent funds are available to make such deposit from monies deposited in the Cash Collateral Account during the applicable Collection Period after applying such funds to any item with a higher priority than such application to the Tax and Insurance Escrow Subaccount in accordance with the terms of Section 7.4.2 hereof and of the Cash Management Agreement. Any transfer of funds from the Cash Collateral Account to the Tax and Insurance Escrow Subaccount shall satisfy Borrower's obligation hereunder to make the corresponding Tax and Insurance Deposit, to the extent of the funds so transferred.

          7.1.6 No Third Party Beneficiary. No provision of this Agreement, the Mortgage or any other Loan Document shall be construed as creating in any party other than Borrower and Lender (and Servicer), any rights in and to the Tax and Insurance Deposits or any rights to have the Tax and Insurance Deposits applied to payment of Taxes and Insurance Premiums. Lender shall have no obligation or duty to any third party to collect or apply Tax and Insurance Deposits.

     7.2 Mortgage Subaccounts.

          7.2.1 FF&E Reserve Subaccount. On each Payment Date, commencing on January 10, 1999 (each, an "FF&E Payment Date"), Borrower shall pay to Lender the FF&E Reserve Payment to be used in connection with the repair and replacement of the furniture, fixtures and equipment at or in or used in the operation of the Premises (the "FF&E Replacements"). Each FF&E Reserve Payment shall be deposited in the Cash Collateral Account for credit to the FF&E Reserve Subaccount and shall be pledged to Lender as additional Collateral, all as more particularly described in the Cash Management Agreement (all such FF&E Reserve Payments on deposit in the FF&E Reserve Subaccount, together with interest accruing thereon from time to time, being referred to herein as the "FF&E Reserve Funds"). For purposes hereof, the "FF&E Reserve Payment" due on each FF&E Payment Date shall mean an amount equal to four percent (4%) of the Receipts (which for the purposes of this Section 7.2.1, shall include all Excluded Revenue Items) generated by the Premises during the second calendar month preceding each FF&E Payment Date prior to the Scheduled Maturity Date.

          (a) Notwithstanding the foregoing, if Borrower shall expend any sums from its own funds, and not out of the FF&E Reserve Subaccount, in respect of any FF&E Replacement which shall have been approved by Lender in accordance with any Approved Budget, Borrower shall receive a credit (the "FF&E Reserve Payment Credit") to be applied against the FF&E Reserve Payments due on the next succeeding FF&E Payment Date, provided (a) Borrower shall have given Lender not less than ten (10) Domestic Business

     Days written notice that it intends to claim such credit and the proposed amount thereof, b) no Event of Default shall have occurred and be continuing hereunder, and (c) Lender shall, at its option, have inspected and approved the Replacement and the amount of the FF&E Reserve Payment Credit claimed by Borrower (and in connection therewith Borrower shall provide Lender with such documents as Lender shall request to verify the cost and completion of such Replacements). Unless and until Lender shall have notified Borrower in writing that it has approved the FF&E Reserve Payment Credit in accordance with the terms of this Section 7.2.1, Borrower shall continue to make FF&E Reserve Payments on each FF&E Payment Date. On the Maturity Date or on such earlier date as there shall occur an Event of Default, any monies on deposit in the FF&E Reserve Subaccount shall, at the option of Lender, be applied against the outstanding Obligations

          (b) So long as no Event of Default shall have occurred and be continuing hereunder, Borrower shall be entitled on any Payment Date to disbursement of the FF&E Reserve Funds, subject to Borrower's satisfaction of the following conditions: (i) to the extent the applicable FF&E Replacement is not included within the then applicable Approved Budget, Borrower shall give Lender and Servicer not less than thirty (30) days notice of Borrower's request to incur the FF&E Replacement and Lender shall have approved the requested FF&E Replacement (as approved, an "Approved FF&E Replacement Expenditure"), which approval shall not be unreasonably withheld, conditioned or delayed; and (ii) Borrower shall have given Servicer not less than fifteen (15) days notice of the request for a
     disbursement   of  the  FF&E  Reserves  on  account  of  an  Approved  FF&E
     Expenditure.

     7.3 Intentionally Omitted.

     7.4 Application of Receipts.

          7.4.1 Deposits into Clearing Account. All Receipts from the Premises shall be deposited into the Clearing Account, for credit to the Cash Collateral Account in accordance with the terms of the Cash Management
     Agreement. The terms, covenants and conditions of the Cash Management Agreement are hereby incorporated herein by reference. Following the occurrence of a Event of Default, the provisions of this Section 7.4.1 shall be and remain in effect notwithstanding the curing of such Event of Default.

          7.4.2 Application of Receipts.

          (a) Unless and until the occurrence of a Event of Default or a DCR Lock Box Event, but only for so long as Grand Wailea Company is the Manager, Borrower shall on each Payment Date apply all Receipts (which, for purposes of this Section 7.4.2, shall include the sum of all Excluded Revenue Items) received by or on behalf of Borrower during the previous calendar month in the following order of priority:

               (i) first, to Lender, in payment of the Tax and Insurance Deposits due on such date;

               (ii) second, to Borrower, for the payment of Expenses in accordance with the applicable Approved Budget (other than (A) Taxes and Insurance Premiums to be paid for out of the Tax and Insurance Escrow Subaccount, and (B) Expenses to be paid for out of the FF&E

          Subaccount or Working Capital Reserve), or such other Expenses as shall have been approved by Lender, provided, however, that Lender hereby consents to (1) variances of the Approved Budget of up to ten percent (10%) in the aggregate and up to the lesser of ten percent (10%) or Fifty Thousand Dollars ($50,000) on a per line item basis, and (2) Borrower's utilization of any cost savings of any line item to the extent Borrower incurs a variance with respect to a second line item in excess of the lesser of ten percent (10%) or Fifty Thousand Dollars ($50,000);

               (iii) third, to the Working Capital Reserve until the amount on deposit therein is equal to One Million Five Hundred Thousand Dollars ($1,500,000);

               (iv) fourth, to Lender, in payment of (x) the interest then due and payable pursuant to Section 2.4 hereof, and then (y) the Servicing Fee then due and payable pursuant to Section 2.10 hereof, and then (z) any other amount payable on such date to Lender or Servicer pursuant to this Agreement or any of the other Loan Documents including, without limitation, pursuant to Section 2.5 hereof;

               (v) fifth, to Lender, in payment of the FF&E Reserve Payment, if any, due on such date in accordance with Section 7.2.1 hereof;

               (vi) sixth, to the First Mezzanine Lender;

               (vii)seventh, to the Second Mezzanine Lender (such Receipts as remain after application of Receipts in accordance with items (i) through (iv) above and this item (vii), the "Remaining Receipts"); and
          (viii) finally, subject to Section 7.4.2(c) hereof, to Borrower, any Receipts which remain after application to items (i) through (vii) as set forth above, to be used by Borrower for any purpose determined by Borrower and not otherwise prohibited hereunder.

          (b) Upon termination of Grand Wailea Company as the Manager, but only so long as there is no Event of Default or a DCR Lock Box Event, Borrower shall on each Payment Date apply all Receipts (which, for purposes of this Section 7.4.2, shall include the sum of all Excluded Revenue Items) received by or on behalf of Borrower during the previous calendar month in the following order of priority:

               (i) first, to Lender, in payment of the Tax and Insurance Deposits due on such date;

               (ii) second, to Lender, in payment of (x) the interest then due and payable pursuant to Section 2.4 hereof, and then (y) the Servicing Fee then due and payable pursuant to Section 2.10 hereof, and then (z) any other amount payable on such date to Lender or Servicer pursuant to this Agreement or any of the other Loan Documents including, without limitation, pursuant to Section 2.5 hereof;

               (iii) third, to Borrower, for the payment of Expenses in accordance with the applicable Approved Budget (other than (A) Taxes and Insurance Premiums to be paid for out of the Tax and Insurance Escrow Subaccount, and (B) Expenses to be paid for out of the FF&E Subaccount), or such other Expenses as shall have been approved by Lender, provided, however, that Lender hereby consents to (1) variances in the Approved Budget of up to ten percent (10%) in the aggregate and up to the lesser of ten percent (10%) or Fifty Thousand Dollars ($50,000) on a per line item basis, and (2) Borrower's utilization of any cost savings of any line item to the extent Borrower incurs a variance with respect to a second line item in excess of the lesser of ten percent (10%) or Fifty Thousand Dollars ($50,000);

               (iv) fourth, to Lender, in payment of the FF&E Reserve Payment, if any, due on such date in accordance with Section 7.2.1 hereof;

               (v) fifth, to the First Mezzanine Lender;

               (vi) sixth, to the Second Mezzanine Lender (such Receipts as remain after application of Receipts in accordance with items (i) through (iv) above and this item

               (vii), the "Remaining Receipts");  and (vii) finally,  subject to
          Section 7.4.2(c) hereof, to Borrower, any Receipts which remain after application to items (i) through (vi) as set forth above, to be used by Borrower for any purpose determined by Borrower and not otherwise prohibited hereunder.

          (c) Notwithstanding anything to the contrary contained herein, but subject to the provisions of Section 7.4.2(d) hereof, in the event that there shall occur a DCR Lock Box Event, thereafter unless and until (i) the DCR Lock Box Threshold shall be achieved as determined by any subsequent Quarterly DCR Test or (ii) the Borrower reduces the principal balance of the Loan such that, upon such reduction, the DCR is restored to a level of at least 1.10:1, the Servicer, in accordance with the terms of the Cash Management Agreement, shall continue to apply Receipts in accordance with
     Section 7.4.2(a) or 7.4.2(b), as applicable, hereof, except that all Remaining Receipts shall be retained by the Servicer in the Cash Collateral Account until the DCR Lock Box Threshold is achieved as determined by any subsequent Quarterly DCR Test (any such Receipts so retained, the "Retained Receipts"). In the event that any subsequent Quarterly DCR Test shall determine that the DCR Lock Box Threshold has been achieved, and no Event of Default shall have occurred and be continuing, promptly thereafter all Retained Receipts shall be disbursed to Borrower in accordance with the terms of the Cash Management Agreement. The provisions of this Section 7.4.2(c) shall be and remain in effect during any calendar quarter following a Quarterly DCR Test which determines that the DCR Lock Box
     Threshold has not been achieved. For purposes hereof, a "DCR Lock Box Event" shall be deemed to have occurred if, commencing as of the first Quarterly DCR Test measured after January 1, 2000, Lender shall determine that the DCR is less than 1.05:1 (a DCR of 1.05:1 being referred to herein as the "DCR Lock Box Threshold") and Lender shall have given written notice thereof to Borrower.

          (d) Notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of an Event of Default, Servicer shall apply Receipts in any manner permitted under the Cash Management Agreement, including, without limitation, applying any portion of Receipts to all or any portion of the outstanding Obligations, and in no event shall Borrower be entitled to receive any of the Remaining Receipts.

          (e) Lender and Borrower hereby acknowledge and agree that Borrower shall remain liable for the payment of all amounts due under clauses (i),
     (ii) and (iii) of Section 7.4.2(a) or 7.4.2(b), as applicable, hereof whether or not sufficient Receipts exist to satisfy the same.

          7.4.3 Quarterly DCR Tests.In order to ascertain whether or not the DCR Lock Box Threshold has been achieved, Lender shall determine the DCR as of the last day of each calendar quarter throughout the Term (each, a "Quarterly DCR Test"), after January 1, 2000, each of which Quarterly DCR Tests and the determinations made with respect thereto shall be in Lender's sole but reasonable judgment and shall be absolute and binding absent manifest error. Each Quarterly DCR Test shall be based upon the information delivered to Lender in accordance with Section 4.14 hereof, together with any other evidence which Lender may reasonably require to substantiate or explain the calculation of Annualized Net Operating Income.


                                   Section 8.
                       SINGLE PURPOSE ENTITY/SEPARATENESS

     8.1 Representations, Warranties and Covenants. Borrower represents, warrants and covenants as of the date hereof and until such time as the Loan and all other amounts payable under any of the Loan Documents are paid in full, that:

          (a) Borrower shall not enter into any transaction of acquisition, merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), create any subsidiaries, or acquire by purchase or otherwise all or substantially all the business or assets of, or stock or other evidences of beneficial ownership of, or make any investment in, any Person, or make any material change in its present method of conducting business or amend the terms of their respective Organizational Documents;

          (b) Borrower is not contemplating either the filing of a petition by Borrower under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it;

          (c) Except in connection with the Mezzanine Indebtedness, Borrower has not guaranteed or otherwise hold out its credit as being available  to  satisfy  obligations  of  any  other  Person;

          (d) Borrower was organized for the sole purpose of owning, managing and operating the Premises and activities ancillary thereto;

          (e) Borrower has not, and will not, engage in any business unrelated to the ownership, management and operation of the Premises and activities ancillary thereto and will conduct and operate its business as presently conducted and operated;

          (f) Borrower will not enter into any contract or agreement with any member, partner, principal, shareholder or Affiliate of Borrower, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with unrelated third parties;

          (g) in addition to any limitations  with respect thereto  contained in
     Section 4.4 hereof, Borrower has not incurred, and will not incur, any Indebtedness or material liabilities, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Indebtedness and the Mezzanine Indebtedness permitted under Section 4.4 hereof; provided, however, that no such Indebtedness or liabilities (other than the Loan and the Mezzanine Indebtedness) may be secured (senior, subordinate or pari passu) by the Premises or any portion thereof, except as expressly permitted in said Section 4.4 hereof;

          (h) Borrower has not made, nor will it make, any loans or advances to any third party (including any Affiliate of Borrower) and will not pledge its assets for the benefit of any third party (including any Affiliate of Borrower);

          (i) Borrower is and will be solvent and will pay its debts and liabilities (including employment and overhead expenses) from its own assets as the same shall become due;

          (j) Borrower will maintain its own separate books and records and bank accounts, in each case which are and will be separate and apart from those of any other Person;

          (k) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate thereof), shall maintain and utilize separate stationery, invoices and checks, shall otherwise conduct its business and own its assets in its own name, and shall correct any known misunderstanding regarding its separate identity;

          (l) Borrower has and will maintain separate financial statements and will file its own tax returns;

          (m) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;


          (n) Borrower will seek not the dissolution or winding up, in whole or in part, of Borrower;

          (o) Borrower will not commingle its funds or other assets with those of any Affiliate or other Person;

          (p) Borrower has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person;

          (q) Borrower has and will maintain a reasonable number of employees in light of its contemplated business operations and shall pay the salaries of its employees, and will not do any act which would make it impossible to carry on the ordinary business of Borrower;

          (r) Borrower will not file or consent to the filing of a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding under any federal or state bankruptcy, insolvency, reorganization or other similar law with respect to Borrower, without the unanimous consent of its members;

          (s) the sole assets of Borrower are, and for the Term shall be, (i) the fee interest in the Premises, (ii) such assets as are otherwise acquired in connection with the use, operation, maintenance, repair or management of the Premises, and (iii)cash and accounts receivable;

          (t) Borrower has and will observe all partnership formalities, limited liability company formalities or corporate formalities, as applicable;

          (u)  Borrower  has  not  and  will  not  acquire  the  obligations  or
     securities  of  any  of  their  partners,   members  or  shareholders,   as
     applicable;

          (v) Borrower shall allocate fairly and reasonably any overhead for any office space which such entity shares with any other entity; and

          (w)   Borrower   will  at  all   times   comply,   with  each  of  the
     representations, warranties, and covenants contained in this Article 8.


                                   Section 9
                     REFINANCING THE LOAN; LOAN ASSUMPTION

     9.1 Intentionally Omitted.

     9.2 Intentionally Omitted.

     9.3 Assumption of Loan.

          9.3.1General Conditions to All Assumptions.Notwithstanding anything to the contrary contained herein, during the Term Lender shall permit Borrower to sell and convey the Premises in its entirety (hereinafter, a "Sale") to any Person and in connection therewith allow the proposed transferee of the Premises ("Buyer") to assume this Loan provided that each of the following terms and conditions are satisfied for each such Sale:

          (a) no Event of Default has occurred and is then continuing. In this regard, Lender agrees to provide and deliver to Borrower, within two (2) business days after written request by Borrower, a statement, duly acknowledged and certified, setting forth (i) the original principal balance of the Loan, (ii) the then unpaid principal balance of the Loan,
     (iii)all accrued but unpaid interest and any other sums then due and owing in connection with the Loan, (iv) the applicable LIBOR Interest Rate, (v) that there exists under the Loan Documents (A) no monetary Events of Default and (B) to the best of the Lender's knowledge, no other Events of Default or events, but for the passage of time or giving of notice, that could constitute an Event of Default (or setting forth such Events of Default or events);

          (b) Borrower pays Lender, concurrently with the closing of such Sale, a non-refundable assumption fee in an amount equal to all out-of-pocket costs and expenses, including without limitation attorneys' fees, incurred by Lender in connection with such Sale;

          (c) Borrower gives Lender written notice (a "Sale Notice") of the terms of such prospective Sale not less than fifteen (15), nor more than sixty (60) days, before the date on which such Sale is scheduled to close;

          (d) the Buyer assumes and agrees to pay the Obligations and, prior to or concurrently with the closing of such Sale, and the Buyer (i) executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption, in form and substance satisfactory to Lender in its sole and absolute discretion, including without limitation an assumption agreement in the form of Schedule I, and (ii) delivers such legal opinions as Lender may require including without limitation an opinion as to the substantive non-consolidation of the assets of the Buyer and any other Person in any bankruptcy proceeding against the Buyer, any Affiliate of the Buyer and/or any other Person;

          (e) Borrower and the Buyer execute, without any cost or expense to Lender, new financing statements or financing statement amendments, a new interest rate cap agreement and a new pledge and security agreement thereafter (if the Interest Rate Cap Agreement is not being assigned to the Buyer) and any additional documents reasonably requested by Lender including without limitation such amendments to this Agreement, the Note and/or the Mortgage as are necessary to conform such documents to the organizational structure of the Buyer;

          (f) Borrower or Buyer delivers to Lender, without any cost or expense to Lender, such endorsements to the Title Policy, hazard insurance endorsements or certificates and other similar materials as Lender may deem necessary at the time of such Sale, all in form and substance satisfactory to Lender, including without limitation an endorsement or endorsements to the Title Policy insuring the Lien of the Mortgage, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (d) of this Section 9.3, with no additional exceptions added to such policy and insuring that fee simple title to the Premises is vested in the Buyer;

          (g) Borrower executes and delivers to Lender a release of Lender and its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents through and including the date of the closing of such Sale, which release shall be in form and substance satisfactory to Lender;

          (h) the Buyer is a single purpose,  bankruptcy remote entity which has
     (i) two Independent Directors if the Buyer is a single member limited liability company or (ii) one Independent Director in all other circumstances, and in either event whose organizational structure is otherwise acceptable to Lender in its sole discretion;

          (i) the representations and warranties on the part of Borrower contained in Section 8.1 hereof are true and correct as if made by the Buyer on the date of the Sale, and the Buyer delivers to Lender a certificate to such effect;

          (j) Lender receives copies of all consents, licenses and approvals, if any, required in connection with such assignment and assumption; and


          (k) Lender receives recommendations in writing from the Rating Agencies that such Sale and the concurrent assumption of the Loan will not result in a re-qualification, reduction or withdrawal of any rating initially assigned or to be assigned in connection with any Securitization.

          Notwithstanding anything to the contrary in the foregoing conditions, Lender hereby approves the entities set forth in Schedule H in connection with the first Sale.

          9.3.2 Conditions Upon Second Assumption. After the first Sale (but not in connection with the first Sale), the following additional conditions must be satisfied in connection with any assumption of the Loan:

          (a) Borrower also shall pay to Lender (in addition to the amount set forth in Section 9.3(b)) an additional nonrefundable assumption fee in an amount equal to one percent (1%) of the then Outstanding Principal Balance; and

          (b) In connection with delivery of the Sale Notice, Buyer shall deliver to Lender all such information concerning the Buyer as Lender would require in evaluating an initial extension of credit to such Buyer as a borrower. Lender shall have no right to approve or disapprove the proposed Buyer in connection the first Sale of the Premises, but Lender shall have the right to approve or disapprove any subsequent proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Lender shall consider the Buyer's experience and track record in owning and operating facilities similar to the Premises, the Buyer's financial strength, net worth and credit history, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that, notwithstanding Lender's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based on what Lender determines to be commercially reasonable in Lender's sole discretion and, if given, may be given subject to such conditions as Lender may deem appropriate.

          9.3.3 Loan to Value and DCR. If the first Sale or any subsequent Sale occurs more than six (6) months after the date hereof, the following additional conditions shall apply:

          (a) The Sale Loan-to-Value Ratio shall not exceed eighty percent (80%); and

          (b) The DCR as determined by Lender upon and as of the date of its receipt of the Sale Notice) is not less than 1:25.1.

          9.3.4 Termination of Right to Loan Term Reduction. If Borrower has not previously elected to make the Loan Term Reduction pursuant to Section 2.11 hereof, the right to make the Loan Term Reduction election shall terminate upon the first Sale, and neither Buyer nor any subsequent buyer, or permitted successor or assign of either of them, shall have any right to make the Loan Term Reduction election in Section 2.11 hereof.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of Borrower and Lender has executed and delivered this Agreement or caused its duly authorized representative to execute and deliver the same as of the date first above written.

     LENDER:         CREDIT SUISSE FIRST BOSTON
                     MORTGAGE CAPITAL LLC, a Delaware limited liability company

                     By         /s/ Allan Baum
                         ----------------------------------
                              Name  Allan Baum
                              Authorized Signatory

     BORROWER:       INTERNATIONAL HOTEL ACQUISITIONS, LLC, a Delaware limited
                     liability company

                     By         /s/ Lance J. Graber
                         ----------------------------------
                              Name  Lance J. Graber
                              Its  Vice President

31067/733220v11

                                   SCHEDULE A

                               Description of Land
                               -------------------


All of those certain parcels of land situate at Honuaula, District of Makawao, Island and County of Maui, State of Hawaii, described as follows:

LOTS:             463-A, area 36.603 acres;
                  463-C, area 0.297 acre; and
                  463-D, area 0.003 acre, more or less, as shown on Map 72, filed with Land Court Application No. 1804 of Matson Navigation Company.

AS TO LOT 463-A ONLY:

                  EXCEPTING any portion of the above described property lying below the line of high water, said line of high water being defined by Sections 205A-41 to 205A-43.6 of the Hawaii Revised Statutes, as amended, and also excepting any artificial accretions to said property waterward of said high water line.

Being all of the land described in and covered by Transfer Certificate of Title No. 511,711 Issued To: International Hotel Acquisitions, LLC, a Delaware limited liability company

(Deed dated June 15, 1998, recorded as Land Court Document No. 2463683.)

                                   SCHEDULE B

                                Assumed Contracts
                                -----------------

1. Concession Agreement dated May 5, 1995, by and between Grand Wailea Company and Budget Rent A Car Systems, Inc.

2. Concession Agreement dated September 4, 1991 by and between Grand Wailea Company and American Express Travel Related Services Company, Inc., as amended by instrument dated ______________, 1996 (executed on or about October 3, 1996).

3. Standard Concession Lease Agreement dated June 16, 1997, by and between Grand Wailea Company, as Landlord, and Ki'i Gallery, Inc. as Tenant.

4. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and Richter's of Hawaii, as Tenant, as amended by written notice dated May 22, 1996, from Tenant to Landlord of exercise of option to extend lease term.

5. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and Senses Joint Venture, as Tenant, as assigned by Tenant to W H Smith Hotel Stores Inc. pursuant to Assignment of Lease dated November 27, 1991, and as amended by First Amendment to Lease dated November 27, 1991 by and between Grand Hyatt Wailea, as Landlord, and W. H. Smith Hotel Stores, Inc.

6. Standard Concession Lease Agreement dated November 24, 1997, by and between Grand Wailea Resort Hotel and Spa, as Landlord, and Maui Clothing Company, Inc., as Tenant.

7. Standard Concession Lease Agreement (undated) by and between Grand Wailea Resort Hotel and Spa, as Landlord, and Noa Noa Kona, Inc., as Tenant.

8. Standard Concession Lease Agreement dated April 24, 1991, by and between Grand Hyatt Wailea, as Landlord, and Sandal Tree Limited, as Tenant.

9. Standard Concession Lease Agreement dated August 30, 1996, by and between Grand Wailea Company, as Landlord, and Lorenzi of Italy, as Tenant.

10. Standard Concession Lease Agreement dated February 27, 1996, by and between TSA Management Company, as Landlord, and J. Chong, Inc., dba Tropicana I, as Tenant.

11. Standard Concession Lease Agreement dated April 30, 1997, by and between Grand Wailea Company, as Landlord, and Lahaina Printsellers, Ltd., as Tenant.

12. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and Edward D. Sultan Co., Ltd., as Tenant (HF Wichman Lease), as amended by written notice dated August 2, 1996, from Tenant to Landlord of exercise of option to extend lease term.

13. Standard Concession Lease Agreement (undated), by and between Grand Hyatt Wailea, as Landlord, and W. H. Smith Hotel Stores, Inc., as Tenant (Men's
     Shop).

14. Standard Concession Lease Agreement dated September 10, 1991, by and between Grand Wailea Company, as Landlord, and Resort Medical Services, Ltd., as Tenant.

15. Concession Agreement with Wrap-A-Rainbow, Inc., dated November 4, 1996.

16. Service Agreement dated January 12, 1998, by effective as of January 15, 1998, by and between Grand Wailea Resort, Hotel and Spa, and Authentic Concepts Inc.

17. Service Agreement dated January 12, 1998, but effective as of January 12, 1998, by and between Grand Wailea Resort, Hotel and Spa, and Lafferty Watersports, Inc.

18. Service Agreement dated January 15, 1998, but effective as of January 15, 1998, by and between Grand Wailea Resort, Hotel and Spa, and Rainbow Aquatics.

19. Service Agreement dated January 19, 1998, but effective as of January 19, 1998, by and between Grand Wailea Resort, Hotel and Spa, and Rochelle Salzer Artworks.

20. Concession Agreement dated March 26, 1998 by and between Grand Wailea Company, as Landlord, and JTB Hawaii, Inc., as Tenant.

21. Service Contracts (See attached Exhibit 1).

22. Other Existing Employment Agreements (See attached Exhibit 1).

23. Computer Up-grade Contracts (See attached Exhibit 1).

24. Incentive Compensation Agreement dated and agreed March 9, 1998 by and between Grand Wailea Resort, Hotel & Spa and Mark Malone.

25. Incentive Compensation Agreement dated and agreed January 20, 1998 by and between Grand Wailea Resort, Hotel & Spa and Brian Haruguchi.

26. Incentive Compensation Agreement dated and agreed March 2, 1998 by and between Grand Wailea Resort, Hotel & Spa and Lance Gilliland.

27. Concession Agreement dated December 15, 1997, by and between TSA Management Company, Ltd., and The Business Center LLC, together with amendment dated April 13, 1998 by and among Solidrock L.L.C., TSA Management Company, Ltd., and Grand Wailea Company.

28. Standard Concession Sublease Agreement dated January 1, 1993, by and between TSA Management, Inc., and Double Check Photo Systems, Inc., together with Guaranty dated February 4, 1998 by Pierre Crevolin, letter dated April 17, 1998 addressed to Mr. Pierre Crevolin from Eileen Maniaci regarding "Lease Renewal", and Extension of Lease letter addressed to TSA Management Company, Ltd.

29. Standard Concession Lease Agreement dated February 27, 1996, by and between TSA Management Company, Limited, as Landlord, and J. Chong, Inc., dba Tropicana I, as Tenant (for 423 square feet formerly occupied by Lahaina Print Sellers).

                                    EXHIBIT 1
                                    ---------

Service Contracts

1. Mitsubishi Elevators & Escalators (Service Agreement dated August 1, 1993) by and between Grand Wailea Resort, Hotel and Spa and MEC Elecator Company, together with Vertical Transportation Maintenance Agreement (undated) by and between MEC Elevator Company and Grand Wailea Resort, Hotel & Spa.

2. New Hermes Incorporated (Extended Warranty Agreement dated July 21, 1995) by and between Grand Wailea Resort, Hotel & Spa, as buyer, and New Hermes, Incorporated Service and Customer Support.

3. NEC Business Communication systems (West), Inc. (Maintenance Service Agreement NEC Business Communications Systems (Hawaii) dated November 21, 1996, by and between NEC Business Communication Systems (Hawaii), a division of NEC Business Communication System (West), Inc., and Grand Wailea Co., together with letter dated October 23, 1997 from NEC indicating the automatic renewal of the NEAXA 2400 TELEPHONE switch, letter dated November 18, 1997 offering to add the Centigram Voicemail system to fill parts and labor telephone switch maintenance agreement.

4. Hawaii Sound Systems, Inc. (Agreement dated October 24, 1994 accepted by Grand Wailea Resort).

5. Hewlett Packard (Agreement for Support Service Package Summary, Customer Contract Information for Support Services, Support Service Summary, Hardware Products Supported, Agreement Summary of Charges for Support Services, dated February 18, 1998).

6. Johnson Controls (Renewal of Service Agreement - Metasys, JC 85/40 letter dated July 23, 1996 accepted by Brian Haraguchi on August 7, 1996).

7. JRS International, Inc. (Service Agreement dated October 1, 1993, but effective October 1, 1993, by and between Grand Wailea Resort, Hotel and Spa and JRS International, Inc.

8. MGM Services, Inc. (Service Agreement dated November 8, 1994, but effective January 1, 1995, by and between Grand Wailea Resort, Hotel and Spa and MGM Services, Inc.

9. Maui Audio Center (Service Agreement dated August 1, 1993, but effective August 1, 1993, by and between Grand Wailea Resort, Hotel and Spa and Maui Audio Center.

10. NALCO Chemical Company (Service Agreement dated May 23, 1994, but effective as of June 1, 1994, by and between Grand Wailea Resort, Hotel and Spa, and NALCO Chemical Company.

11. GASCO, Inc. (Service Agreement dated April 20, 1994, but effective April 15, 1994, by and between Grand Wailea Resort, Hotel and Spa, and GASCO, Inc.

12. Restaurant Environmental Services, Inc. (Service Agreement dated August 11, 1997, but effective as of August 11, 1997, by and between Grand Wailea Resort, Hotel and Spa, and Restaurant Environmental Services Inc.

13. Servidyne Systems, Inc. (Service Agreement dated July 20, 1993, but effective as of August 1, 1993, by and between Grand Wailea Resort, Hotel and Spa, and Servidyne Systems, Inc.

14. TCI of Hawaii, Inc. (Cable Television Bulk Billing Agreement - Hotel-Owner Installed, dated January 1, 1997 by TCI of Hawaii, Inc. dated January 1, 1997 by and between TCI of Hawaii, Inc., as Operator, and Grand Wailea Resort, as Owner.

15. Simplex (Service Agreement dated July 10, 1997, but effective July 1, 1997, by and between Grand Wailea Resort, Hotel and Spa, and Simplex.

16. Uniquest The Solution Source (Purchase and Software License Agreement Hospitality Division entered into on or about May 1993, by and between UNIQUEST, Inc. and Grand Wailea Resort Hotel & Spa.

17. Valley Isle Pest Control, Inc. (Service Agreement dated August 18, 1993, but effective September 1, 1993, by and between Grand Wailea Resort, Hotel and Spa and Valley Isle Pest Control, Inc.

18. SESAC (SESAC, Inc. Hotel, Motel & Resort Performance License dated September 25, 1996, between SESAC, Inc. and Grand Wailea Company, dba:
     Grand Wailea Resort, Hotel & Spa).

19. LodgeNet (LodgeNet Guest Pay Agreement (undated) by and between LodgeNet Entertainment Corporation and Grand Wailea Resort, Hotel & Spa, and Addendum attached thereto), executed on or about May 23, 1996.

20. AT&T (AT&T Commission Agreement Renewal Agreement entered into June 16, 1995, between AT&T Communications, Inc. acting on behalf of the Interstate Division of AT&T Corp. and the AT&T Communications interexchange companies, and Grand Wailea Resort, together with AT&T Commission Agreement Bonus Addendum entered into June 16, 1995, and Letter of Authorization.

21. Audio Visual Headquarters (Agreement for Audio Visual Equipment and Services, entered into on March 1, 1997, by and between Audiovisual Headquarters Corporation, and Grand Wailea Resort Hotel & Spa.

22. BHP Petroleum - Gas Express (Letter regarding Commercial Fleet charge cards).

23. EPS Electronic Processing Source, Inc. (Merchant Processing Agreement entered by and among First USA Merchant Services, Inc., Electronic

     Processing Source, Inc. and Grand Wailea Company, dba Grand Wailea Resort, Hotel & Spa, executed on May 24, 1993).

24. Murad, Inc. (Murad, Inc. Charter Club Membership Agreement agreed by Grand Wailea Resort & Spa).

Other Existing Employment Agreements

1. Gregory Koestering (Employment Agreement dated May _____, 1995, by and between The Grand Wailea Company, and Gregory Koestering).

2. Hiroki Hayashi (Employment Agreement dated July 22, 1995, by and between The Grand Wailea Company, and Hiroki Hayashi).

3. Stacey Hiramoto (Employment Agreement dated October 24, 1995, by and between The Grand Wailea Company, and Stacey Hiramoto).

4. John Rust (Employment Agreement dated November 1, 1995, by and between Grand Wailea Company, and John Rust).

5. Pete Enriques (Employment Agreement dated November 1, 1995, by and between Grand Wailea Company, and Pete Enriques).

6. Mark Feldman (Employment Agreement dated Nocember 1, 1995, by and between Grand Wailea Company, and Mark Feldman).

Computer Up-grade Contracts

1.   Agreement  dated October 23, 1997, by and between Grand Wailea  Company and
     International     Business     Machines     Corporation,     to     provide
     connectivity/networking.

2. Agreement dated November 21, 1997, by and between Grand Wailea Company and International Business Machines Corporation, for desktop computer network implementation.

3. Intellectual Property License and Support Agreement dated , by and between Micros Systems, Inc., and Grand Wailea Company.

Fidelio Agreements

1. GTE Leasing Corporation Flex Lease Agreement dated September 8, 1998, between International Hotel Acquisitions, LLC ("IHA") and GTE Leasing Corporation.

2. GTE Leasing Corporation Flex Lease Agreement dated September __, 1998, between IHA and Pacific Computer Associates.

3. Intellectual Property License and Support Agreement between IHA and MICROS Systems, Inc.

4. Hardware Sales Agreement between IHA and MICROS Systems, Inc.

                                   SCHEDULE C

                                     Leases
                                     ------

                                  See Attached.

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Budget Rent-A-Car

Original Effective Date:   01/09/95

Original Term Length:      5 years

Original Term Date:        01/08/00

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              NAV

Base Rent per Sq.Ft.:      $1,000.00

Percentage Rent:           7.5%
(Rent = Greater of the Base
Illegible)

Gross/Net:                 Net

Expense Information:       ---

Other:

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               American Express

Original Effective Date:   09/04/91

Original Term Length:      5 years

Original Term Date:        09/03/96

Extention (Y/N):           Y

Extention Term:            3 years

SqFt. Rented:              148

Base Rent per Sq.Ft.:      $17.57

Percentage Rent:           (5%-8%) See Below
                     (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Utilities & Telephone

Other:                     ---

Miscellaneous:             % Rent Schedule:

                  Monthly Gross Sales              % Rent
                  -------------------              ------
                  $0 - 74,999.99                    5.0%
                  $75,000-124,999.99                7.0%
                  $125,000                          8.0%

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Ki'i Gallery

Original Effective Date:   06/16/97

Original Term Length:      5 years

Original Term Date:        06/15/02

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              250

Base Rent per Sq.Ft.:      $7.50

Percentage Rent:           12.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance
                           & Construction

Other:

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Richter's of Hawaii

Original Effective Date:   9/4/91 (Unclear)

Original Term Length:      5 years

Original Term Date:        09/03/96

Extention (Y/N):           Y

Extention Term:            5 years

SqFt. Rented:              533

Base Rent per Sq.Ft.:      $10.01 plus CPI adj. for Yr'98

Percentage Rent:           None (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance
                           & Construction

Other:                     CPI Adjustment for Current Rental Rate?

Miscellaneous:             Rent Schedule:

                 Term Begin     Term End       Monthly Rent
                 ----------     --------       ------------
                   Sep 96         Sep 97         $5,333
                   Sep 97         Sep 98         $5,333
                   Sep 98         Sep 99         $5,866
                   Sep 99         Sep 00         $6,389
                   Sep 00         Sep 01         $6,932

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               WH Smith

Original Effective Date:   9/4/91 (Unclear)

Original Term Length:      10 years

Original Term Date:        09/03/00

Extention (Y/N):           N

Extention Term:            NAP

Sq Ft. Rented:             2,600

Base Rent per Sq.Ft.:      13% of 90% of '96 Sales

Percentage Rent:           13.0%(Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance
                           & Construction

Other:                     Assignment of lease from Senses Joint
                           Venture to WH Smith in 11/27/91

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Noa Noa

Original Effective Date:   03/03/92

Original Term Length:      5 years

Original Term Date:        03/02/97

Extention (Y/N):           N

Extention Term:            5 years

Sq Ft. Rented:             2,160 (possibly more)

Base Rent per Sq.Ft.:      80% of the rent paid in fifth yr

Percentage Rent:           9.0%(Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance
                           & Construction

Other: Noa Noa Subleased the space from the Master Lessee in 3/1/97. The master lease was canceled by Painted Lady Inc. on Jan. l, 1998. Noa Noa assumed the master lease.

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Cruise (Maui Clothing Co.)

Original Effective Date:   11/24/97

Original Term Length:      5 years

Original Term Date:        11/23/02

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              1,220

Base Rent per Sq.Ft.:      $6.00

Percentage Rent:           12.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance &
                           Construction

Other: Recapture clause (4.5): If total rent is less than 110% of Min. Rent, lease can be terminated unless tenant pays 120% of the Min. Rent.

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Sandal Tree

Original Effective Date:   04/24/91

Original Term Length:      5 years

Original Term Date:        04/23/96

Extention (Y/N):           Y

Extention Term:            5 years

Sq. Ft. Rented:            1,000

Base Rent per Sq.Ft.:      $7.50

Percentage Rent:           12.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance &
                           Construction

Other: Recapture clause (4.5): If total rent is less than 125% of Min. Rent, lease can be terminated unless tenant pays 150% of the Min. Rent.

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Tropicana

Original Effective Date:   09/09/92

Original Term Length:      5 years

Original Term Date:        09/08/97

Extention (Y/N):           Y

Extention Term:            5 years

SqFt. Rented:              423

Base Rent per Sq.Ft.:      $6.25

Percentage Rent:           12.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance &
                           Construction

Other: Recapture clause (4.5): If total rent is less than 120% of Min. Rent, lease can be terminated unless tenant pays 150% of the Min. Rent (See Amendment dated 1/1/95)

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Lahaina Printsellers

Original Effective Date:   04/08/93

Original Term Length:      5 years

Original Term Date:        04/07/98

Extention (Y/N):           Y

Extention Term:            4 years (Ending 3/31/02)

Sq. Ft. Rented:            423

Base Rent per Sq.Ft.:      $6.00

Percentage Rent:           12.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance
                           & Constructions

Other: Recapture clause (4.5): If total rent is less than 120% of Min. Rent, lease can be terminated, unless tenant pays 150% of the Min. Rent.

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               HF Wichman

Original Effective Date:   08/28/91

Original Term Length:      5 years

Original Term Date:        08/27/96

Extention (Y/N):           Y

Extention Term:            5 years

Sq. Ft. Rented:            658

Base Rent per Sq.Ft.:      $/.50

Percentage Rent:            i) 12.0% for Items over $10,000
                              (Rent = Greater of the Base
                           ii) 10.0% for Items under $10,000 Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance
                           & Construction

Other:

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               WH Smith (Men's Shop)

Original Effective Date:   9/4/91 (Unclear)

Original Term Length:      5 years

Original Term Date:        09/03/06

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              744

Base Rent per Sq.Ft.:      Unknown (See Note)

Percentage Rent:           12.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance
                           & Construction

Other:

Miscellaneous:

NOTE: Floral Gallery (TSA Kula, 700 sqft), Napua Gallery (TSA Napua, 3,100 sqft) & TSA Mgmt (2 spaces, 2,200 sqft total) are paying $1.00 annual rent each for their leases.
                   WH Smith (Men's Shop) - The rental rate for year 6 to year 10 is not stated in the contract (article 4.1). Yr 5 Rent = $3720 per month. ($5.00/sqft)

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Resort Medical Services

Original Effective Date:   09/10/91

Original Term Length:      10 years

Original Term Date:        09/09/01

Extention (Y/N):           N

Extention Term:            NAP

Sq. Ft. Rented:            1,250

Base Rent per Sq.Ft.:      $2.00

Percentage Rent:           7.0% (Rent = Greater of the Base Rent = Sum of
                              the Base & % Illegible)

Gross/Net:                 Net

Expense Information:       Reimburse Landlord for Utilities, Insurance
                           & Construction

Other:

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Grand Wailea Wedding

Original Effective Date:   05/01/94

Original Term Length:      10 years

Original Term Date:        04/30/04

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              Seaside Chapel

Base Rent per Sq.Ft.:      NAP

Percentage Rent:           15.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:       Utilities & Insurance paid by Lessee

Other:

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Wrap-A-Window

Original Effective Date:   11/04/96

Original Term Length:      None

Original Term Date:        30 days notice to cancel for both

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              Poolside

Base Rent per Sq.Ft.:      NAP

Percentage Rent:           60.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:

Other:

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Authentic Concept

Original Effective Date:   01/15/96

Original Term Length:      None

Original Term Date:        30 days notice to cancel for both

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              NAV

Base Rent per Sq.Ft.:      NAP

Percentage Rent:           60.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:

Other:

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Lafferty Watersports

Original Effective Date:   01/12/96

Original Term Length:      None

Original Term Date:        30 days notice to cancel for both

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              NAV

Base Rent per Sq.Ft.:      NAP

Percentage Rent:           75.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:

Other:

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Rainbow Aquatics

Original Effective Date:   01/15/96

Original Term Length:      None

Original Term Date:        30 days notice to cancel for both

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              NAV

Base Rent per Sq.Ft.:      NAP

Percentage Rent:           75.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 Net

Expense Information:

Other:

Miscellaneous:

                                 Project Chapel
                                  Grand Wailea
                                  Maui, Hawaii

                                  Retail Leases
                                  -------------

Tenant Name:               Rochelle Selzer Artworks

Original Effective Date:   01/19/96

Original Term Length:      None

Original Term Date:        30 days notice to cancel for both

Extention (Y/N):           N

Extention Term:            NAP

SqFt. Rented:              NAV

Base Rent per Sq.Ft.:      NAP

Percentage Rent:           75.0% (Rent = Greater of the Base Illegible)

Gross/Net:                 .........Net

Expense Information:

Other:

Miscellaneous:

                                   SCHEDULE D
                                   ----------

                    List of Pre-Approved Replacement Managers

                       Inter-Continental Hotels & Resorts

                             Canadian Pacific Hotels

                        Fairmont Hotel Management Company

                           Grossman Company Properties

                            Hilton Hotels Corporation

                           KSL Recreation Corporation

                          Destination Hotels & Resorts

                           Ritz Carlton Hotel Company

                    Starwood Hotels & Resorts Worldwide, Inc.

                                   SCHEDULE E
                                   ----------

                                   Litigation

                                  See Attached.

                                KNOWN LITIGATION

1.   Hyatt Litigation. See Section 3.8 of the Settlement Agreement

2. Employee Claims. See Schedule 2 to Exhibit 10.1 (Agreement of Purchase and Sale and Joint Escrow Instructions between International Hotel Acquisitions, LLC and KSL Recreation Corporation dated November 5, 1998) of Form 8-K filed on January 13, 1999.

3. Other Claims. See Schedule 2 to Exhibit 10.1 (Agreement of Purchase and Sale and Joint Escrow Instructions between International Hotel Acquisitions, LLC and KSL Recreation Corporation dated November 5, 1998) of Form 8-K filed on January 13, 1999.

4. Other Matters. See Schedule 2 to Exhibit 10.1 (Agreement of Purchase and Sale and Joint Escrow Instructions between International Hotel Acquisitions, LLC and KSL Recreation Corporation dated November 5, 1998) of Form 8-K filed on January 13, 1999.

                                   SCHEDULE F
                                   ----------

                          Structural Chart of Borrower

Borrower:           International Hotel Acquisitions, LLC, a Delaware limited
                    liability company

Sole Member:        IHA Holdings LLC, a Delaware limited liability company

Members of IHA:     Hotel Operations, Inc., a Delaware corporation

                    SC IHA LLC, a Delaware limited liability company

                                   SCHEDULE G
                                   ----------


          Form of Assignment and Subordination of Management Agreement

                            COLLATERAL ASSIGNMENT AND

                      SUBORDINATION OF MANAGEMENT AGREEMENT


     THIS COLLATERAL ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT (this "Assignment") is made as of this _________ day of _____, _______ by and among ___________, a ___________, having an address at ______________("Owner"), CREDIT
SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company, having an address at 11 Madison Avenue, New York, New York 10010 (together with its successors and assigns, "Lender"), and _______________, a __________, having an address at _____________________("Manager").


                                    RECITALS

     A. Owner is the owner of the real property commonly known as ________ and located at _____________________ (the "Premises").

     B.  Manager is the current  managing  agent of the  Premises  pursuant to a certain Management Agreement dated __________ between ____________ and ____________ (as from time to time amended in accordance with the terms thereof and hereof, collectively, the "Management Agreement").

     C. Owner has requested that Lender make a loan (the "Loan") to Owner in the principal sum of [$_________] (the "Loan Amount") to be used by Owner, among other things, to refinance the existing indebtedness encumbering the Premises and to perform improvements and repairs thereto.

     D. The Loan will be (i) advanced pursuant to the terms of a certain Loan Agreement dated as of the date hereof between Lender and Owner (as the same may hereafter be consolidated, extended, modified, amended, amended and/or restated from time to time, the "Loan Agreement"; all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement), (ii) evidenced by a certain Mortgage Note dated the date hereof in the amount of [$______________] given by Owner in favor of Lender (as the same may hereafter be consolidated, extended, modified, amended, amended and/or restated from time to time, the "Note"), and (iii) secured by, inter alia, a certain Mortgage and Security Agreement dated as of the date hereof from Owner to Lender (as the same may hereafter be consolidated, extended, modified, amended, amended and/or restated from time to time, the "Mortgage"), encumbering the Premises and other property (the Loan Agreement, the Note, the Mortgage and all other documents evidencing, securing and/or otherwise related to the Loan, collectively, the "Loan Documents").

     E. Lender has required that as a condition to making the Loan, Owner and Manager (i) assign to Lender all of Owner's right, title and interest in and to
(a) the Management Agreement and (b) any and all other agreements that Owner may now or hereafter enter into with Manager and/or any other subsequent manager ("Subsequent Manager") relating to the management of all or any portion of the Premises (each, an "Agreement", and together with the Management Agreement, collectively, the "Agreements"); (ii) subordinate, to the extent herein provided, their respective right, title and interest in and to the Management Agreement and any other Agreement, to repayment of the Loan; and (iii) agree to the terms, covenants and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

     Section 1 Representations and Warranties. Owner hereby represents and warrants to Lender that (i) as of the date hereof, the only agreements affecting the management of the Premises is the Management Agreement which constitutes the full agreement between Owner and Manager and there are no amendments thereto,
(ii) the Management Agreement is in full force and effect, (iii) neither Owner nor Manager is in default under the Management Agreement, and no event has occurred which, with the giving of notice and/or the passage of time would constitute a default thereunder, (iv) Owner shall not enter into any other agreement for the management of the Premises, except in compliance with the terms hereof and the terms of the Loan Agreement, and (v) Owner, but for this Assignment and the other Loan Documents, has not transferred, assigned or encumbered, and will not transfer, assign or encumber, in whole or in part, the Agreements or any of Owner's rights or interests thereunder.

     Section 2 Assignment. Subject to the terms and conditions hereof, to further secure Owner's obligations under the Loan Documents, Owner hereby grants, transfers and assigns to Lender all of Owner's right, title and interest in, to and under the Management Agreement and any other Agreement, together with all right, power and authority of Owner to alter, modify or change the terms of the Management Agreement or any other Agreement or to surrender, cancel or terminate the same, and Manager consents to such assignment pursuant to and in accordance with the agreements set forth herein.

     Section 3 Owner's Covenants.Owner hereby covenants and agrees as follows:

          3.1.1 Owner, at its sole cost and expense, shall faithfully perform every obligation under the Agreements by Owner to be performed; shall enforce or secure the performance of every obligation of the Management Agreement by Manager to be performed and every obligation of any other Agreement by Manager or Subsequent Manager to be performed; and shall not terminate, modify or alter in any way the terms of the Agreements or waive or release Manager or Subsequent Manager thereunder from the obligations by said Manager or Subsequent Manager to be performed and any exercise on the part of Owner of any such right without the prior written consent of Lender shall constitute an Event of Default entitling Lender to declare the Obligations immediately due and payable.

          3.1.2 At Owner's sole cost and expense, Owner shall appear in and defend any action or proceeding connected with any of the Agreements and shall pay all necessary costs and expenses of Lender, including attorneys' fees, in any such action or proceeding in which Lender may appear.

          3.1.3 That should Owner fail to make any payment or do any act as herein provided and such failure shall continue for ten (10) days after such payment is due or such act is required, then Lender, but without obligation to do, and without notice to or demand on Owner, and without releasing Owner from any obligation hereof, may make or do the same.

          3.1.4 Owner shall pay immediately upon demand all sums expended by Lender under the authority hereof, together with interest thereon at the rate provided in the Note with respect to interest on the Loan.

          3.1.5 So long as there shall be no Event of Default, Owner shall have the license to perform under and receive performance under the Management Agreement and any other Agreement.

          3.1.6 Lender shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any of the Agreements, or under or by reason of this Assignment, and Owner shall and does hereby indemnify and hold Lender harmless against and from any and all liability, loss or damage which Lender may or might incur under any of the Agreements or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Agreements, except as a result of or in connection with the gross negligence or willful misconduct of Lender. Should Lender incur any such liability, loss or damage under any of the Agreements or under or by reason of this Assignment, or in the defense of any such claims or demands, except as a result of or in connection with the gross negligence or willful misconduct of Lender, the amount thereof, including costs, expenses and attorneys' fees, shall be secured by the Mortgage, and Owner shall reimburse Lender therefor immediately upon demand, and upon the failure of Owner to do so, Lender may, upon thirty (30) days notice to Owner, if the amounts properly due and owing to Lender have not been paid, declare the Obligations to be immediately due and payable.

     Section 4 No Limitations. Owner and Manager agree that (i) nothing in this Assignment shall be construed to limit or restrict in any way the rights and powers granted in the Cash Management Agreement, Mortgage and/or any of the other Loan Documents to Lender, and (ii) an action to foreclose may be commenced, notwithstanding that Owner continues in possession of the property, both real and personal, herein referred to, and continues to collect the rents, issues and profits thereof.

     Section 5 Lender's Right to Terminate. Owner agrees that any future Agreement hereafter entered into with Manager or any Subsequent Manager shall contain (a) a provision whereby Manager or such other Subsequent Manager acknowledges that Lender has the right to immediately terminate such Agreement upon the occurrence of an Event of Default, and (b) a provision that Manager's or such Subsequent Manager's entire right, title and interest in, under and to such Agreement and any portion of the profits or issues from the Premises shall at all times be subordinate to the lien of the Mortgage. Owner shall, within five (5) days of execution thereof, provide Lender with a true and correct copy of any Agreement entered into between Owner and Manager or any Subsequent Manager.

     Section 6 Notice by Lender. A notice in writing by Lender to Manager or any Subsequent Manager under the Management Agreement or any other Agreement advising it that an Event of Default exists and requesting that all future performance under such Management Agreement or Agreement be made to Lender (or its agent), shall be construed by Manager or any Subsequent Manager as conclusive authority to Manager or any Subsequent Manager that such performance is to be made to Lender (or its agent) and Manager and Subsequent Manager under such Agreements shall be fully protected in making such performance to Lender; and Owner hereby irrevocably constitutes and appoints Lender the attorney-in-fact and agent of Owner for the purpose of endorsing the consent of Owner on any such notice. The foregoing power is coupled with an interest and shall survive the liquidation, bankruptcy or insolvency of Owner.

     Section 7 Notice by Owner. Upon any default by Manager or a Subsequent Manager under any of the Agreements, Owner shall immediately provide Lender with notice in writing of such default and Lender shall have the right (but not the obligation) to determine, in its sole discretion, which remedies, whether available under the Agreements or under applicable law, to pursue against Manager.

     Section 8 Modification of Management Agreement. Owner and/or Manager shall not modify or amend, in any respect, or terminate, the Management Agreement or any other Agreement without Lender's prior written consent.

     Section 9 Attornment by Manager. Manager hereby agrees that in the event of notification to Manager by Lender that Lender has acquired possession of the Premises or obtained the appointment of a receiver for same, Manager shall, at Lender's request, attorn to Lender as owner thereunder; provided, however, that in no event shall Lender be liable for, or be obligated to cure, any default of Owner occurring prior to the date of such notification.

     Section 10 Notice by Manager. In the event of a default by Owner under the terms of the Management Agreement, Manager shall give written notice of such default to Lender and Lender shall have the right, but not the obligation, to cure such default within forty-five (45) days after receipt of such notice, during which time Manager shall have no right to terminate the Management Agreement.

     Section 11 Subordination. Manager hereby subordinates any and all right, title and interest it may now or in the future have in the Management Agreement and/or to receive payment of any fees set forth therein (the "Management Fee") to the lien of the Mortgage and the repayment in full of all indebtedness evidenced by the Note and the Loan Agreement, including, without limitation, payment of principal and interest under the Note; provided, however, that until the occurrence of an Event of Default, Owner shall be entitled to pay, and Manager shall be entitled to receive, a Management Fee not to exceed _______ (___) percent of the Receipts from the Premises paid in accordance with the terms of the Management Agreement.

     Section 12 Management Fee. Manager hereby agrees that notwithstanding any provision to the contrary set forth herein or in the Management Agreement, Manager shall not receive any Management Fee in excess of ________ (___) percent of the Receipts from the Premises at any time.

     Section 13 Termination. Lender shall have the right to immediately terminate the Management Agreement, with or without cause in the event there shall have occurred an Event of Default. Any exercise of this right shall be without liability to Lender for payment of any fees, charges or otherwise, notwithstanding any provisions in the Management Agreement or any other agreement to the contrary. After any such termination, Lender shall have the right to replace Manager with a Subsequent Manager selected by Lender in its sole discretion.

     Section 14 Exculpation. This Assignment and Owner's liability hereunder shall be limited pursuant to the provisions of Section [6.20] of the Loan Agreement, which provisions are incorporated herein by reference.

     Section 15 Governing Law. This Assignment shall be governed by and construed and enforced in accordance with the laws of the State of New York. It is the intent of the parties hereto that the provisions of Section 5-1401 of the General Obligations Law of the State of New York shall apply to this Assignment.

     Section 16 No Waiver. Owner and Manager recognize that, in general, borrowers, guarantors or obligors who experience difficulties in honoring their loan obligations, in an effort to inhibit or impede lenders from exercising the rights and remedies available to lenders pursuant to mortgages, notes, loan agreements or other instruments evidencing or affecting loan transactions, frequently present in court the argument, often without merit, that some loan officer or administrator of the lender made an oral modification or made some statement which could be interpreted as an extension or modification or amendment to one or more debt instruments and that the borrower relied to its detriment upon the "oral modification of the loan document". For that reason, and in order to protect Lender from these allegations in connection with the transaction contemplated by this Assignment, Owner and Manager acknowledge that this Assignment can be extended, modified or amended only in writing executed by Lender, and that none of the rights or benefits of Lender can be waived permanently except in a written document executed by Lender. Lender's rights, powers, privileges and remedies under or in connection with this Assignment are cumulative and not exclusive and shall not be waived, precluded or limited by any failure or delay in the exercise thereof or by the parties exercise thereof or by any course of dealing between Manager and/or Owner and Lender. No notice to or demand on either Manager or Owner in any case shall entitle either Manager or Owner to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Lender to any other or further action in any circumstances without notice or demand.

     Section 17 Counterparts. This Assignment and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed, including by transmission of facsimile, in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. In the event this Assignment or any amendment, waiver, consent or supplement shall have been executed by transmission of facsimile, any party may request that the parties thereto execute original documents for record purposes, but no failure of any party to do so shall invalidate or in any other way affect the validity of such document. This Assignment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the parties of written or telephonic notification of such execution and authorization of delivery thereof.

     Section 18 Descriptive Headings; Recitals. The descriptive headings used in this Assignment are for convenience only and shall not be deemed to affect the meaning or construction of any provision hereof. The Recitals set forth at the beginning of this Assignment are hereby incorporated into the substantive provisions of this Assignment.

     Section 19 Notices. Any notice, report, demand or other instrument authorized or required to be given or furnished hereunder shall be given in conformity with the terms and conditions of the Loan Agreement and to the parties hereto at the addresses set forth above.

     Section 20 Benefit of Agreement. This Assignment shall be binding upon each party hereto and its successors and assigns, and shall inure to the benefit of Owner, Lender, and Manager and their respective successors and/or assigns, except the rights and remedies of Owner, Lender, and Manager under this Assignment shall not inure to the benefit of (i) any purchaser of the Property at a foreclosure sale, (ii) any Person taking title to the Property by deed in lieu of foreclosure or (iii) any successor or assign of any Person described in clauses (i) and (ii) above, except that Owner's, Lender's, and Manager's rights shall inure to the benefit of the parties described in clauses (i), (ii) and
(iii) hereof if such parties are Lender (including, for these purposes, its successors and assigns as holder of the Loan Documents), any beneficiaries of any Loan Pool, and any Participant's or any of Lender's (or such successors, assigns, beneficiaries or Participant's) Affiliates or nominees.

     Section 21 Cash Management. Manager hereby agrees that, notwithstanding any provision to the contrary set forth herein or in the Management Agreement, (i) Manager shall comply, to the extent applicable, with the provisions of the Loan Agreement and the Cash Management Agreement, final copies of which Manager acknowledges receiving, and (ii) in the event of a conflict between the terms hereof and/or of the Management Agreement, on the one hand, and the terms of the Loan Agreement and/or the Cash Management Agreement, on the other hand, the terms of the Loan Agreement and/or the Cash Management Agreement shall govern.

     Section 22 Inconsistencies. In the event of any inconsistency between the terms and conditions hereof and the terms of the Management Agreement, the terms and conditions set forth herein shall govern.

     Section 23 Waiver of Jury Trial. OWNER AND MANAGER AND BY ACCEPTANCE HEREOF LENDER, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS ANY SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF OWNER OR MANAGER OR LENDER RELATING TO THE LOAN, AND THE LENDING

RELATIONSHIP WHICH IS THE SUBJECT OF THIS ASSIGN-MENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ACCEPTING THIS ASSIGNMENT.

     Section  24  Severability.   In  the  event  that  any  of  the  covenants,
agreements, terms or provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms and provisions contained herein shall be in no way affected, prejudiced or disturbed thereby.

     Section 25 Further Assurances. At any time, and from time to time, upon Lender's request, Owner and Manager shall make, execute and deliver, or cause to be made, executed and delivered, to Lender and, where appropriate, shall cause to be recorded or filed, and from time to time thereafter to be re-recorded and refiled, at such time and in such offices and places as shall be deemed desirable by Lender as Lender may consider necessary or desirable in order to effectuate, or to continue and preserve the obligations of Owner and Manager under this Assignment, such documents and/or instruments as Lender may request. Upon any failure by either Owner or Manager to do so, Lender may make, execute, record, file, re-record or refile any and all such documents and/or instruments for and in the name of either Owner or Manager, and Owner and Manager hereby irrevocably appoints (which appointment is coupled with an interest with full power of substitution) Lender the agent and attorney-in-fact of either Owner or Manager to do so; and Owner and Manager shall reimburse Lender, on demand, for all costs and expenses (including attorneys' fees and expenses) incurred by Lender in connection therewith.

     Section 26 Jurisdiction, Venue, Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS ASSIGNMENT SHALL BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK. MANAGER AND OWNER HEREBY ACCEPT FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. MANAGER AND OWNER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THEM AT THEIR RESPECTIVE ADDRESSES AS SET FORTH ABOVE. MANAGER AND OWNER HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH EACH MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS ASSIGNMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND EACH HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EITHER THE MANAGER OR OWNER IN ANY OTHER JURISDICTION.

     IN WITNESS WHEREOF, each of the parties hereto has executed and delivered this Assignment or has caused the same to be executed and delivered by its duly authorized representative as of the date first above written.

               OWNER:
                         -----------------------------------------
                   a
                         -----------------------------------------
                  By:
                         -----------------------------------------
                Name:
                         -----------------------------------------
               Title:
                         -----------------------------------------


               LENDER:   CREDIT  SUISSE FIRST BOSTON  MORTGAGE  CAPITAL LLC,
                         -----------------------------------------
                    a    Delaware limited liability company
                         -----------------------------------------
                   By:
                         -----------------------------------------
                 Name:
                         -----------------------------------------
                                  Authorized Signatory
                         -----------------------------------------

              MANAGER:
                         -----------------------------------------
                   a
                         -----------------------------------------
                  By:
                         -----------------------------------------
                Name:
                         -----------------------------------------
               Title:
                         -----------------------------------------

                                   SCHEDULE H
                                   ----------
                           List of Pre-Approved Buyers

                                    Bass PLC

                             Canadian Pacific Hotels

                        Fairmont Hotel Management Company

                           Grossman Company Properties

                            Hilton Hotels Corporation

                           KSL Recreation Corporation

                             Lowe Enterprises, Inc.

                           Ritz Carlton Hotel Company

                         Starwood Hotels & Resorts Trust

                                   SCHEDULE I
                                   ----------

                          Form of Assumption Agreement